                                                               File Nos. 2-86008
                                                                        811-3828

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

               Pre-Effective Amendment No.                           [ ]
                                           --


               Post-Effective Amendment No. 42                       [X]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


               Amendment No. 41                                      [X]


                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free: 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

        It is proposed that this filing will become effective (check the appropriate box).


[ ] immediately upon filing pursuant to paragraph (b)   [ ] on (date) pursuant to paragraph (a)(1)

[X] on February 1, 2005 pursuant to paragraph (b)       [ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS
                                                               February 1, 2005
Seligman
Municipal Funds
          Seeking Income Exempt From Regular Income Tax

.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

MUNI-1 2/2005
                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment strategies, risks, performance and expenses of the Funds.
      Overview of the Funds.............................................................   1
      National Fund.....................................................................   4
      California High-Yield Fund........................................................   7
      California Quality Fund...........................................................  10
      Colorado Fund.....................................................................  13
      Florida Fund......................................................................  16
      Georgia Fund......................................................................  19
      Louisiana Fund....................................................................  22
      Maryland Fund.....................................................................  25
      Massachusetts Fund................................................................  28
      Michigan Fund.....................................................................  31
      Minnesota Fund....................................................................  34
      Missouri Fund.....................................................................  37
      New Jersey Fund...................................................................  40
      New York Fund.....................................................................  43
      North Carolina Fund...............................................................  46
      Ohio Fund.........................................................................  49
      Oregon Fund.......................................................................  52
      Pennsylvania Fund.................................................................  55
      South Carolina Fund...............................................................  58
      Management of the Funds...........................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy.............................................  65
      Pricing of Fund Shares............................................................  69
      Opening Your Account..............................................................  70
      How to Buy Additional Shares......................................................  71
      How to Exchange Shares Among the Seligman Mutual Funds............................  71
      How to Sell Shares................................................................  72
      Important Policies That May Affect Your Account...................................  73
      Frequent Trading of Fund Shares...................................................  74
      Dividends and Capital Gain Distributions..........................................  75
      Taxes.............................................................................  76
FINANCIAL HIGHLIGHTS....................................................................  77
HOW TO CONTACT US....................................................................... 106
FOR MORE INFORMATION............................................................. back cover

The Funds

Overview of the Funds

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.


  ALTERNATIVE MINIMUM TAX ("AMT"):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.

A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

National Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998    1999    2000   2001   2002   2003    2004
 ----   ----    ----   ----    ----    ----   ----   ----   -----   ----
20.10%  3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%   3.36%



         Best calendar quarter return: 8.25% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.26% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.54)% 5.10% 5.80%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.54)  5.10  5.80       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.45   5.04  5.71       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.44   4.98   n/a    3.29%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.44   5.18  5.37       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

National Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

California High-Yield Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Funds' management fee to .40% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997    1998   1999    2000     2001   2002   2003    2004
------  -----  -----  -----  ------  ------   -----   -----  -----   ----
14.55%  5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%   7.02%  4.63%   4.90%



         Best calendar quarter return: 6.48% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.34% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.08)% 6.00% 5.88%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.29)  5.91  5.74       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.48   5.78  5.70       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.88   5.88   n/a    4.01%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.95   6.09  5.41       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California High-Yield Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.00%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to .40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $572         $778         $1,001         $1,641
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $572         $778         $1,001         $1,641
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000   2001    2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%   4.20%



         Best calendar quarter return: 8.97% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.53% - quarter ended 6/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.69)% 6.04% 6.13%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.94)  5.94  5.97       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.09   5.79  5.90       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.26   5.93   n/a    4.06%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.29   6.13  5.67       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .33%        .33%    .33%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .93%       1.83%   1.83%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, bankruptcy of United Airlines, long-term water availability, the possibility of declining housing prices, household debt burdens, state and local budgetary shortfalls and other economic factors.


.. Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000   2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%   4.26%



         Best calendar quarter return: 6.34% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.33% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.66)% 6.03% 5.47%    n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.66)  6.02  5.45     n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.94   5.82  5.37     n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.40   5.91   n/a    4.08%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.33   6.10  5.00     n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000   2001   2002    2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%  3.27%



         Best calendar quarter return: 7.00% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.26% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                      CLASS C
                                                                                       SINCE
                                                             ONE     FIVE     TEN    INCEPTION
                                                             YEAR    YEARS   YEARS    5/27/99
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
Return before taxes                                         (1.61)%  5.85%   5.77%        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)   5.82    5.64         n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.32    5.66    5.57         n/a
------------------------------------------------------------------------------------------------
CLASS C                                                      0.50    5.89     n/a      4.17%
------------------------------------------------------------------------------------------------
CLASS D                                                      1.50    6.09    5.49         n/a
------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48    7.20    7.06      5.91/(1)/
------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .39%        .39%    .39%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.14%       1.89%   1.89%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $586         $820         $1,073         $1,795
---------------------------------------------------------------------
Class C         389          688          1,111          2,289
---------------------------------------------------------------------
Class D         292          594          1,021          2,212
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $586         $820         $1,073         $1,795
---------------------------------------------------------------------
Class C         290          688          1,111          2,289
---------------------------------------------------------------------
Class D         192          594          1,021          2,212
---------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

.. Georgia's economy will be affected by trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  ------  ------   ----
19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%   1.88%



         Best calendar quarter return: 7.71% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.21% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.96)% 5.13% 5.71%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.96)  5.06  5.58       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.59   5.02  5.55       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (1.01)  5.01   n/a    3.34%
-------------------------------------------------------------------------------------------
CLASS D                                                     (0.02)  5.21  5.29       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002  2003   2004
------  -----  -----  -----  ------  ------  -----  -----  -----  -----
17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%  4.30%  3.52%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.60% - quarter ended 9/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.37)% 5.54% 5.69%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.44)  5.48  5.56       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.53   5.39  5.53       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.50   5.38   n/a    3.81%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.60   5.63  5.26       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%   4.12%



         Best calendar quarter return: 6.96% - quarter ended 3/31/95.



        Worst calendar quarter return: -1.73% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.81)% 5.05% 5.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.91)  4.97  5.45       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.87   4.94  5.41       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.30   4.94   n/a    3.61%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.31   5.16  5.10       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .33%        .33%    .33%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .93%       1.83%   1.83%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000    2001  2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   ----
15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%   2.60%



         Best calendar quarter return: 6.45% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.80% - quarter ended 9/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.30)% 6.33% 5.83%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.36)  6.32  5.70       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.13)  6.08  5.63       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.38)  6.23   n/a    4.16%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.57   6.43  5.38       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .29%        .29%    .29%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .89%       1.79%   1.79%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $745         $  945         $1,519
---------------------------------------------------------------------
Class C         379          658          1,060          2,184
---------------------------------------------------------------------
Class D         282          563            970          2,105
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $745         $  945         $1,519
---------------------------------------------------------------------
Class C         280          658          1,060          2,184
---------------------------------------------------------------------
Class D         182          563            970          2,105
---------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002    2003   2004
------  -----  -----  -----  ------  ------  -----  ------- ------  -----
15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%  3.10%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.00% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (1.79)%   5.62%    5.77%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.79)    5.55     5.59         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.21     5.44     5.57         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                      0.14     5.48     n/a       4.03%
--------------------------------------------------------------------------------------------------
CLASS D                                                      1.19     5.70     5.30         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48     7.20     7.06      5.91/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .27%        .27%    .27%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .87%       1.77%   1.77%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         377          652          1,050          2,163
---------------------------------------------------------------------
Class D         280          557            959          2,084
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         278          652          1,050          2,163
---------------------------------------------------------------------
Class D         180          557            959          2,084
---------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The November 2004 forecast projected a $495 million surplus for 2004-2005 biennium, but projected a $700 million deficit for the biennium ending June 30, 2007. The budgets for each of these biennial periods must be balanced. Future adjustments are expected to be necessary for fiscal year 2006 and fiscal year 2007.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  ------  ------   -----
11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%    2.72%



         Best calendar quarter return: 5.04% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.43% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.10)% 5.23% 4.95%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.10)  5.23  4.90       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.04)  5.10  4.90       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.20)  5.11   n/a    3.60%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.81   5.32  4.51       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                           CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          4.75%          2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/     1%   none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%        .50%    .50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              .10%       1.00%   1.00%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        .28%        .28%    .28%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  .88%       1.78%   1.78%
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $561         $742         $  939         $1,508
                    ---------------------------------------------------------------------
                    Class C         378          655          1,055          2,174
                    ---------------------------------------------------------------------
                    Class D         281          560            964          2,095
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $561         $742         $  939         $1,508
                    ---------------------------------------------------------------------
                    Class C         279          655          1,055          2,174
                    ---------------------------------------------------------------------
                    Class D         181          560            964          2,095
                    ---------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997    1998   1999    2000   2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%    3.02%



         Best calendar quarter return: 7.31% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.33% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                     CLASS C
                                                                                      SINCE
                                                             ONE    FIVE      TEN   INCEPTION
                                                             YEAR   YEARS    YEARS   5/27/99
-----------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------
Return before taxes                                         (1.96)%  5.93%    5.72%      n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.98)   5.86     5.58       n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.03    5.69     5.52       n/a
-----------------------------------------------------------------------------------------------
CLASS C                                                      0.17    5.82     n/a     4.00%
-----------------------------------------------------------------------------------------------
CLASS D                                                      1.18    6.03     5.29       n/a
-----------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48    7.20     7.06    5.91/(1)/
-----------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%/(1)/     2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%  7.78%  4.80%   3.02%



         Best calendar quarter return: 6.78% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.51% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.87)% 5.47% 5.46%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.89)  5.43  5.28       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.13   5.30  5.26       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.17   5.45   n/a    3.66%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.21   5.66  5.15       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/    .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .23%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.13%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997    1998   1999    2000    2001   2002   2003   2004
------  -----  ------  -----  ------  ------  -----  -----  ------  -----
19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%  8.93%  5.26%   3.03%



         Best calendar quarter return: 8.13% - quarter ended 3/31/95.



         Worst calendar quarter return: -2.54 - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.89)% 6.02% 6.29%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.89)  5.96  6.18       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.17   5.80  6.09       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.16   5.88   n/a    4.07%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.11   6.11  5.84       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .28%        .28%    .28%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .88%       1.78%   1.78%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $561         $742         $  939         $1,508
---------------------------------------------------------------------
Class C         378          655          1,055          2,174
---------------------------------------------------------------------
Class D         281          560            964          2,095
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $561         $742         $  939         $1,508
---------------------------------------------------------------------
Class C         279          655          1,055          2,174
---------------------------------------------------------------------
Class D         181          560            964          2,095
---------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. While during 2004, the North Carolina economy's recovery from the 2001 recession accelerated, job growth has been moderate and some sectors of the North Carolina economy, particularly manufacturing employment, continue to decline.



.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, the State continues to face pressures in matching revenues to expenses and likely will continue to deal with budget problems at least until the rate of growth in the North Carolina economy increases or changes are made to the tax system to better match it to the changing North Carolina economy, thereby increasing overall tax revenues. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its "AAA" rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to "Aa1". A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995     1996   1997    1998   1999    2000    2001  2002    2003    2004
------   -----  -----   -----  ------  ------  -----  -----  ------   -----
19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%   2.49%



         Best calendar quarter return: 8.72% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.71% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.32)% 5.38% 5.72%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.37)  5.31  5.60       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.32)  5.18  5.52       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.24)  5.39   n/a    3.75%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.74   5.59  5.44       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .44%        .44%    .44%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.19%       1.94%   1.94%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         394          703          1,137          2,342
---------------------------------------------------------------------
Class D         297          609          1,047          2,264
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         295          703          1,137          2,342
---------------------------------------------------------------------
Class D         197          609          1,047          2,264
---------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997  1998    1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%   3.38%




         Best calendar quarter return: 6.47% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.12% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.56)% 5.54% 5.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)  5.51  5.41       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.34   5.40  5.39       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.47   5.41   n/a    3.77%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.44   5.60  5.10       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .27%        .27%    .27%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .87%       1.77%   1.77%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         377          652          1,050          2,163
---------------------------------------------------------------------
Class D         280          557            959          2,084
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         278          652          1,050          2,163
---------------------------------------------------------------------
Class D         180          557            959          2,084
---------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:


.. Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%  3.60%



         Best calendar quarter return: 6.15% - quarter ended 3/31/95.



        Worst calendar quarter return: -1.78% - quarter ended 6/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.37)% 5.54% 5.63%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.38)  5.47  5.52       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.46   5.35  5.47       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.79   5.44   n/a    3.89%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.67   5.65  5.19       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%  3.81%  9.31%   3.70%   2.47%



         Best calendar quarter return: 7.59% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.61% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.35)% 5.35% 5.65%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.39)  5.28  5.47       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.37)  5.14  5.41       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.27)  5.36   n/a    3.66%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.72   5.56  5.34       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges, or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .61%        .61%    .61%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.36%       2.11%   2.11%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $607         $885         $1,184         $2,032
---------------------------------------------------------------------
Class C         411          754          1,223          2,517
---------------------------------------------------------------------
Class D         314          661          1,134          2,441
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $607         $885         $1,184         $2,032
---------------------------------------------------------------------
Class C         312          754          1,223          2,517
---------------------------------------------------------------------
Class D         214          661          1,134          2,441
---------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to the present. These difficulties have not impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal year 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.


.. The State experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of January 15, 2005, ratings on the State's general obligation bonds had not been revised; however, Moody's assigned a negative outlook to the State's general obligation debt credit rating.



.. Due to more positive financial results for the entire fiscal year of 2004, South Carolina has eliminated the cumulative $177 million deficit and has partially restored the required balance in the General Reserve Fund.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%   4.27%



         Best calendar quarter return: 7.23% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.38% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.71)% 6.06% 5.94%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.74)  5.98  5.80       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.84   5.81  5.73       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.35   5.94   n/a    4.11%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.34   6.14  5.51       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $12.5 billion in assets as of December 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2004, of approximately $8.9 billion.


Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waiver at any time.

PORTFOLIO MANAGEMENT

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.


   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?


A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represented less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.


Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.



If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.



Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.


Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.


For more information regarding Breakpoint Discounts, please consult the Funds' Statement of Additional Information. This information can also be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.


-------------

(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.


CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:


                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

-------------

(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.


When purchasing shares through certain financial intermediaries listed in the Funds' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.



In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Funds' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Funds' Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.




The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying a sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Funds' Statement of Additional Information or www.seligman.com/(1)/.


Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

-------------

(1)The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.


Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as a shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases for non-retirement accounts must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.


  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

.. Close your account if it does not have a certified taxpayer identification number; or

.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares



As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund, and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors, the Funds' distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.



Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.



To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower a Fund's investment performance during periods of rising markets.


Dividends and Capital Gain Distributions


Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The National Fund, Colorado Fund and Minnesota Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.


You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.



Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's classes for the past five years or from inception, if less than five years. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.98  $  8.05  $  7.98  $  7.65  $  7.68
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.33     0.37     0.37     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)   (0.07)    0.06     0.33    (0.03)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.33     0.26     0.43     0.70     0.36
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.33)   (0.36)   (0.37)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --       --       --       --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.33)   (0.36)   (0.37)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.97  $  7.98  $  8.05  $  7.98  $  7.65
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.16%    3.29%    5.62%    9.36%    4.88%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $73,970  $86,905  $89,243  $89,117  $87,583
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.95%    0.89%    0.91%    0.87%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.22%    4.14%    4.64%    4.74%    5.18%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    7.04%    6.97%   20.58%    6.54%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.98  $ 8.05  $ 7.98  $  7.65  $ 7.68
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26    0.30     0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.01)  (0.07)   0.06     0.33   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.25    0.19    0.36     0.63    0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --       --      --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.97  $ 7.98  $ 8.05  $  7.98  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.23%   2.36%   4.67%    8.38%   3.94%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,503  $5,446  $5,903  $ 3,029  $1,056
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.79%    1.81%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.32%   3.24%   3.74%    3.84%   4.28%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.04%   6.97%   20.58%   6.54%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.98  $ 8.05  $ 7.98  $  7.65  $ 7.68
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26    0.30     0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.01)  (0.07)   0.06     0.33   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.25    0.19    0.36     0.63    0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --       --      --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.97  $ 7.98  $ 8.05  $  7.98  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.23%   2.36%   4.67%    8.38%   3.94%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,799  $2,942  $4,059  $ 3,547  $3,839
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.79%    1.81%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.32%   3.24%   3.74%    3.84%   4.28%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.04%   6.97%   20.58%   6.54%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

CALIFORNIA HIGH-YIELD FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.59  $  6.74  $  6.63  $  6.33  $  6.28
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.28     0.29     0.30     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.06    (0.12)    0.13     0.30     0.13
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.34     0.16     0.42     0.60     0.45
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.28)   (0.29)   (0.30)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.02)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.31)   (0.31)   (0.30)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.65  $  6.59  $  6.74  $  6.63  $  6.33
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               5.30%    2.48%    6.50%    9.74%    7.49%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $34,315  $38,798  $51,011  $50,239  $47,915
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.90%    0.88%    0.84%    0.70%    0.71%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.20%    4.24%    4.41%    4.69%    5.23%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.43%   11.72%    2.95%    5.20%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.00%    0.98%    0.94%    0.95%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.10%    4.14%    4.31%    4.44%    5.04%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.60  $  6.75  $  6.64  $  6.34  $  6.29
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.22     0.23     0.25     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.06    (0.12)    0.13     0.30     0.13
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.10     0.36     0.55     0.40
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.22)   (0.23)   (0.25)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.02)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.25)   (0.25)   (0.25)   (0.35)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.66  $  6.60  $  6.75  $  6.64  $  6.34
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.35%    1.56%    5.57%    8.74%    6.53%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,964  $ 3,482  $ 3,457  $ 3,293  $ 1,546
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.80%    1.78%    1.74%    1.60%    1.61%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.30%    3.34%    3.51%    3.79%    4.33%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.43%   11.72%    2.95%    5.20%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.90%    1.88%    1.84%    1.85%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.20%    3.24%    3.41%    3.54%    4.13%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                        2004     2003   2002OO      2001    2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   6.60  $  6.75  $  6.64  $   6.34  $ 6.29
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.22     0.22     0.23      0.25    0.27
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      0.06    (0.12)    0.13      0.30    0.13
-------------------------------------------------------------------------------------------------------
Total from investment operations                              0.28     0.10     0.36      0.55    0.40
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.21)   (0.22)   (0.23)    (0.25)  (0.27)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.01)   (0.03)   (0.02)       --   (0.08)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.22)   (0.25)   (0.25)    (0.25)  (0.35)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   6.66  $  6.60  $  6.75  $   6.64  $ 6.34
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                4.35%    1.56%    5.57%     8.74%   6.53%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  2,519  $ 4,832  $ 5,419  $  5,938  $5,880
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.80%    1.78%    1.74%     1.60%   1.61%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.30%    3.34%    3.51%     3.79%   4.33%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --    4.43%   11.72%     2.95%   5.20%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.90%    1.88%    1.84%     1.85%   1.81%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.20%    3.24%    3.41%     3.54%   4.13%
-------------------------------------------------------------------------------------------------------


CALIFORNIA QUALITY FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2004     2003    2002OO     2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.88  $  7.04  $   6.90  $  6.53  $  6.42
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.27      0.29     0.30     0.30
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       --    (0.16)     0.20     0.39     0.18
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.11      0.49     0.69     0.48
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)    (0.29)   (0.30)   (0.30)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --     (0.06)   (0.02)   (0.07)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.27)    (0.35)   (0.32)   (0.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.89  $  6.88  $   7.04  $  6.90  $  6.53
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.23%    1.63%     7.29%   10.72%    7.95%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $51,395  $61,566  $ 74,713  $74,585  $70,905
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.93%    0.93%     0.87%    0.87%    0.87%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.06%    3.96%     4.23%    4.42%    4.83%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     0.86%    1.43%     6.40%   19.83%    1.33%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.85  $ 7.01  $ 6.88  $  6.51  $ 6.40
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22    0.21    0.23     0.24    0.25
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.01   (0.16)   0.18     0.39    0.18
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.05    0.41     0.63    0.43
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.22)   (0.24)  (0.25)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --   (0.06)   (0.02)  (0.07)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.21)  (0.21)  (0.28)   (0.26)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.87  $ 6.85  $ 7.01  $  6.88  $ 6.51
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.46%   0.72%   6.20%    9.81%   7.00%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $4,783  $5,772  $5,067  $ 1,952  $  204
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.83%   1.83%   1.77%    1.77%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.16%   3.06%   3.33%    3.52%   3.93%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.86%   1.43%   6.40%   19.83%   1.33%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.85  $ 7.01  $ 6.88  $  6.51  $ 6.40
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22    0.21    0.23     0.24    0.25
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.01   (0.16)   0.18     0.39    0.18
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.05    0.41     0.63    0.43
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.22)   (0.24)  (0.25)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --   (0.06)   (0.02)  (0.07)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.21)  (0.21)  (0.28)   (0.26)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.87  $ 6.85  $ 7.01  $  6.88  $ 6.51
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.46%   0.72%   6.20%    9.81%   7.00%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,306  $1,512  $1,956  $ 3,344  $3,666
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.83%   1.83%   1.77%    1.77%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.16%   3.06%   3.33%    3.52%   3.93%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.86%   1.43%   6.40%   19.83%   1.33%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

COLORADO FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.63  $  7.69  $  7.47  $  7.02  $  7.10
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.32     0.34     0.35
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03    (0.06)    0.23     0.45    (0.03)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.34     0.25     0.55     0.79     0.32
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.32)   (0.34)   (0.35)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.31)   (0.33)   (0.34)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.66  $  7.63  $  7.69  $  7.47  $  7.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.49%    3.38%    7.60%   11.44%    4.64%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $36,025  $38,560  $39,155  $37,429  $37,358
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.99%    0.96%    0.94%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    4.05%    4.31%    4.63%    4.99%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.04%    4.10%    9.45%   11.31%    8.81%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.62  $  7.68  $  7.46  $  7.02  $  7.09
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.25     0.28     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03    (0.05)    0.23     0.44    (0.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.27     0.19     0.48     0.72     0.26
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.25)   (0.28)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.26)   (0.28)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.56%    2.46%    6.59%   10.39%    3.86%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   121  $   205  $   169  $    96  $    76
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.89%    1.86%    1.84%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.41%    3.73%    4.09%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.04%    4.10%    9.45%   11.31%    8.81%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003    2002OO     2001    2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.62  $ 7.68    $ 7.46  $  7.02  $ 7.09
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24      0.25     0.28    0.28
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.03   (0.05)     0.23     0.44   (0.02)
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.27    0.19      0.48     0.72    0.26
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)    (0.25)   (0.28)  (0.28)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --   (0.01)    (0.01)      --   (0.05)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)    (0.26)   (0.28)  (0.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.65  $ 7.62    $ 7.68  $  7.46  $ 7.02
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.56%   2.46%     6.59%   10.39%   3.86%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  138  $  276    $  461  $   609  $  505
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.89%     1.86%    1.84%   1.81%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.15%   3.15%     3.41%    3.73%   4.09%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    5.04%   4.10%     9.45%   11.31%   8.81%
----------------------------------------------------------------------------------------------------


FLORIDA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.08  $  8.08  $  7.88  $  7.48  $  7.41
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.32     0.34     0.36     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)    0.01     0.20     0.43     0.11
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.33     0.54     0.79     0.48
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.32)   (0.34)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.01)      --    (0.03)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.33)   (0.34)   (0.39)   (0.41)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.00  $  8.08  $  8.08  $  7.88  $  7.48
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.26%    4.16%    7.08%   10.78%    6.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $32,470  $34,131  $37,513  $36,695  $34,949
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.99%    1.00%    0.94%    0.70%    0.72%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    3.98%    4.37%    4.70%    5.08%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --   12.51%   10.19%    9.57%   12.68%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.14%    1.15%    1.09%    1.08%    1.09%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.90%    3.83%    4.22%    4.32%    4.71%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS C                                                      2004     2003   2002OO    2001     2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.09  $  8.10  $  7.90  $ 7.50  $  7.43
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26     0.26     0.29    0.31     0.32
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)      --     0.19    0.43     0.11
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.21     0.26     0.48    0.74     0.43
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.26)   (0.28)  (0.31)   (0.32)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)   (0.01)      --   (0.03)   (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)   (0.27)   (0.28)  (0.34)   (0.36)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.02  $  8.09  $  8.10  $ 7.90  $  7.50
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.61%    3.24%    6.26%   9.97%    5.98%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $4,683  $ 4,686  $ 3,839  $2,274  $   699
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.74%    1.75%    1.69%   1.45%    1.47%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.30%    3.23%    3.62%   3.95%    4.33%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   12.51%   10.19%   9.57%   12.68%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.89%    1.90%    1.84%   1.83%    1.84%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.15%    3.08%    3.47%   3.57%    3.96%
----------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS D                                                      2004     2003   2002OO    2001     2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.10  $  8.10  $  7.90  $ 7.50  $  7.43
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26     0.26     0.29    0.31     0.32
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)    0.01     0.19    0.43     0.11
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.20     0.27     0.48    0.74     0.43
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.26)   (0.28)  (0.31)   (0.32)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)   (0.01)      --   (0.03)   (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)   (0.27)   (0.28)  (0.34)   (0.36)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.02  $  8.10  $  8.10  $ 7.90  $  7.50
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.48%    3.37%    6.26%   9.97%    5.98%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,351  $ 1,567  $ 1,904  $1,811  $ 1,463
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.74%    1.75%    1.69%   1.45%    1.47%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.30%    3.23%    3.62%   3.95%    4.33%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   12.51%   10.19%   9.57%   12.68%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.89%    1.90%    1.84%   1.83%    1.84%
----------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                  3.15%    3.08%    3.47%   3.57%    3.96%
----------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

GEORGIA FUND


                                                                        YEAR ENDED SEPTEMBER 30,
                                                          -   --------------------------------------------
CLASS A                                                           2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.01  $  8.10  $  7.89  $  7.64  $  7.75
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32     0.33     0.35     0.36     0.37
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        (0.16)   (0.06)    0.22     0.29     0.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.16     0.27     0.57     0.65     0.43
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.32)   (0.33)   (0.35)   (0.36)   (0.37)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 (0.01)   (0.03)   (0.01)   (0.04)   (0.17)
----------------------------------------------------------------------------------------------------------
Total distributions                                             (0.33)   (0.36)   (0.36)   (0.40)   (0.54)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $  7.84  $  8.01  $  8.10  $  7.89  $  7.64
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   2.09%    3.48%    7.47%    8.68%    5.95%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                        $32,928  $35,086  $38,306  $38,355  $37,423
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.94%    0.97%    0.89%    0.95%    0.91%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            4.11%    4.16%    4.44%    4.56%    4.96%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        20.43%       --   13.66%       --    9.57%
----------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          -   --------------------------------------------
CLASS C                                                           2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.02  $  8.12  $  7.91  $  7.66  $  7.76
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25     0.26     0.28     0.29     0.30
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        (0.15)   (0.07)    0.22     0.29     0.07
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.10     0.19     0.50     0.58     0.37
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.25)   (0.26)   (0.28)   (0.29)   (0.30)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 (0.01)   (0.03)   (0.01)   (0.04)   (0.17)
----------------------------------------------------------------------------------------------------------
Total distributions                                             (0.26)   (0.29)   (0.29)   (0.33)   (0.47)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $  7.86  $  8.02  $  8.12  $  7.91  $  7.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   1.30%    2.42%    6.49%    7.71%    5.15%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                        $   639  $   620  $   600  $   383  $   246
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.84%    1.87%    1.79%    1.85%    1.81%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            3.21%    3.26%    3.54%    3.66%    4.06%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        20.43%       --   13.66%       --    9.57%
----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                       2004    2003   2002OO    2001    2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $ 8.12  $  7.91  $ 7.66  $ 7.76
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25    0.26     0.28    0.29    0.30
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.16)  (0.06)    0.22    0.29    0.07
---------------------------------------------------------------------------------------------------
Total from investment operations                             0.09    0.20     0.50    0.58    0.37
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.25)  (0.26)   (0.28)  (0.29)  (0.30)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)  (0.03)   (0.01)  (0.04)  (0.17)
---------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)  (0.29)   (0.29)  (0.33)  (0.47)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.86  $ 8.03  $  8.12  $ 7.91  $ 7.66
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               1.17%   2.55%    6.49%   7.71%   5.15%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,479  $1,658  $ 2,010  $1,991  $2,129
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%   1.87%    1.79%   1.85%   1.81%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.21%   3.26%    3.54%   3.66%   4.06%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    20.43%      --   13.66%      --   9.57%
---------------------------------------------------------------------------------------------------


LOUISIANA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.27  $  8.41  $  8.15  $  7.80  $  7.81
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.36     0.37     0.38     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.12)    0.26     0.37     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.31     0.24     0.63     0.75     0.43
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.35)   (0.37)   (0.38)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.03)      --    (0.02)   (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.36)   (0.38)   (0.37)   (0.40)   (0.44)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.22  $  8.27  $  8.41  $  8.15  $  7.80
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.77%    3.03%    7.94%    9.77%    5.70%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $41,960  $46,181  $49,356  $49,267  $47,099
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.94%    0.87%    0.89%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.14%    4.33%    4.56%    4.71%    5.10%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.51%       --   11.19%    4.99%       --
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003   2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.41  $  8.15  $ 7.80  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.28     0.30    0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.11)    0.25    0.37    0.05
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.17     0.55    0.67    0.37
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.28)   (0.29)  (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)      --   (0.02)  (0.05)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.31)   (0.29)  (0.32)  (0.37)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.22  $ 8.27  $  8.41  $ 8.15  $ 7.80
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.84%   2.11%    6.98%   8.78%   4.88%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  698  $  687  $   769  $  873  $  581
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.84%    1.77%   1.79%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.24%   3.43%    3.66%   3.81%   4.20%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.51%      --   11.19%   4.99%      --
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.41  $  8.15  $ 7.80  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.28     0.30    0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.11)    0.25    0.37    0.05
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.17     0.55    0.67    0.37
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.28)   (0.29)  (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)      --   (0.02)  (0.05)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.31)   (0.29)  (0.32)  (0.37)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.22  $ 8.27  $  8.41  $ 8.15  $ 7.80
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.84%   2.11%    6.98%   8.78%   4.88%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  464  $  843  $ 1,123  $  970  $  721
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.84%    1.77%   1.79%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.24%   3.43%    3.66%   3.81%   4.20%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.51%      --   11.19%   4.99%      --
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MARYLAND FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO        2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.05  $  8.27  $  8.08     $  7.79  $  7.79
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.36        0.39     0.39
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       --    (0.14)    0.22        0.29       --
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.31     0.18     0.58        0.68     0.39
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.36)      (0.39)   (0.39)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)         --       --
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)   (0.40)   (0.39)      (0.39)   (0.39)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.03  $  8.05  $  8.27     $  8.08  $  7.79
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.94%    2.29%    7.33%       8.83%    5.26%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $41,082  $45,239  $47,787     $46,234  $48,042
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.93%    0.96%    0.90%       0.91%    0.91%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.89%    3.92%    4.47%       4.82%    5.10%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%          --    9.76%
---------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO        2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.06  $  8.29  $  8.09     $  7.80  $  7.80
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.29        0.32     0.32
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.01    (0.14)    0.23        0.29       --
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.10     0.52        0.61     0.32
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.29)      (0.32)   (0.32)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)         --       --
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.33)   (0.32)      (0.32)   (0.32)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.06  $  8.29     $  8.09  $  7.80
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.13%    1.25%    6.49%       7.86%    4.32%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   419  $   444  $   480     $   417  $   161
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.83%    1.86%    1.80%       1.81%    1.81%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%    3.02%    3.57%       3.92%    4.20%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%          --    9.76%
---------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                     YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------------
CLASS D                                                       2004     2003   2002OO      2001      2000
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.06  $  8.29  $  8.09  $   7.80  $   7.80
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.23     0.24     0.29      0.32      0.32
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02    (0.14)    0.23      0.29        --
--------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.10     0.52      0.61      0.32
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.29)    (0.32)    (0.32)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)       --        --
--------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.33)   (0.32)    (0.32)    (0.32)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.06  $  8.29  $   8.09  $   7.80
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.13%    1.25%    6.49%     7.86%     4.32%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,016  $ 2,291  $ 2,352  $  2,216  $  2,179
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.83%    1.86%    1.80%     1.81%     1.81%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%    3.02%    3.57%     3.92%     4.20%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%        --     9.76%
--------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND


                                                                     YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS A                                                        2004      2003    2002OO     2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.34   $   8.38  $   8.01  $  7.48  $  7.47
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.33       0.33      0.35     0.35     0.36
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.07)     (0.05)     0.37     0.53     0.07
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26       0.28      0.72     0.88     0.43
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.33)     (0.32)    (0.35)   (0.35)   (0.36)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                  ++       --        --       --    (0.06)
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)     (0.32)    (0.35)   (0.35)   (0.42)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.27   $   8.34  $   8.38  $  8.01  $  7.48
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.18%      3.48%     9.28%   12.01%    5.97%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $76,118   $ 83,379  $ 87,225  $85,336  $81,487
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.89%      0.92%     0.86%    0.89%    0.86%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.98%      3.96%     4.42%    4.52%    4.95%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.97%      2.42%     5.74%    5.09%   22.46%
---------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                 YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------
CLASS C                                     2004    2003  2002OO     2001     2000
----------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.34  $ 8.37  $ 8.01  $  7.48  $  7.47
----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.25    0.28     0.28     0.29
----------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.08)  (0.03)   0.36     0.53     0.07
----------------------------------------------------------------------------------
Total from investment operations           0.18    0.22    0.64     0.81     0.36
----------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.25)  (0.28)   (0.28)   (0.29)
----------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             ++      --      --       --    (0.06)
----------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.25)  (0.28)   (0.28)   (0.35)
----------------------------------------------------------------------------------
Net asset value, end of year             $ 8.27  $ 8.34  $ 8.37  $  8.01  $  7.48
----------------------------------------------------------------------------------
TOTAL RETURN:                             2.25%   2.68%   8.17%   11.00%    5.01%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $3,052  $3,284  $1,513  $ 1,009  $   283
----------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.79%   1.82%   1.76%    1.79%    1.76%
----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.08%   3.06%   3.52%    3.62%    4.05%
----------------------------------------------------------------------------------
Portfolio turnover rate                   1.97%   2.42%   5.74%    5.09%   22.46%
----------------------------------------------------------------------------------

                                                 YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------
CLASS D                                     2004    2003  2002OO     2001     2000
----------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.34  $ 8.37  $ 8.01  $  7.48  $  7.47
----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.25    0.28     0.28     0.29
----------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.08)  (0.03)   0.36     0.53     0.07
----------------------------------------------------------------------------------
Total from investment operations           0.18    0.22    0.64     0.81     0.36
----------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.25)  (0.28)   (0.28)   (0.29)
----------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             ++      --      --       --    (0.06)
----------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.25)  (0.28)   (0.28)   (0.35)
----------------------------------------------------------------------------------
Net asset value, end of year             $ 8.27  $ 8.34  $ 8.37  $  8.01  $  7.48
----------------------------------------------------------------------------------
TOTAL RETURN:                             2.25%   2.68%   8.17%   11.00%    5.01%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $  785  $1,293  $1,725  $ 1,721  $ 1,436
----------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.79%   1.82%   1.76%    1.79%    1.76%
----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.08%   3.06%   3.52%    3.62%    4.05%
----------------------------------------------------------------------------------
Portfolio turnover rate                   1.97%   2.42%   5.74%    5.09%   22.46%
----------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MICHIGAN FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.64  $   8.64  $   8.47  $   8.11  $   8.04
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.35      0.32      0.38      0.40      0.41
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.06)     0.04      0.21      0.39      0.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.29      0.36      0.59      0.79      0.51
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.34)    (0.32)    (0.38)    (0.40)    (0.41)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.04)    (0.04)    (0.03)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.36)    (0.36)    (0.42)    (0.43)    (0.44)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.57  $   8.64  $   8.64  $   8.47  $   8.11
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                3.51%     4.24%     7.23%     9.98%     6.62%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $108,791  $116,487  $123,283  $122,978  $117,241
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.87%     0.91%     0.86%     0.70%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.08%     3.79%     4.51%     4.85%     5.20%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.10%     1.66%    11.63%     7.80%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.85%     0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.70%     5.06%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.63  $   8.63  $   8.46  $   8.10  $   8.03
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.27      0.25      0.30      0.33      0.34
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.05)     0.03      0.21      0.39      0.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.22      0.28      0.51      0.72      0.44
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)    (0.24)    (0.30)    (0.33)    (0.34)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.04)    (0.04)    (0.03)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.29)    (0.28)    (0.34)    (0.36)    (0.37)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.56  $   8.63  $   8.63  $   8.46  $   8.10
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                2.59%     3.32%     6.28%     8.99%     5.68%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    851  $    728  $  1,169  $    899  $    356
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.77%     1.81%     1.76%     1.60%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.18%     2.89%     3.61%     3.95%     4.30%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.10%     1.66%    11.63%     7.80%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    1.75%     1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       3.80%     4.16%
-----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                       2004     2003   2002OO      2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.63  $  8.63  $  8.46  $   8.10  $  8.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.25     0.30      0.33     0.34
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)    0.03     0.21      0.39     0.10
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.28     0.51      0.72     0.44
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.24)   (0.30)    (0.33)   (0.34)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.04)   (0.04)    (0.03)   (0.03)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.29)   (0.28)   (0.34)    (0.36)   (0.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.56  $  8.63  $  8.63  $   8.46  $  8.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.59%    3.32%    6.28%     8.99%    5.68%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,583  $ 2,093  $ 1,977  $  2,015  $ 1,605
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.77%    1.81%    1.76%     1.60%    1.60%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.18%    2.89%    3.61%     3.95%    4.30%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    6.10%    1.66%    11.63%    7.80%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                 1.75%    1.74%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                    3.80%    4.16%
-------------------------------------------------------------------------------------------------------

MINNESOTA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2004     2003   2002OO      2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.87  $  7.92  $  7.72  $   7.34  $  7.36
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.29     0.35      0.34     0.36
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.06)    0.19      0.38     0.02
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.23     0.54      0.72     0.38
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.28)   (0.34)    (0.34)   (0.36)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --       --        --    (0.04)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.28)   (0.34)    (0.34)   (0.40)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.83  $  7.87  $  7.92  $   7.72  $  7.34
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.41%    3.02%    7.20%    10.02%    5.35%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $91,022  $96,175  $99,368   $98,452  $96,475
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.88%    0.93%    0.85%     0.89%    0.87%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.69%    4.49%     4.52%    4.95%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.85%    9.37%    8.09%     1.02%   12.38%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO    2001     2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.87  $ 7.93  $ 7.72  $ 7.34  $  7.36
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.22    0.28    0.28     0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.07)   0.20    0.38     0.02
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.15    0.48    0.66     0.31
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.21)  (0.27)  (0.28)   (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --    (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.21)  (0.27)  (0.28)   (0.33)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.83  $ 7.87  $ 7.93  $ 7.72  $  7.34
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.49%   1.97%   6.38%   9.04%    4.42%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  390  $  555  $  432  $  275  $    23
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.78%   1.83%   1.75%   1.79%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.05%   2.79%   3.59%   3.62%    4.05%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.85%   9.37%   8.09%   1.02%   12.38%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO    2001     2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.87  $ 7.93  $ 7.72  $ 7.34  $  7.36
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.22    0.28    0.28     0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.07)   0.20    0.38     0.02
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.15    0.48    0.66     0.31
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.21)  (0.27)  (0.28)   (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --    (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.21)  (0.27)  (0.28)   (0.33)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.83  $ 7.87  $ 7.93  $ 7.72  $  7.34
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.49%   1.97%   6.38%   9.04%    4.42%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,315  $1,370  $1,779  $1,575  $ 1,629
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.78%   1.83%   1.75%   1.79%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.05%   2.79%   3.59%   3.62%    4.05%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.85%   9.37%   8.09%   1.02%   12.38%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MISSOURI FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO         2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.94  $  8.02  $  7.81      $  7.37  $  7.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.30     0.30     0.34         0.34     0.35
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.06)    0.26         0.47     0.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.24     0.60         0.81     0.44
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.30)   (0.34)       (0.34)   (0.35)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)       (0.03)   (0.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.32)   (0.39)       (0.37)   (0.36)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.94  $  8.02      $  7.81  $  7.37
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.38%    2.98%    7.89%       11.26%    6.19%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $33,899  $36,409  $38,519      $37,879  $38,529
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.97%    0.90%        0.94%    0.93%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.83%    3.79%    4.37%        4.44%    4.83%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%        5.70%    6.00%
----------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO         2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.95  $  8.02  $  7.81      $  7.37  $  7.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------
  Net investment income                                      0.23     0.23     0.27         0.27     0.28
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.05)    0.26         0.47     0.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.18     0.53         0.74     0.37
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.23)   (0.23)   (0.27)       (0.27)   (0.28)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)       (0.03)   (0.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.32)       (0.30)   (0.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.95  $  8.02      $  7.81  $  7.37
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.33%    2.18%    6.92%       10.27%    5.27%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   139  $    88  $    82      $    75  $    22
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.87%    1.80%        1.84%    1.83%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.93%    2.90%    3.47%        3.54%    3.93%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%        5.70%    6.00%
----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.95  $  8.02  $  7.81  $  7.37  $  7.29
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.23     0.23     0.27     0.27     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.05)    0.26     0.47     0.09
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.18     0.53     0.74     0.37
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.23)   (0.23)   (0.27)   (0.27)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)   (0.03)   (0.01)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.32)   (0.30)   (0.29)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.33%    2.18%    6.92%   10.27%    5.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   345  $   511  $   600  $   575  $   321
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.86%    1.80%    1.84%    1.83%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.93%    2.90%    3.47%    3.54%    3.93%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%    5.70%    6.00%
------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.60  $  7.65  $  7.44  $  7.12  $  7.13
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29     0.29     0.31     0.32     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.04)    0.22     0.36     0.02
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.24     0.25     0.53     0.68     0.35
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.29)   (0.29)   (0.31)   (0.32)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.01)   (0.04)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.30)   (0.32)   (0.36)   (0.36)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.54  $  7.60  $  7.65  $  7.44  $  7.12
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.28%    3.34%    7.29%    9.77%    5.13%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $43,324  $46,610  $49,274  $49,182  $46,918
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.13%    1.13%    1.04%    1.14%    1.12%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.91%    3.82%    4.23%    4.34%    4.71%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.39%   13.02%    1.06%   18.08%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.69  $ 7.74  $  7.52  $ 7.20  $  7.22
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.23     0.26    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)    0.23    0.36     0.01
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.19     0.49    0.63     0.29
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)   (0.01)  (0.04)   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.24)   (0.27)  (0.31)   (0.31)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.64  $ 7.69  $  7.74  $ 7.52  $  7.20
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.58%   2.52%    6.54%   8.89%    4.20%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,659  $5,271  $ 5,096  $1,207  $   341
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.90%   1.90%    1.84%   1.89%    1.87%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.14%   3.05%    3.44%   3.59%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   4.39%   13.02%   1.06%   18.08%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.69  $ 7.74  $  7.52  $ 7.20  $  7.22
---------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------
  Net investment income                                     0.24    0.23     0.26    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)    0.23    0.36     0.01
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.19     0.49    0.63     0.29
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)   (0.01)  (0.04)   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.24)   (0.27)  (0.31)   (0.31)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.64  $ 7.69  $  7.74  $ 7.52  $  7.20
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.58%   2.52%    6.54%   8.89%    4.20%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,002  $1,299  $ 1,366  $1,248  $   995
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.90%   1.90%    1.84%   1.89%    1.87%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.14%   3.05%    3.44%   3.59%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.00%   4.39%   13.02%   1.06%   18.08%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

NEW YORK FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.34  $  8.43  $  8.16  $  7.77  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.35     0.34     0.36     0.38     0.39
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.06)   (0.07)    0.27     0.45     0.08
-------------------------------------------------------------------------------------
Total from investment operations            0.29     0.27     0.63     0.83     0.47
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.34)   (0.34)   (0.36)   (0.38)   (0.39)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                        (0.36)   (0.36)   (0.36)   (0.44)   (0.40)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.34  $  8.43  $  8.16  $  7.77
-------------------------------------------------------------------------------------
TOTAL RETURN:                              3.60%    3.24%    7.94%   10.90%    6.28%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $71,898  $80,452  $83,723  $82,482  $69,549
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.88%    0.91%    0.87%    0.70%    0.70%
-------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                    4.18%    4.11%    4.43%    4.70%    5.17%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.83%    0.83%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   4.57%    5.04%
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS C                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.35  $  8.44  $  8.17  $  7.78  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.27     0.27     0.29     0.30     0.32
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.04)   (0.07)    0.27     0.45     0.09
-------------------------------------------------------------------------------------
Total from investment operations            0.23     0.20     0.56     0.75     0.41
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.27)   (0.27)   (0.29)   (0.30)   (0.32)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                        (0.29)   (0.29)   (0.29)   (0.36)   (0.33)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
TOTAL RETURN:                              2.79%    2.32%    6.98%    9.88%    5.46%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 5,732  $ 7,295  $ 7,005  $ 3,624  $   402
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.78%    1.81%    1.77%    1.60%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.28%    3.21%    3.53%    3.80%    4.27%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.73%    1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   3.67%    4.14%
-------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                 YEAR ENDED SEPTEMBER 30,
                                         ----------------------------------------
CLASS D                                     2004    2003   2002OO    2001    2000
---------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.35  $ 8.44  $  8.17  $ 7.78  $ 7.70
---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.27    0.27     0.29    0.30    0.32
---------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.04)  (0.07)    0.27    0.45    0.09
---------------------------------------------------------------------------------
Total from investment operations           0.23    0.20     0.56    0.75    0.41
---------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.27)  (0.27)   (0.29)  (0.30)  (0.32)
---------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                          (0.02)  (0.02)      --   (0.06)  (0.01)
---------------------------------------------------------------------------------
Total distributions                       (0.29)  (0.29)   (0.29)  (0.36)  (0.33)
---------------------------------------------------------------------------------
Net asset value, end of year             $ 8.29  $ 8.35  $  8.44  $ 8.17  $ 7.78
---------------------------------------------------------------------------------
TOTAL RETURN:                             2.79%   2.32%    6.98%   9.88%   5.46%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $2,437  $2,653  $ 3,521  $3,297  $2,593
---------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.78%   1.81%    1.77%   1.60%   1.60%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.28%   3.21%    3.53%   3.80%   4.27%
---------------------------------------------------------------------------------
Portfolio turnover rate                      --   6.35%   19.43%   8.15%   7.30%
---------------------------------------------------------------------------------
Without expense reimbursement:**
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.73%   1.73%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                3.67%   4.14%
---------------------------------------------------------------------------------


NORTH CAROLINA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.14  $  8.19  $  7.89  $  7.54  $  7.59
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29     0.29     0.32     0.33     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.07)   (0.01)    0.31     0.37     0.05
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.28     0.63     0.70     0.39
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.28)   (0.29)   (0,32)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.04)   (0.01)   (0.02)   (0.10)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.33)   (0.33)   (0.35)   (0.44)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.14  $  8.19  $  7.89  $  7.54
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.82%    3.51%    8.21%    9.52%    5.36%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $19,856  $22,778  $25,386  $25,737  $24,987
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.19%    1.19%    1.11%    1.13%    1.13%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.55%    3.65%    4.11%    4.29%    4.63%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     7.93%   10.00%    7.96%    5.61%   11.96%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004     2003  2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.13  $  8.18  $ 7.88  $ 7.54  $  7.59
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22     0.23    0.27    0.27     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.01)   0.30    0.36     0.05
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16     0.22    0.57    0.63     0.34
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)   (0.23)  (0.26)  (0.27)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)   (0.04)  (0.01)  (0.02)   (0.10)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)   (0.27)  (0.27)  (0.29)   (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.04  $  8.13  $ 8.18  $ 7.88  $  7.54
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.06%    2.74%   7.41%   8.59%    4.58%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,012  $ 2,778  $2,962  $2,049  $   544
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.94%    1.94%   1.86%   1.88%    1.88%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.80%    2.90%   3.36%   3.54%    3.88%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    7.93%   10.00%   7.96%   5.61%   11.96%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004     2003  2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.13  $  8.18  $ 7.88  $ 7.54  $  7.59
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22     0.23    0.27    0.27     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.01)   0.30    0.36     0.05
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16     0.22    0.57    0.63     0.34
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)   (0.23)  (0.26)  (0.27)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)   (0.04)  (0.01)  (0.02)   (0.10)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)   (0.27)  (0.27)  (0.29)   (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.04  $  8.13  $ 8.18  $ 7.88  $  7.54
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.06%    2.74%   7.41%   8.59%    4.58%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  706  $   824  $  941  $1,514  $ 1,250
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.94%    1.94%   1.86%   1.88%    1.88%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.80%    2.90%   3.36%   3.54%    3.88%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    7.93%   10.00%   7.96%   5.61%   11.96%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

OHIO FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.14  $   8.26  $   8.03  $   7.64  $   7.64
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.31      0.32      0.36      0.38      0.39
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.02)    (0.11)     0.23      0.39      0.02
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.29      0.21      0.59      0.77      0.41
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.31)    (0.32)    (0.36)    (0.38)    (0.39)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.01)         o         o    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.33)    (0.33)    (0.36)    (0.38)    (0.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.10  $   8.14  $   8.26  $   8.03  $   7.64
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                3.69%     2.63%     7.59%    10.30%     5.58%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $114,544  $122,692  $129,662  $128,433  $128,364
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.87%     0.91%     0.85%     0.70%     0.71%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.88%     3.97%     4.51%     4.81%     5.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.79%     0.79%     7.57%     9.02%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.84%     0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.67%     5.08%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.18  $   8.31  $   8.08  $   7.69  $   7.68
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24      0.25      0.29      0.31      0.33
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.01)    (0.12)     0.23      0.39      0.03
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.23      0.13      0.52      0.70      0.36
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)    (0.25)    (0.29)    (0.31)    (0.33)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.01)         o         o    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.26)    (0.26)    (0.29)    (0.31)    (0.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.15  $   8.18  $   8.31  $   8.08  $   7.69
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                2.87%     1.58%     6.61%     9.26%     4.78%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  1,005  $  1,339  $  1,331  $    812  $    222
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.77%     1.81%     1.75%     1.60%     1.61%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.98%     3.07%     3.61%     3.91%     4.31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.79%     0.79%     7.57%     9.02%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    1.74%     1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       3.77%     4.18%
-----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18  $  8.31  $  8.08  $  7.69  $  7.68
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.25     0.29     0.31     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)   (0.12)    0.23     0.39     0.03
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.13     0.52     0.70     0.36
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.25)   (0.29)   (0.31)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.01)        o        o   (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.26)   (0.29)   (0.31)   (0.35)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.15  $  8.18  $  8.31  $  8.08  $  7.69
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.87%    1.58%    6.61%    9.26%    4.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,012  $ 1,440  $ 1,683  $ 1,583  $ 1,425
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.77%    1.81%    1.75%    1.60%    1.61%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.98%    3.07%    3.61%    3.91%    4.31%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    6.79%    0.79%    7.57%    9.02%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                1.74%    1.74%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                   3.77%    4.18%
------------------------------------------------------------------------------------------------------

OREGON FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.94  $  8.03  $  7.85  $  7.47  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.31     0.34     0.35     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.07)    0.23     0.42     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.29     0.24     0.57     0.77     0.40
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.34)   (0.35)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.05)   (0.04)   (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.33)   (0.39)   (0.39)   (0.41)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  7.94  $  8.03  $  7.85  $  7.47
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.73%    3.10%    7.41%   10.52%    5.55%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $56,182  $56,365  $60,143  $54,994  $52,890
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.95%    0.90%    0.88%    0.89%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.00%    3.87%    4.34%    4.57%    4.86%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.92%    3.56%    6.06%   14.58%   14.46%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.93  $ 8.03  $ 7.85  $  7.47  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.27     0.28     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)  (0.08)   0.23     0.42     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.22    0.16    0.50     0.70     0.33
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)  (0.27)   (0.28)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.03)  (0.05)   (0.04)   (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.26)  (0.32)   (0.32)   (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.90  $ 7.93  $ 8.03  $  7.85  $  7.47
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.81%   2.05%   6.45%    9.53%    4.62%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,641  $1,767  $1,511  $ 1,166  $   364
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.80%    1.78%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.10%   2.97%   3.44%    3.67%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.92%   3.56%   6.06%   14.58%   14.46%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.93  $ 8.03  $ 7.85  $  7.47  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.27     0.28     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)  (0.08)   0.23     0.42     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.22    0.16    0.50     0.70     0.33
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)  (0.27)   (0.28)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.03)  (0.05)   (0.04)   (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.26)  (0.32)   (0.32)   (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.90  $ 7.93  $ 8.03  $  7.85  $  7.47
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.81%   2.05%   6.45%    9.53%    4.62%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,517  $1,848  $2,688  $ 2,345  $ 2,465
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.80%    1.78%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.10%   2.97%   3.44%    3.67%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.92%   3.56%   6.06%   14.58%   14.46%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

PENNSYLVANIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.09  $  8.26  $  7.92  $  7.49  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.27     0.33     0.33     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.08)    0.34     0.43     0.05
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.19     0.67     0.76     0.39
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.32)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.09)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.36)   (0.33)   (0.33)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.03  $  8.09  $  8.26  $  7.92  $  7.49
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.72%    2.37%    8.75%   10.27%    5.33%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $19,721  $22,354  $23,493  $24,047  $23,014
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.36%    1.30%    1.25%    1.32%    1.28%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.32%    3.38%    4.11%    4.20%    4.56%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.34%    8.30%   16.73%    5.43%   12.11%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.07  $  8.24  $  7.91  $  7.48  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.21     0.21     0.27     0.27     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.08)    0.33     0.43     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.16     0.13     0.60     0.70     0.32
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.26)   (0.27)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.09)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.30)   (0.27)   (0.27)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               1.96%    1.60%    7.79%    9.48%    4.42%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,100  $ 1,133  $ 1,029  $   628  $   202
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.11%    2.05%    2.00%    2.07%    2.03%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.57%    2.63%    3.36%    3.45%    3.81%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.34%    8.30%   16.73%    5.43%   12.11%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.07  $ 8.24  $  7.91  $ 7.48  $  7.49
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.21     0.27    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.08)    0.33    0.43     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.13     0.60    0.70     0.32
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.09)   (0.01)     --    (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.22)  (0.30)   (0.27)  (0.27)   (0.33)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.01  $ 8.07  $  8.24  $ 7.91  $  7.48
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              1.96%   1.60%    7.79%   9.48%    4.42%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  556  $  624  $   690  $  596  $   600
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    2.11%   2.05%    2.00%   2.07%    2.03%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.57%   2.63%    3.36%   3.45%    3.81%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    5.34%   8.30%   16.73%   5.43%   12.11%
---------------------------------------------------------------------------------------------------


SOUTH CAROLINA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.23  $  8.25  $  8.07  $  7.66  $  7.67
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.36     0.37     0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.05       --     0.19     0.41     0.07
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.36     0.31     0.55     0.78     0.45
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.31)   (0.36)   (0.37)   (0.38)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.11)   (0.02)   (0.01)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.41)   (0.33)   (0.37)   (0.37)   (0.46)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.18  $  8.23  $  8.25  $  8.07  $  7.66
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.51%    3.91%    7.00%   10.28%    6.07%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $76,913  $79,463  $81,410  $84,109  $81,138
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.92%    0.87%    0.88%    0.86%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.77%    3.83%    4.54%    4.59%    5.04%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --   34.81%       --    2.80%    3.49%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004     2003  2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.23  $  8.24  $ 8.06  $ 7.65  $ 7.66
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23     0.24    0.29    0.29    0.31
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.06     0.01    0.19    0.41    0.07
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.29     0.25    0.48    0.70    0.38
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)   (0.24)  (0.29)  (0.29)  (0.31)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.11)   (0.02)  (0.01)     --   (0.08)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.34)   (0.26)  (0.30)  (0.29)  (0.39)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.18  $  8.23  $ 8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.58%    3.11%   6.04%   9.30%   5.12%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $5,200  $ 5,483  $3,279  $1,589  $  893
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%    1.82%   1.77%   1.78%   1.76%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.87%    2.93%   3.64%   3.69%   4.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   34.81%      --   2.80%   3.49%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004     2003  2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.23  $  8.24  $ 8.06  $ 7.65  $ 7.66
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23     0.24    0.29    0.29    0.31
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.06     0.01    0.19    0.41    0.07
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.29     0.25    0.48    0.70    0.38
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)   (0.24)  (0.29)  (0.29)  (0.31)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.11)   (0.02)  (0.01)     --   (0.08)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.34)   (0.26)  (0.30)  (0.29)  (0.39)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.18  $  8.23  $ 8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.58%    3.11%   6.04%   9.30%   5.12%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,035  $ 3,947  $4,815  $4,378  $4,443
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%    1.82%   1.77%   1.78%   1.76%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.87%    2.93%   3.64%   3.69%   4.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   34.81%      --   2.80%   3.49%
--------------------------------------------------------------------------------------------------

-------------
 * Per share amounts are based on average shares outstanding.

** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.


++ Capital gain of $0.004 per share was paid.


 o Capital gain of $0.002 per share was paid.

oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

How to Contact Us


The Fund............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information
The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust:
 811-4250
 Seligman New Jersey Municipal Fund, Inc.:
 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York
                Fund, Ohio Fund, Oregon Fund, South Carolina Fund

                       Statement of Additional Information
                                February 1, 2005

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2005 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into this Prospectus in its entirety. It should be read in conjunction with this Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.


The financial statements and notes included in the Funds' Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents


Fund History .............................................................     2
Description of the Funds and their Investments and Risks .................     2
Management of the Funds ..................................................     7
Control Persons and Principal Holders of Securities ......................    12
Investment Advisory and Other Services ...................................    19
Brokerage Allocation and Other Practices .................................    28
Capital Stock and Other Securities .......................................    29
Purchase, Redemption, and Pricing of Shares ..............................    29
Taxation of the Funds ....................................................    35
Underwriters .............................................................    43
Calculation of Performance Data ..........................................    46
Financial Statements .....................................................    49
General Information ......................................................    49
Appendix A ...............................................................    50
Appendix B ...............................................................    53
Appendix C ...............................................................   105


TEA1A

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. (the "Series") is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate Funds, which are:

National Municipal Series ("National Fund")             Minnesota Municipal Series ("Minnesota Fund")
Colorado Municipal Series ("Colorado Fund")             Missouri Municipal Series ("Missouri Fund")
Georgia Municipal Series ("Georgia Fund")               New York Municipal Series ("New York Fund")
Louisiana Municipal Series ("Louisiana Fund")           Ohio Municipal Series ("Ohio Fund")
Maryland Municipal Series ("Maryland Fund")             Oregon Municipal Series ("Oregon Fund")
Massachusetts Municipal Series ("Massachusetts Fund")   South Carolina Municipal Series ("South Carolina Fund")
Michigan Municipal Series ("Michigan Fund")

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities, which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated "BBB" by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

..    Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

..    Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

..    Invest more than 25% of total assets at market value in any one industry;
     except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

..    As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

..    Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

..    Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

..    Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

..    Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

..    Purchase or sell commodities or commodity contracts; or

..    Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Under Rule 35d-1 of the 1940 Act, each Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated "Aa3" or better by Moody's or "AA-" or better by S & P); prime commercial paper (rated "P-1" by Moody's or "A-1+/A-1" by S &
P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.


The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2004 and 2003 were: National - -0-% and 7.04%; Colorado - 5.04% and 4.10%;
Georgia - 20.43% and 0%; Louisiana - 2.51% and -0-%; Maryland - 5.66% and 10.98%; Massachusetts - 1.97% and 2.42%; Michigan - -0-% and 6.10%; Minnesota - 1.85% and 9.37%; Missouri - 3.99% and 2.95%; New York - -0-% and 6.35%; Ohio -
-0-% and 6.79%; Oregon - 1.92% and 3.56%; and South Carolina - -0-% and 34.81%.
The fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2004 and 2003 resulted from conditions in the specific state and/or the bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings


The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com /(1)/). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Funds' Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.


In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.


Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., Vestek Systems, Inc. and Standard & Poor's Securites Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.


                             Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


----------
/(1)/ The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Statement of Additional Information.


                                                                                                        Number of
                              Term of                                                                   Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years, Directorships   Overseen by
        With Fund             Served*                        and Other Information                       Director
------------------------   ------------   ----------------------------------------------------------   -----------

------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)      2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan           60
Director                                  Corporation, diversified energy, gas and electric company;
                                          Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of
                                          Seligman Cash Management Fund, Inc.); Director or Trustee,
                                          Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                          Liquids, Ltd., The Houston Exploration Company, oil and
                                          gas exploration, development and production companies;
                                          Edison Electric Institute, New York State Energy Research
                                          and Development Authority, Independence Community Bank,
                                          Business Council of New York State, Inc., New York City
                                          Partnership and the Long Island Association, business and
                                          civic organizations.

John R. Galvin (75)        1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at            61
Director                                  Tufts University; Director or Trustee of each of the
                                          investment companies of the Seligman Group of Funds**; and
                                          Chairman Emeritus, American Council on Germany. Formerly,
                                          Director, USLIFE Corporation, life insurance and Raytheon
                                          Co., defense and commercial electronics; Governor of the
                                          Center for Creative Leadership. From June 1987 to June
                                          1992, he was the Supreme Allied Commander, Europe and the
                                          Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)      1991 to Date   President Emerita, Sarah Lawrence College; Director or            61
Director                                  Trustee of each of the investment companies of the
                                          Seligman Group of Funds**; Director, Jeannette K. Watson
                                          Summer Fellowship, summer internships for college
                                          students; Trustee, Save the Children, non-profit
                                          child-assistance organization, and the Committee for
                                          Economic Development; Governor, Court of Governors, London
                                          School of Economics; and Director, Public Broadcasting
                                          Service (PBS). Formerly, Chairman, The Rockefeller
                                          Foundation, charitable foundation; and Director, New York
                                          Telephone Company.

Frank A. McPherson (71)    1995 to Date   Retired Chairman of the Board and Chief Executive Officer         61
Director                                  of Kerr-McGee Corporation, diversified energy and chemical company; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; Director,
                                          ConocoPhillips, integrated international oil corporation,
                                          Integris Health, owner of various hospitals, BOK
                                          Financial, bank holding company, Oklahoma Chapter of the
                                          Nature Conservancy, Oklahoma Medical Research Foundation,
                                          Boys and Girls Clubs of Oklahoma, Oklahoma City Public
                                          Schools Foundation and Oklahoma Foundation for Excellence
                                          in Education. Formerly, Director, Kimberly-Clark
                                          Corporation, consumer products and the Federal Reserve
                                          System's Kansas City Reserve Bank.

John E. Merow (75)         1983 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell          61
Director                                  LLP, law firm; Director or Trustee of each of the
                                          investment companies of the Seligman Group of Funds**;
                                          Director, Aleris International, Inc., aluminum and zinc
                                          recycler and aluminum rolled products; Director Emeritus,
                                          the Municipal Art Society of New York; Executive Committee
                                          Member and Secretary, the U.S. Council for International
                                          Business; Trustee, New York-Presbyterian Hospital; Trustee
                                          and Vice Chairman, New York-Presbyterian Healthcare
                                          System, Inc.; and Member of the American Law Institute and
                                          the Council on Foreign Relations.

Betsy S. Michel (62)       1984 to Date   Attorney; Director or Trustee of each of the investment           61
Director                                  companies of the Seligman Group of Funds**; Trustee, The
                                          Geraldine R. Dodge Foundation, charitable foundation.
                                          Formerly, Chairman of the Board of Trustees of St.
                                          George's School (Newport, RI) and Trustee, World Learning,
                                          Inc, international educational training.


                                                                                                        Number of
                              Term of                                                                   Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years, Directorships   Overseen by
        With Fund             Served*                        and Other Information                       Director
------------------------   ------------   ----------------------------------------------------------   -----------
Leroy C. Richie (63)       2000 to Date   Chairman and Chief Executive Officer, Q Standards                 60
Director                                  Worldwide, Inc., library of technical standards; Director
                                          or Trustee of each of the investment companies of the
                                          Seligman Group of Funds** (with the exception of Seligman
                                          Cash Management Fund, Inc.); Director, Kerr-McGee
                                          Corporation, diversified energy and chemical company, and
                                          Infinity, Inc., oil and gas services and exploration;
                                          Director and Chairman, Highland Park Michigan Economic
                                          Development Corp. Formerly, Trustee, New York University
                                          Law Center Foundation; Vice Chairman, Detroit Medical
                                          Center and Detroit Economic Growth Corp.; Chairman and
                                          Chief Executive Officer, Capital Coating Technologies,
                                          Inc., applied coating technologies; and Vice President and
                                          General Counsel, Automotive Legal Affairs, Chrysler
                                          Corporation.

Robert L. Shafer (72)      1983 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals;             61
Director                                  Director or Trustee of each of the investment companies of the Seligman Group of Funds** and Ambassador and Permanent
                                          Observer of the Sovereign and Military Order of Malta to
                                          the United Nations. Formerly, Director, USLIFE
                                          Corporation, life insurance.

James N. Whitson (69)      1993 to Date   Retired Executive Vice President and Chief Operating              61
Director                                  Officer, Sammons Enterprises, Inc., a diversified holding
                                          company; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; and Director,
                                          CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                          Director and Consultant, Sammons Enterprises, Inc. and
                                          Director, C-SPAN.
------------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------
William C. Morris***(66)   1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of        61
Director and                              the Board and Director or Trustee of each of the
Chairman of the Board                     investment companies of the Seligman Group of Funds**;
                                          Chairman, Seligman Advisors, Inc., Seligman Services,
                                          Inc., and Carbo Ceramics Inc., manufacturer of ceramic
                                          proppants for oil and gas industry; Director, Seligman
                                          Data Corp.; and President and Chief Executive Officer, The
                                          Metropolitan Opera Association. Formerly, Director,
                                          Kerr-McGee Corporation, diversified energy and chemical
                                          company and Chief Executive Officer of each of the
                                          investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)       Dir.: 1993    Director and President, J. & W. Seligman & Co.                    61
Director, President and       to Date     Incorporated; Chief Executive Officer, President and
Chief Executive Officer     Pres.: 1995   Director or Trustee of each of the investment companies of
                              to Date     the Seligman Group of Funds**; Director, Seligman
                             CEO: 2002    Advisors, Inc. and Seligman Services, Inc.; Chairman,
                              to Date     Seligman Data Corp.; Member of the Board of Governors of
                                          the Investment Company Institute; and Director, ICI Mutual
                                          Insurance Company.

Thomas G. Moles (62)       1983 to Date   Director and Managing Director, J. & W. Seligman & Co.           N/A
Vice President and                        Incorporated; Vice President and Co-Portfolio Manager,
Co-Portfolio Manager                      Seligman Municipal Series Trust, Seligman New Jersey
                                          Municipal Fund, Inc. and Seligman Pennsylvania Municipal
                                          Fund Series; Executive Vice President and Co-Portfolio
                                          Manager, Seligman Quality Municipal Fund, Inc. and
                                          Seligman Select Municipal Fund, Inc., two closed-end
                                          investment companies; and Director, Seligman Advisors,
                                          Inc. and Seligman Services, Inc. Formerly, President,
                                          Seligman Quality Municipal Fund, Inc. and Seligman Select
                                          Municipal Fund, Inc.

Eileen A. Comerford (46)   2003 to Date   Senior Vice President, Investment Officer, J. & W.               N/A
Vice President and                        Seligman & Co. Incorporated; Vice President and
Co-Portfolio Manager                      Co-Portfolio Manager, Seligman Municipal Series Trust,
                                          Seligman New Jersey Municipal Fund, Inc., Seligman
                                          Pennsylvania Municipal Fund Series, Seligman Quality
                                          Municipal Fund, Inc. and Seligman Select Municipal Fund,
                                          Inc., two closed-end investment companies.

                                                                                                        Number of
                              Term of                                                                   Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years, Directorships   Overseen by
        With Fund             Served*                        and Other Information                       Director
------------------------   ------------   ----------------------------------------------------------   -----------
Thomas G. Rose (47)        2000 to Date   Chief Financial Officer, Senior Vice President, Finance,         N/A
Vice President                            and Treasurer, J. & W. Seligman & Co. Incorporated, Senior
                                          Vice President, Finance, Seligman Advisors, Inc. and
                                          Seligman Data Corp.; Vice President of each of the
                                          investment companies of the Seligman Group of Funds** and
                                          of Seligman Services, Inc. and Seligman International,
                                          Inc. Formerly, Treasurer of each of the investment
                                          companies of the Seligman Group of Funds and of Seligman
                                          Data Corp.

Lawrence P. Vogel (48)      V.P.: 1992    Senior Vice President and Treasurer, Investment Companies,       N/A
Vice President and            to Date     J. & W. Seligman & Co. Incorporated; Vice President and
Treasurer                  Treas.: 2000   Treasurer of each of the investment companies of the
                              to Date     Seligman Group of Funds** and of Seligman Data Corp.
                                          Formerly, Senior Vice President, Finance, J. & W. Seligman
                                          & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.; Vice
                                          President, Seligman Services, Inc.; and Treasurer,
                                          Seligman International, Inc.

Frank J. Nasta (40)        1994 to Date   Managing Director, General Counsel and Corporate                 N/A
Secretary                                 Secretary, J. & W. Seligman & Co. Incorporated; Secretary,
                                          of each of the investment companies of the Seligman Group
                                          of Funds**; and Corporate Secretary, Seligman Advisors,
                                          Inc., Seligman Services, Inc., Seligman International,
                                          Inc. and Seligman Data Corp. Formerly, Senior Vice
                                          President, Law and Regulation Department, J. & W. Seligman
                                          & Co. Incorporated.

Eleanor T.M. Hoagland      July 2004 to   Managing Director and Senior Vice President, Risk Manager,
(53)                           Date       J. & W Seligman & Co. Incorporated; Vice President and
Vice President and                        Chief Compliance Officer for each of the investment
Chief Compliance Officer                  companies of the Seligman Group of Funds**. Formerly,
                                          Managing Director, Partner and Chief Portfolio Strategist,
                                          AMT Capital Management from 1994 to 2000.


----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2004, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:


                     Dollar Range of Shares Owned By Director (1)        Aggregate Dollar Range
                                                                           of Shares Owned by
                      Michigan       National          New York           Director in Seligman
       Name             Fund           Fund              Fund                Group of Funds
-----------------------------------------------------------------------------------------------
                                INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------
Robert B. Catell        None            None              None              $50,001-$100,000
John R. Galvin          None         $1-$10,000           None              $50,001-$100,000
Alice S. Ilchman        None            None         $10,001-$50,000         Over $100,000
Frank A. McPherson      None         $1-$10,000           None               Over $100,000
John E. Merow           None            None            $1-$10,000           Over $100,000
Betsy S. Michel         None       $10,001-$50,000        None               Over $100,000
Leroy C. Richie       $1-$10,000        None              None              $10,001-$50,000
Robert L. Shafer        None            None              None               Over $100,000
James N. Whitson        None       $10,001-$50,000        None               Over $100,000
-----------------------------------------------------------------------------------------------
                                INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------
William C. Morris       None       $10,001-$50,000     Over $100,000         Over $100,000
Brian T. Zino           None            None              None               Over $100,000

----------
(1) None of the Directors benificially own shares of the following Funds:
    Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon Fund and South Carolina Fund.


Compensation


                                                       Pension or        Total Compensation
                                   Aggregate      Retirement Benefits      from Funds and
          Name and               Compensation      Accrued as Part of    Fund Complex Paid
     Position with Funds        from Funds (1)       Fund Expenses       to Directors  (1)(2)
----------------------------   ----------------   -------------------   ---------------------
Robert B. Catell, Director          $8,901                N/A                  $87,000
John R. Galvin, Director             9,426                N/A                   93,000
Alice S. Ilchman, Director           9,426                N/A                   93,000
Frank A. McPherson, Director         9,078                N/A                   88,500
John E. Merow, Director              9,426                N/A                   93,000
Betsy S. Michel, Director            9,078                N/A                   88,500
Leroy C. Richie, Director            9,610                N/A                   93,000
Robert L. Shafer, Director           9,426                N/A                   91,500
James N. Whitson, Director           9,426                N/A                   93,000


----------
(1) For the Funds' fiscal year ended September 30, 2004.
(2) At September 30, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $14,405 and $71,371, respectively, as of September 30, 2004.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2005, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2005, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:



                                                                         Percentage of
                                                                             Total
                                                                             Shares
Name and Address                                         Fund/Class           Held
----------------                                      ----------------   -------------
Citigroup Global House Accounts, Attn Peter Booth,       National/A           7.12%
7th Floor, 333 West 34th Street, New York, NY 10001

Citigroup Global House Accounts, Attn Peter Booth,       National/C          23.89%
7th Floor, 333 West 34th Street, New York, NY 10001

UBS Financial Services Inc, FBO Customers, 1604          National/C          11.75%
Fieldstone Lane, Sewickley, PA 15143

First Clearing LLC, FBO Accounts, 24 Allamanda Ter,      National/C           5.88%
Key West, FL 33040

MLPF&S FBO Customers, Attn: Fund Administration,         National/D          39.69%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Charles Mossman, 7025 Dowing Dr., Knoxville, TN          National/D           6.75%
37909

Fliess Trust, 319 S. Oakland Avenue, Burlington, WI      National/D           6.64%
53105

First Clearing Corporation, FBO Accounts, 1391           National/D           5.69%
Briarcliff Road, Macon, GA 31211

MLPF&S FBO Customers, Attn: Fund Administration,         Colorado/A           5.12%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Pershing LLC, PO Box 2052, Jersey City, NJ               Colorado/C          42.58%
07303-2052

Pershing LLC, PO Box 2052, Jersey City, NJ               Colorado/C          30.42%
07303-2052

Dean Witter FBO Accounts, PO Box 250, Church Street      Colorado/C          10.21%
Station, New York, NY 10008

Citigroup Global House Accounts, Attn Peter Booth,       Colorado/C           8.07%
7th Floor, 333 West 34th Street, New York, NY 10001

Raymond James & Assoc Inc FBO Lyons, 880 Carillon        Colorado/C           7.61%
Pkwy, St. Petersburg, FL 33716

MLPF&S FBO Customers, Attn: Fund Administration,         Colorado/D          76.53%
4800 Dear Lake Drive East, Jacksonville, FL 32246

The McKays, 5675 Coachwood Trail, Colorado Springs,      Colorado/D          17.36%
Colorado 80919

C. Haynes, 12520 W. Gould Dr., Littleton, CO 80127       Colorado/D           6.04%

MLPF&S FBO Customers, Attn: Fund Administration,         Georgia/A           14.23%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Citigroup Global House Accounts, Attn Peter Booth,       Georgia /C          32.46%
7th Floor, 333 West 34th Street, New York, NY 10001

The Swann Family Trust, 2734 Peachtree Road,             Georgia/C           15.44%
Atlanta, GA 30305

UBS Financial Services Inc, FBO Customers, 1604          Georgia/C           13.53%
Fieldstone Lane, Sewickley, PA 15143

E. Pritchett, 2600 Peachtree Road, Atlanta, GA           Georgia/C           11.31%
30305

The Melloms, 3103 Sandhurst Dr., Woodstock, GA           Georgia/C           10.27%
30189

MLPF&S FBO Customers, Attn: Fund Administration,         Georgia/D           36.45%
4800 Dear Lake Drive East, Jacksonville, FL 32246

NFSC FEBO Accounts, 102 Mitchell Ct., Warner             Georgia/D            9.88%
Robins, GA 31093

First Clearing Corporation, FBO Accounts, 11             Georgia/D            8.29%
Aberdeen Court, Cartersville, GA 30120

Pershing LLC, PO Box 2052, Jersey City, NJ               Georgia/D            6.74%
07303-2052

Raymond James & Assoc Inc FBO Accounts, 880              Georgia/D            5.39%
Carillon Pkwy, St. Petersburg, FL 33716

MLPF&S FBO Customers, Attn: Fund Administration,         Louisiana/A         16.24%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Citigroup Global House Accounts, Attn Peter Booth,       Louisiana/A         10.16%
7th Floor, 333 West 34th Street, New York, NY 10001

Legg Mason Wood Walker Inc, FBO Accounts, PO Box         Louisiana/C         60.15%
1476, Baltimore, MD 21202

First Clearing LLC, FBO Accounts, 1304 Hillcroft         Louisiana/C          9.02%
Dr., Lake Charles, LA 70605

First Clearing LLC, FBO Accounts, 426 N. Pine            Louisiana/C          6.01%
Street, Deridder, LA 70634

First Clearing LLC, FBO Accounts, 2500 18th St.,         Louisiana/C          5.92%
Lake Charles, LA 70601

UBS Financial Services Inc, FBO Customers, 430           Louisiana/C          5.91%
Normandy Road, Lafayette, LA 70503

MLPF&S FBO Customers, Attn: Fund Administration,         Louisiana/D         31.92%
4800 Dear Lake Drive East, Jacksonville, FL 32246

First Clearing LLC, FBO Accounts, 3405 Holly Hill        Louisiana/D         28.70%
Road, Lake Charles, LA 70605

Dean Witter FBO Accounts, PO Box 250, Church Street      Louisiana/D         26.50%
Station, New York, NY 10008

Morgan Keegan & Company Inc., FBO Accounts, 50           Louisiana/D         10.68%
North Front Street, Memphis, TN 38103

MLPF&S FBO Customers, Attn: Fund Administration,         Maryland/A           7.48%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Citigroup Global House Accounts, Attn Peter Booth,       Maryland/C          28.84%
7th Floor, 333 West 34th Street, New York, NY 10001

UBS Financial Services Inc, FBO Customers, 5608          Maryland/C          15.44%
Granby Road, Derwood, MD 20855

UBS Financial Services Inc, FBO Customers, 2525 Pot      Maryland/C           8.91%
Springs Road, Timonium, MD 21093

UBS Financial Services Inc, FBO Customers, 8800          Maryland/C           6.19%
Walther Blvd, Parkville, MD 21234

F. Reich, 550 Rest Avenue, Catonsville, MD 21228         Maryland/C           6.11%

Raymond James & Assoc Inc FBO Accounts, 880              Maryland/C           5.96%
Carillon Pkwy, St. Petersburg, FL 33716

UBS Financial Services Inc, FBO Customers, 7220          Maryland/D           6.89%
Denberg Road, Baltimore, MD 21209

Headley Trust, 123 Crooked Creek Lane, Durham, NC        Maryland/D           6.51%
27713

MLPF&S FBO Customers, Attn: Fund Administration,         Maryland/D           6.24%
4800 Dear Lake Drive East, Jacksonville, FL 32246

UBS Financial Services Inc, FBO Customers, 7220          Maryland/D           6.20%
Denberg Road, Baltimore, MD 21209

C. Kucera, 60 Linda Lane, Millersville, MD  21108        Maryland/D           6.12%

Citigroup Global House Accounts, Attn Peter Booth,     Massachusetts/A        6.36%
7th Floor, 333 West 34th Street, New York, NY 10001

NFSC FEBO Accounts, 25 Crowninshield Road,             Massachusetts/C       13.84%
Brookline, MA 02446

NFSC FEBO Accounts, 293 Caterina Heights, Concord,     Massachusetts/C        9.39%
MA 02446

Citigroup Global House Accounts, Attn Peter Booth,     Massachusetts/C        8.55%
7th Floor, 333 West 34th Street, New York, NY 10001

NFSC FEBO Accounts, 14 Bluefield Terrace, Weymouth,    Massachusetts/C        6.56%
MA 02190

NFSC FEBO Accounts, 102 Palmer Road, Mashpee, MA       Massachsuetts/C        6.12%
02446

Pershing LLC, PO Box 22052, Jersey City, NJ 07303      Massachusetts/D       13.88%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303      Massachusetts/D       13.88%

UBS Financial Services Inc, FBO Customers, 31          Massachusetts/D       12.68%
Periwinkle Lane, Mashpee, MA 02649

MLPF&S FBO Customers, Attn: Fund Administration,       Massachusetts/D        9.02%
4800 Dear Lake Drive East, Jacksonville, FL 32246

NFSC FEBO Accounts, 20 Adams Road, Boxford, MA         Massachusetts/D        7.38%
01921

Citigroup Global House Accounts, Attn Peter Booth,       Michigan/A          10.22%
7th Floor, 333 West 34th Street, New York, NY 10001

Citigroup Global House Accounts, Attn Peter Booth,       Michigan/C          21.34%
7th Floor, 333 West 34th Street, New York, NY 10001

UBS Financial Services Inc, FBO Customers, 1451          Michigan/C          13.32%
Stanlake, East Lansing, MI 48823

NFSC FEBO Accounts, 934 Grenoble Drive, Lansing, MI      Michigan/C          12.13%
48917

Jasick Trust, 6712 Eastern Avenue, Grand Rapids, MI      Michigan/C          11.50%
49508

UBS Financial Services Inc, FBO Customers, 2483          Michigan/C           6.54%
Island View Drive, Orchard Lake, MI 48823

First Clearing LLC, FBO Accounts, 2601 Lambros           Michigan/C           5.83%
Drive, Midland, MI 48642

MLPF&S FBO Customers, Attn: Fund Administration,         Michigan/D          64.51%
4800 Dear Lake Drive East, Jacksonville, FL 32246

J. Hendrickson, 1985 Glenvale Drive, Wyoming, MI         Michigan/D           6.46%
49509

Watts/Ice Trust, 11926 15 Mile Road, Sterling Hts.,      Michigan/D           6.13%
MI 48312

LPL Financial Services, FBO Accounts, 9785 Towne         Minnesota/C         27.26%
Centre Drive, San Diego, CA 92121-1968

RBC Dain Rauscher FBO Accounts, 3402 22nd Street,        Minnesota/C         16.10%
St. Cloud, MN 56301

UBS Financial Services Inc, FBO Customers, 75730 Co      Minnesota/C         14.71%
Road, Sacred Heart, MN 56285

Piper Jaffray & Co, FBO Accounts, 800 Nicollet           Minnesota/C         10.16%
Mall, Minneapolis, MN 55402

Piper Jaffray & Co, FBO Accounts, 800 Nicollet           Minnesota/C          8.47%
Mall, Minneapolis, MN 55402

Piper Jaffray & Co, FBO Accounts, 800 Nicollet           Minnesota/C          7.79%
Mall, Minneapolis, MN 55402

MLPF&S FBO Customers, Attn: Fund Administration,         Minnesota/D         43.33%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Robert Baird & Co., 777 East Wisconsin Avenue,           Minnesota/D          9.75%
Milwaukee, WI 53202-5391

Piper Jaffray & Co, FBO Accounts, 800 Nicollet           Minnesota/D          7.86%
Mall, Minneapolis, MN 55402

G. Farrell, 19187 Jewel Path, Lakeville, MN 55044        Minnesota/D          5.08%

Wells Fargo Investments LLC, FBO Accounts, 608           Minnesota/D          5.00%
Second Avenue South, Minneapolis, MN 55402

MLPF&S FBO Customers, Attn: Fund Administration,         Missouri/A           7.39%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Raymond James & Assoc Inc FBO Accounts, 880              Missouri/C          45.64%
Carillon Pkwy, St. Petersburg, FL 33716

Fahnestock & Co Inc, FBO Accounts, 3101 S. Stewart,      Missouri/C          17.44%
Sedalia, MO 65301

Dean Witter FBO Accounts, PO Box 250, Church Street      Missouri/C          15.32%
Station, New York, NY 10008

AG Edwards & Sons Inc, FBO Accounts, One North           Missouri/C          12.59%
Jefferson, St. Louis, MO 63103

G. Beck, 5474 Hodiamont, Jennings, MO 63136              Missouri/C           5.85%

MLPF&S FBO Customers, Attn: Fund Administration,         Missouri/D          34.72%
4800 Dear Lake Drive East, Jacksonville, FL 32246

FISERV Securities, Inc., FBO Accounts, Mutual Funds      Missouri/D          16.43%
Dept., One Commerce Square, 2005 Market Street,
Suite 1200, Philadelphia, PA 19103

Maxine Trust, Lake Road, PO Box 1156, Laurie, MO         Missouri/D          13.96%
65038-1156

Fahnestock & Co Inc, FBO Accounts, 475 Bardot            Missouri/D          10.75%
Drive, Florissant, MO 63031

Citigroup Global House Accounts, Attn Peter Booth,       New York/A           5.70%
7th Floor, 333 West 34th Street, New York, NY 10001

MLPF&S FBO Customers, Attn: Fund Administration,         New York/A           5.59%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Legg Mason Wood Walker Inc, FBO Accounts, PO Box         New York/C          10.28%
1476, Baltimore, MD 21202

Citigroup Global House Accounts, Attn Peter Booth,       New York/C           7.83%
7th Floor, 333 West 34th Street, New York, NY 10001

ADP Clearing & Outsourcing, FBO Accounts, 26             New York/C           6.36%
Broadway, New York, NY 10004-1798

Wexford Clearing Services Corp, FBO Accounts, 25         New York/C           5.45%
Eastland Drive, Glen Cove, NY 11542

UBS Financial Services Inc, FBO Customers, 1020          New York/D          39.10%
Park Avenue, New York, NY 10028

MLPF&S FBO Customers, Attn: Fund Administration,         New York/D          16.50%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Legg Mason Wood Walker Inc, FBO Accounts, PO Box         New York/D          10.22%
1476, Baltimore, MD 21202

MLPF&S FBO Customers, Attn: Fund Administration,           Ohio/A             7.45%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Pershing LLC, PO Box 22052, Jersey City, NJ 07303          Ohio/C            12.11%

AG Edwards & Sons Inc, FBO Accounts, One North             Ohio/C            10.11%
Jefferson, St. Louis, MO 63103

McDonald Investments Inc, FBO Accounts, 4900               Ohio/C             9.13%
Tiedeman Road, Brooklyn, OH 44144

McDonald Investments Inc, FBO Accounts, 4900               Ohio/C             9.13%
Tiedeman Road, Brooklyn, OH 44144

Raymond James & Assoc Inc FBO Accounts, 880                Ohio/C             7.23%
Carillon Pkwy, St. Petersburg, FL 33716

McDonald Investments Inc, FBO Accounts, 4900               Ohio/C             5.47%
Tiedeman Road, Brooklyn, OH 44144

McDonald Investments Inc, FBO Accounts, 4900               Ohio/C             5.47%
Tiedeman Road, Brooklyn, OH 44144

Pershing LLC, PO Box 22052, Jersey City, NJ 07303          Ohio/C             5.05%

MLPF&S FBO Customers, Attn: Fund Administration,           Ohio/D            47.30%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Linnevers & Tomcik, 32744 Fallhaven Cir, North             Ohio/D            19.70%
Ridgeville, OH 44039

Robert Baird & Co Inc, FBO Accounts, 777 East              Ohio/D             6.73%
Wisconsin Avenue, Milwaukee, WI 53202-5391

Linnevers/Tomcik, PO Box 39551, North Ridgeville,          Ohio/D             5.46%
OH 44039

Citigroup Global House Accounts, Attn Peter Booth,        Oregon/A            9.05%
7th Floor, 333 West 34th Street, New York, NY 10001

Edward D. Jones & Co, FBO Accounts, PO Box 2500,          Oregon/A            5.53%
Maryland Heights, MO 63043

Polley Trust, Holladay Park Plaza, 1300 NE 16th           Oregon/C           35.71%
Avenue, Portland, OR 97232-4430

NFSC FEBO Accounts, PO Box 228, Azalea, OR, 97410         Oregon/C           10.24%

Dean Witter FBO Accounts, PO Box 250, Church Street       Oregon/C            8.17%
Station, New York, NY 10008

LPL Financial Services, FBO Accounts, 9785 Towne          Oregon/C            7.34%
Centre Drive, San Diego, CA 92121

Citigroup Global House Accounts, Attn Peter Booth,        Oregon/C            7.13%
7th Floor, 333 West 34th Street, New York, NY 10001

MLPF&S FBO Customers, Attn: Fund Administration,          Oregon/D           31.55%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Ochs Trust, 441 9th Street, Lake Oswego, OR               Oregon/D           17.35%
97034-2912

G. Peterson, 3410 NW Raven Pl, Corvallis, OR 97330        Oregon/D            8.19%

E. Garcia, 38 Morningview Cir, Lade Oswego, OR            Oregon/D            6.28%
97035

Citigroup Global House Accounts, Attn Peter Booth,    South Carolina/A        8.71%
7th Floor, 333 West 34th Street, New York, NY 10001

MLPF&S FBO Customers, Attn: Fund Administration,      South Carolina/A        7.50%
4800 Dear Lake Drive East, Jacksonville, FL 32246

Citigroup Global House Accounts, Attn Peter Booth,    South Carolina/C       10.10%
7th Floor, 333 West 34th Street, New York, NY 10001

Morgan Keegan& Company, BFO Accounts, 50 North        South Carolina/C        9.18%
Front Street, Memphis, TN38103

Legg Mason Wood Walker Inc, FBO Accounts, PO Box      South Carolina/C        7.43%
1476, Baltimore, MD 21202

First Clearing LLC, FBO Accounts, 34 Baynard Cove     South Carolina/C        6.35%
Road, Hilton Head, SC 29928

C. Hinson, 1709 Collese Street, Newberry, SC 29108    South Carolina/C        5.23%

MLPF&S FBO Customers, Attn: Fund Administration,      South Carolina/D       20.53%
4800 Dear Lake Drive East, Jacksonville, FL 32246

C. Morgan, PO Box 1319, Seneca, SC 29679              South Carolina/D        7.40%

JJB Hilliard & WL Lyons Inc, FBO Accounts, 501 S.     South Carolina/D       6.22f%
4th Street, Louisville, KY

Pershing LLC, PO Box 2052, Jersey City, NJ            South Carolina/D        5.55%
07303-9998

E. Arnold, 10 Greenview Drive, Greenville, SC 29609   South Carolina/D        5.05%

Management Ownership


As of January 3, 2005, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers as a group owned less than 1% with respect to the Michigan Fund and National Fund, and as a group, owned 2.85% of the New York Fund.


As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2004, 2003 and 2002.


                  Fiscal   Management
                   Year       Fee
Fund              Ended     Paid ($)
----             -------   ----------
National         9/30/04    $434,539
                 9/30/03     495,735
                 9/30/02     482,948

Colorado         9/30/04    $187,343
                 9/30/03     194,534
                 9/30/02     191,312

Georgia          9/30/04    $181,708
                 9/30/03     195,231
                 9/30/02     201,473

Louisiana        9/30/04    $221,639
                 9/30/03     243,126
                 9/30/02     249,183

Maryland         9/30/04    $229,195
                 9/30/03     247,628
                 9/30/02     243,792

                  Fiscal   Management
                   Year       Fee
Fund              Ended     Paid ($)
----             -------   ----------
Massachusetts    9/30/04    $419,279
                 9/30/03     447,613
                 9/30/02     435,141

Michigan         9/30/04    $576,011
                 9/30/03     614,702
                 9/30/02     619,600

Minnesota        9/30/04    $474,254
                 9/30/03     498,796
                 9/30/02     496,978

Missouri         9/30/04    $176,957
                 9/30/03     188,678
                 9/30/02     189,177

New York         9/30/04    $426,825
                 9/30/03     461,627
                 9/30/02     450,288

Ohio             9/30/04    $604,839
                 9/30/03     646,134
                 9/30/02     647,188

Oregon           9/30/04    $291,037
                 9/30/03     314,242
                 9/30/02     299,135

South Carolina   9/30/04    $439,377
                 9/30/03     447,115
                 9/30/02     435,711





The Funds pay all of their expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 17 and 18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Funds as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17 and 18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                         Sales Charge      Sales Charge       Reallowance
                          as a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
-------------------   -----------------   ---------------   --------------
Less than $50,000            4.75%             4.99%             4.25%
$50,000 - $99,999            4.00              4.17              3.50
$100,000 - $249,999          3.50              3.63              3.00
$250,000 - $499,999          2.50              2.56              2.25
$500,000 - $999,999          2.00              2.04              1.75
$1,000,000 and over             0                 0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                            Regular Dealer
                         Sales Charge      Sales Charge       Reallowance
                          as a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
-------------------   -----------------   ---------------   --------------
Less than $100,000           1.00%             1.01%             1.00%
$100,000 - $249,999          0.50              0.50              0.50
$250,000 - $999,999             0                 0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received commissions in the following amounts:

                    Commissions Paid to
Fund                 Seligman Services
----             ------------------------
                  2004     2003     2002
                 ------   ------   ------
National         $  698   $1,288   $1,511
Colorado          2,268    2,825    1,844
Georgia             600       64      980
Louisiana           730      213    2,229
Maryland          1,130    2,904    1,656
Massachusetts       255      194      913
Michigan          2,809      533    1,260
Minnesota         3,218    1,033      604
Missouri            106    2,475    1,021
New York          8,995    3,836    3,729
Ohio              1,084      712    1,037
Oregon            1,575      -0-        9
South Carolina    3,070    1,226    3,222


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectus to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004, equivalent to 0.10% per annum of the Class A shares' average daily net assets, was as follows:

                   Total
Fund             Fees Paid
----             ---------
National          $ 79,304
Colorado            36,893
Georgia             33,986
Louisiana           42,734
Maryland            42,903
Massachusetts       78,993
Michigan           111,843
Minnesota           92,589
Missouri            34,969
New York            75,507
Ohio               118,061
Oregon              54,487
South Carolina      78,311


Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:


                   Total
Fund             Fees Paid
----             ---------
National          $47,114
Colorado            1,710
Georgia             6,401
Louisiana           6,897
Maryland            4,417
Massachusetts      33,960
Michigan            8,030
Minnesota           4,442
Missouri            1,050
New York           68,857
Ohio               11,676
Oregon             17,785
South Carolina     56,023


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman

Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:


                   Amount of Unreimbursed    % of the Net Assets of
                   Expenses Incurred With          Class C at
Fund             Respect to Class C Shares     September 30, 2004
----             -------------------------   ----------------------
National                  $273,469                    7.81%
Colorado                    11,376                    9.44
Georgia                     18,178                    2.84
Louisiana                   17,029                    2.44
Maryland                    12,097                    2.89
Massachusetts               86,187                    2.82
Michigan                    23,874                    2.80
Minnesota                    9,513                    2.44
Missouri                     3,177                    2.28
New York                   110,835                    1.93
Ohio                        25,615                    2.55
Oregon                      26,334                    1.60
South Carolina              89,462                    1.72


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:


                   Total
Fund             Fees Paid
----             ---------
National          $26,992
Colorado            2,431
Georgia            15,804
Louisiana           7,057
Maryland           21,815
Massachusetts       9,869
Michigan           21,146
Minnesota          13,470
Missouri            3,915
New York           24,895
Ohio               11,919

Oregon             16,406
South Carolina     36,207


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from amounts received from each Fund's 12b-1 Plan:


                 Amount of Unreimbursed Expenses   % of the Net Assets of
                          Incurred With                  Class D at
Fund                Respect to Class D Shares        September 30, 2004
--------------   -------------------------------   ----------------------
National                     $ 80,125                       4.45%
Colorado                       46,582                      33.81
Georgia                       108,546                       7.34
Louisiana                      51,839                      11.16
Maryland                       54,973                       2.73
Massachusetts                  81,913                      10.43
Michigan                       88,479                       3.43
Minnesota                      64,203                       4.88
Missouri                       49,454                      14.33
New York                       57,410                       2.36
Ohio                           50,444                       4.99
Oregon                         81,964                       5.40
South Carolina                138,986                       4.58


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:


                  Compensation    Compensation
                       To              To
Fund/Class        Underwriters   Broker/Dealers
---------------   ------------   --------------
National/A           $   -0-         $79,304
National/C             7,798          39,316
National/D             2,822          24,170

Colorado/A               -0-          36,893
Colorado/C               448           1,262
Colorado/D                66           2,365

Georgia/A                -0-          33,986
Georgia/C                509           5,892
Georgia/D                752          15,052

Louisiana/A              -0-          42,734
Louisiana/C              264           6,633
Louisiana/D              149           6,908

Maryland/A               -0-          42,903
Maryland/C               467           3,950
Maryland/D               429          21,386

Massachusetts/A          -0-          78,933
Massachusetts/C       10,795          23,165
Massachusetts/D          616           9,253

                  Compensation    Compensation
                       To              To
Fund/Class        Underwriters   Broker/Dealers
---------------   ------------   --------------
Michigan/A           $   -0-        $111,843
Michigan/C             1,467           6,563
Michigan/D             2,897          18,249

Minnesota/A              -0-          92,589
Minnesota/C              818           3,624
Minnesota/D              620          12,850

Missouri/A               -0-          34,969
Missouri/C               207             843
Missouri/D                69           3,846

New York/A               -0-          75,507
New York/C            11,180          57,677
New York/D               909          23,986

Ohio/A                   -0-         118,061
Ohio/C                 1,444          10,232
Ohio/D                   573          11,346

Oregon/A                 -0-          54,487
Oregon/C               2,541          15,244
Oregon/D               1,218          15,188

South Carolina/A         -0-          78,311
South Carolina/C      15,359          40,664
South Carolina/D       1,791          34,416


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                 Distribution and Service Fees
                            Paid to
                       Seligman Services
                 -----------------------------
Fund                2004      2003      2002
--------------    -------   -------   -------
National          $ 9,710   $ 8,198   $ 7,703
Colorado            2,854     3,185     3,062
Georgia             1,479     1,431     1,059
Louisiana           1,429     1,387     1,129
Maryland            1,688     1,802     2,518
Massachusetts       2,072     2,310     2,261
Michigan            3,114     2,962     2,814
Minnesota           2,553     2,360     1,991
Missouri            1,640     1,804     1,564
New York           15,829    16,717    16,368
Ohio                5,786     6,094     6,086
Oregon              2,993     3,124     5,125
South Carolina      3,119     3,401     2,524


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

For the fiscal years ended September 30, 2004, 2003 and 2002, no brokerage commissions were paid by any of the Funds.

Commissions

For the fiscal years ended September 30, 2004, 2003 and 2002, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 2004, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Funds and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.


If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2004, the maximum offering price of the Funds' shares is as follows:

                                 Class A shares


                    NAV      +      Maximum Sales Charge     =   Offering Price
Fund             Per Share       (4.75% of Offering Price)          to Public
----             ---------       -------------------------       --------------
National           $7.97                   $0.40                      $8.37
Colorado            7.66                    0.38                       8.04
Georgia             7.84                    0.39                       8.23
Louisiana           8.22                    0.41                       8.63
Maryland            8.03                    0.40                       8.43
Massachusetts       8.27                    0.41                       8.68
Michigan            8.57                    0.43                       9.00
Minnesota           7.83                    0.39                       8.22
Missouri            7.89                    0.39                       8.28
New York            8.27                    0.41                       8.68
Ohio                8.10                    0.40                       8.50
Oregon              7.91                    0.39                       8.30
South Carolina      8.18                    0.41                       8.59


                                 Class C shares


                    NAV      +        Maximum Sales Charge        =   Offering Price
Fund             Per Share       (1.00% of Offering Price/(1)/)          to Public
----             ---------       ------------------------------       --------------
National           $7.97                      $0.08                        $8.05
Colorado            7.65                       0.08                         7.73
Georgia             7.86                       0.08                         7.94
Louisiana           8.22                       0.08                         8.30
Maryland            8.05                       0.08                         8.13
Massachusetts       8.27                       0.08                         8.35
Michigan            8.56                       0.09                         8.65
Minnesota           7.83                       0.08                         7.91
Missouri            7.89                       0.08                         7.97
New York            8.29                       0.08                         8.37
Ohio                8.15                       0.08                         8.23
Oregon              7.90                       0.08                         7.98
South Carolina      8.18                       0.08                         8.26

                                 Class D shares


                   NAV and Offering
Fund             Price Per Share/(2)/
----             --------------------
National                 $7.97
Colorado                  7.65
Georgia                   7.86
Louisiana                 8.22
Maryland                  8.05
Massachusetts             8.27
Michigan                  8.56
Minnesota                 7.83
Missouri                  7.89
New York                  8.29
Ohio                      8.15
Oregon                    7.90
South Carolina            8.18


----------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                              Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income

(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.


At September 30, 2004, the National, Colorado and Minnesota Funds had net capital loss carryforwards for federal income tax purposes of $1,794,645, $54,862 and $280,308, respectively, which are available for offset against future taxable net capital gains. The capital loss carryforward for the National Fund of $35,917 expires in 2010, approximately $1,753,974 expires in 2011 and $4,754 expires in 2012. The capital loss carryforward for the Colorado Fund of $54,862 expires in 2012. Of the capital loss carryforward for the Minnesota Fund, $36,467 expires in 2009, $243,646 expires in 2010, and $195 expires in 2012. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. In addition, the National, Georgia and Minnesota Funds elected to defer to the fiscal year ending September 30, 2005, the recognition for tax purposes of net losses of $17,015, $921,017 and $91,735, respectively, realized on the sale of investments after October 31, 2003. These losses will be available to offset future taxable net gains.


Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Colorado Taxes


In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, "Colorado Obligations"). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes


In the opinion of King & Spalding LLP, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.


Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes


In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advise obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on
(a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.


Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes


In the opinion of Venable LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under
Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or
(b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

Gains realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.


To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.


The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Maryland obligations and exempt from Maryland state and local income taxes.


Massachusetts Taxes


In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as distributions attributable to interest on obligations of the United States or as capital gain dividends, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Other distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.


Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes


In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes


In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes


In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.


Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes


In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes


In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund ("Distributions") to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, "Ohio Obligations"), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes


In the opinion of Schwabe Williamson & Wyatt P.C., Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.


No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes


In the opinion of Haynesworth Sinkler Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes. In addition, South Carolina Fund dividends are not exempt from South Carolina inheritance, estate, transfer, or certain franchise taxes.


Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                      2004


                 Total Sales Charges Paid    Amount of Class A
                      by Shareholders        and Class C Sales
                      on Class A and        Charges Retained by
Fund                  Class C Shares         Seligman Advisors
--------------   ------------------------   -------------------
National                 $ 36,453                 $ 4,239
Colorado                   33,056                   3,887
Georgia                    26,705                   3,168
Louisiana                  56,081                   7,056
Maryland                   26,673                   3,062
Massachusetts              37,851                   4,059
Michigan                   57,773                   7,242
Minnesota                  51,977                   6,554
Missouri                   15,880                   2,022
New York                   41,636                   4,684
Ohio                       65,765                   8,115
Oregon                     64,157                   7,414
South Carolina            138,841                  17,525


                                      2003

                 Total Sales Charges Paid    Amount of Class A
                      by Shareholders        and Class C Sales
                      on Class A and        Charges Retained by
Fund                  Class C Shares         Seligman Advisors
--------------   ------------------------   -------------------
National                 $ 59,448                 $ 6,003
Colorado                   50,107                   5,597
Georgia                    27,047                   3,077
Louisiana                  94,711                  12,089
Maryland                   58,498                   7,354
Massachusetts              81,050                   8,838
Michigan                   77,478                   9,342
Minnesota                  95,631                  11,268
Missouri                   37,219                   4,896
New York                  106,071                  10,408
Ohio                       71,496                   8,344
Oregon                    126,330                  15,036
South Carolina            157,877                  17,092

                                      2002

                 Total Sales Charges Paid    Amount of Class A
                      by Shareholders        and Class C Sales
                      on Class A and        Charges Retained by
Fund                  Class C Shares         Seligman Advisors
--------------   ------------------------   -------------------
National                 $119,132                 $10,731
Colorado                   51,850                   6,356
Georgia                    33,112                   3,541
Louisiana                  45,359                   5,160
Maryland                   68,375                   7,899
Massachusetts              76,441                   9,011
Michigan                  103,157                  11,666
Minnesota                  74,842                   8,794
Missouri                   29,921                   3,766
New York                  123,203                  12,332
Ohio                      118,635                  13,475
Oregon                    168,957                  20,317
South Carolina            169,649                  18,933

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2004:


                  Net Underwriting      Compensation on
                    Discounts and       Redemptions and
                     Commissions          Repurchases
                 (Class A and Class    (CDSC on Class A,
                   C Sales Charges    Class C and Class D    Brokerage         Other
Fund                  Retained)         Shares Retained)    Commissions   Compensation(1)
----             ------------------   -------------------   -----------   ---------------
National               $ 4,239               $7,001             $-0-          $10,620
Colorado                 3,887                  -0-              -0-              514
Georgia                  3,168                  -0-              -0-            1,261
Louisiana                7,056                  329              -0-              413
Maryland                 3,062                   45              -0-              896
Massachusetts            4,059                1,410              -0-           11,411
Michigan                 7,242                   72              -0-            4,364
Minnesota                6,554                1,051              -0-            1,438
Missouri                 2,022                  -0-              -0-              276
New York                 4,684                3,619              -0-           12,089
Ohio                     8,115                1,346              -0-            2,017
Oregon                   7,414                1,111              -0-            3,759
South Carolina          17,525                2,920              -0-           17,150


----------
(1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class A shares were as follows: National - 2.91%, Colorado - 3.22%, Georgia - 2.88%, Louisiana - 2.92%, Maryland - 2.74%, Massachusetts - 2.54%, Michigan - 2.39%, Minnesota - 2.73%, Missouri - 2.84%, New York - 2.89%, Ohio - 2.81%, Oregon - 3.03%, and South Carolina - 3.21%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of this period. The average number of Class A shares per Fund were: National - 9,299,892, Colorado - 4,706,972, Georgia - 4,207,732, Louisiana - 5,094,787, Maryland - 5,140,418, Massachusetts -
9,224,587, Michigan - 12,714,858, Minnesota - 11,625,187, Missouri - 4,298,122,
New York - 8,694,998, Ohio - 14,186,337, Oregon - 6,858,018 and South Carolina -
9,414,137, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class A shares were as follows: National - 4.48%, Colorado
- 5.19%, Georgia - 4.71%, Louisiana - 4.77%, Maryland - 4.42%, Massachusetts - 4.43%, Michigan - 3.83%, Minnesota - 4.56%, Missouri - 4.64%, New York - 4.81%,
Ohio - 4.67%, Oregon - 5.12% and South Carolina - 5.30%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 35.00%, Colorado - 38.01%, Georgia - 38.90%, Louisiana - 38.90%, Maryland - 38.09%, Massachusetts - 42.80%, Michigan - 37.60%, Minnesota - 40.10%, Missouri - 38.90%, New York - 40.01%, Ohio - 39.88%,
Oregon - 40.85% and South Carolina - 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for each Fund's Class A shares were as follows: National - (0.81)%, 4.43% and 5.51%, Colorado - (0.46)%, 5.26% and 5.18%, Georgia -
(2.77)%, 4.48% and 5.45%, Louisiana - (1.14)%, 4.99% and 5.48%, Maryland -
(0.98)%, 4.48% and 5.30%, Massachusetts - (1.76)%, 5.71% and 5.64%, Michigan -
(1.40)%, 5.27% and 5.56%, Minnesota - (1.47)%, 4.74% and 4.75%, Missouri -
(1.58)%, 5.28% and 5.52%, New York - (1.37)%, 5.34% and 5.94%, Ohio - (1.28)%,
4.91% and 5.30%, Oregon - (1.24)%, 5.01% and 5.38% and South Carolina - (0.45)%,
5.31% and 5.67%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2004 were as follows: National - 70.98%, Colorado - 65.72%, Georgia - 70.04%, Louisiana - 70.52%, Maryland - 67.58%, Massachusetts - 73.04%, Michigan - 71.78%, Minnesota - 58.99%, Missouri - 71.10%, New York - 78.14%, Ohio - 67.55%, Oregon -68.89% and South Carolina - 73.62%. Thus, a $1,000 investment in Class A shares made on September 30, 1994 had a value on September 30, 2004 of: National $1,710, Colorado $1,657, Georgia $1,700, Louisiana $1,705, Maryland $1,676, Massachusetts $1,730, Michigan $1,718, Minnesota $1,590, Missouri $1,711, New York $1,781, Ohio $1,675, Oregon $1,698,
and South Carolina $1,736.

Class C


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class C shares were as follows: National - 2.14%, Colorado - 2.46%, Georgia - 2.11%, Louisiana - 2.16%, Maryland - 1.96%, Massachusetts - 1.75%, Michigan - 1.60%, Minnesota - 1.95%, Missouri - 2.06%, New York - 2.11%, Ohio - 2.03%, Oregon - 2.26% and South Carolina - 2.44%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National - 451,377, Colorado - 15,746, Georgia - 81,243, Louisiana - 84,870, Maryland - 53,923, Massachusetts - 371,546, Michigan - 99,341, Minnesota - 50,097, Missouri - 17,625, New York - 712,710, Ohio -
123,573, Oregon - 207,222 and South Carolina - 648,638, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class C shares were as follows: National - 3.29%, Colorado
- 3.97%, Georgia - 3.45%, Louisiana - 3.53%, Maryland - 3.16%, Massachusetts - 3.05%, Michigan - 2.56%, Minnesota - 3.25%, Missouri - 3.37%, New York - 3.51%,
Ohio - 3.37%, Oregon - 3.82% and South Carolina - 4.03%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2004 and for the period from May 27, 1999 (inception) to September 30, 2004 for each Fund's Class C shares were as follows: National - 1.22%, 4.28% and 3.30%, Colorado - 1.50%, 5.14% and 4.02%, Georgia - (0.68)%, 4.37% and
3.35%, Louisiana - 0.87%, 4.88% and 3.88%, Maryland - 1.13%, 4.37% and 3.56%,
Massachusetts - 0.30%, 5.55% and 4.20%, Michigan - 0.55%, 5.14% and 4.10%,
Minnesota - 0.47%, 4.63% and 3.64%, Missouri - 0.32%, 5.15% and 4.03%, New York
- 0.84%, 5.24% and 4.08%, Ohio - 0.88%, 4.77% and 3.79%, Oregon - 0.80%, 4.84%
and 3.89% and South Carolina - 1.59%, 5.19% and 4.08%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2004 were as follows: National - 18.96%, Colorado - 23.46%, Georgia - 19.30%, Louisiana - 22.60%, Maryland - 20.57%, Massachusetts - 24.64%, Michigan - 24.02%, Minnesota - 21.09%, Missouri
- 23.52%, New York - 23.87%, Ohio - 22.03%, Oregon - 22.63% and South Carolina - 23.83%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2004 of: National $1,190, Colorado $1,235, Georgia $1,193, Louisiana $1,226, Maryland $1,206, Massachusetts $1,246, Michigan $1,240, Minnesota $1,211, Missouri $1,235, New York $1,239, Ohio $1,220, Oregon
$1,226, and South Carolina $1,238.


Class D


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class D shares were as follows: National - 2.16%, Colorado - 2.49%, Georgia - 2.13%, Louisiana - 2.18%, Maryland - 1.98%, Massachusetts - 1.77%, Michigan - 1.61%, Minnesota - 1.97%, Missouri - 2.08%, New York - 2.13%, Ohio - 2.05%, Oregon - 2.28% and South Carolina - 2.47%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National - 222,764, Colorado - 17,978, Georgia - 194,829, Louisiana
- 56,431, Maryland - 250,843, Massachusetts - 94,853, Michigan - 309,123,
Minnesota - 167,592, Missouri - 43,663, New York - 292,017, Ohio - 123,987,
Oregon - 191,139 and South Carolina - 370,757, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class D shares were as follows: National - 3.32%, Colorado
- 4.01%, Georgia - 3.48%, Louisiana - 3.56%, Maryland - 3.19%, Massachusetts - 3.09%, Michigan - 2.58%, Minnesota - 3.29%, Missouri - 3.40%, New York - 3.55%,
Ohio - 3.41%, Oregon - 3.85% and South Carolina - 4.08%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for each Fund's Class D shares were as follows: National - 2.23%, 4.50% and 5.06%, Colorado - 2.56%, 5.34% and 4.71%,

Georgia - 0.19%, 4.59% and 5.02%, Louisiana - 1.85%, 5.09% and 5.04%, Maryland -
2.13%, 4.59% and 4.86%, Massachusetts - 1.26%, 5.77% and 5.18%, Michigan -
1.60%, 5.35% and 5.09%, Minnesota - 1.49%, 4.83% and 4.29%, Missouri - 1.33%,
5.35% and 5.07%, New York - 1.80%, 5.46% and 5.50%, Ohio - 1.87%, 4.99% and
4.87%, Oregon - 1.81%, 5.06% and 4.93% and South Carolina - 2.58%, 5.41% and
5.23%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the Funds for the ten-year period ended September 30, 2004 were as follows: National - 63.82%, Colorado - 58.52%, Georgia - 63.14%, Louisiana - 63.48%, Maryland - 60.67%, Massachusetts - 65.70%, Michigan - 64.32%, Minnesota - 52.22%, Missouri - 63.95%, New York - 70.88%, Ohio - 60.88%, Oregon - 61.76% and South Carolina - 66.47%. Thus, a $1,000 investment in Class D shares made on September 30, 1994 had a value on September 30, 2004 of: National $1,638, Colorado $1,585, Georgia $1,631, Louisiana $1,635, Maryland $1,607, Massachusetts $1,657, Michigan $1,643, Minnesota $1,522, Missouri $1,639, New York $1,709, Ohio $1,609, Oregon $1,618,
and South Carolina $1,665.


The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Funds as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Municipal bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; modifier "2" indicates a mid-range ranking; and modifier "3" indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation "MIG 1" are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation "MIG 2" are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation "MIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation "MIG 4" are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
MUNICIPAL BONDS

AAA: Municipal bonds rated "AAA" are the highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated "AA" have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Municipal bonds rated "A" are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated "BBB" are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

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COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

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                                   APPENDIX B

                        RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds' state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.


The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of October 2004, Colorado had in excess of 2,400 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes (Colorado Department of Local Affairs Website).

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2003 was $4.60 billion, an increase from $4.37 billion in 2002. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2003 was $61.95 billion, an increase of 2.3% over 2002. This is a relatively modest increase considering the 2003 values reflect the reappraisal of taxable property from the 2000 to the 2002 level of value. All of the increase in assessed value can be attributed to new construction of taxable property in the state. Exclusive of new construction, 2003 assessed values actually decreased by approximately .5%. The unusually small increase is most likely attributable to the recent economic recession and its effect on the values of non-residential property. The largest share of property tax revenue (52.9%) goes to support the state's public schools. (Department of Local Affairs, 33rd Annual Report to the Governor and the General Assembly). The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Of the states that have revenue and spending limits in place, many consider Colorado's the most restrictive limits in the country. Among those limitations is the Taxpayer's Bill of Rights ("TABOR"), adopted by Colorado voters in 1992, which imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises." An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to the recent downturn in the Colorado economy and reductions in state taxes, there has been no state TABOR surplus revenue for the last three fiscal years. However, the state is expected to return to a TABOR surplus for the current fiscal year.


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Part of the reason for the state's renewed TABOR surpluses is a phenomenon referred to as the "ratcheting down" of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the 2001-02 and 2002-03 fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state's revenue limit has been reduced by almost $1 billion over the last few years because of the low revenue collections. As a result, the state will return to a TABOR surplus situation sooner than it would have without the ratchet down of the revenue limit. The ratchet-down effect makes it difficult to resume government services that are reduced or eliminated when TABOR revenues fall. Because the state typically experiences population growth and inflation, it will need to provide services to more people, at a higher cost, but with less revenue than in previous years

State revenues for the most recent fiscal year equaled the TABOR limit of $8.33 billion. This unusual parity of state revenues and the spending limit is due to the application of a "growth dividend" to increase the TABOR limit for the fiscal year. In the most recent US Census, it was determined that previous estimations of the Colorado population were approximately 6% too low. Therefore, in the past, the state TABOR revenue limit has been too small and too much of the state's revenue was refunded to the Colorado taxpayers. So the Colorado legislature passed legislation that has allowed this population "growth dividend" to be applied to the spending limit to offset the TABOR surplus for the 2003-04 fiscal year. The growth dividend is also expected to offset some of the surplus for fiscal year 2004-05. After application of the growth dividend, the fiscal year 2004-05 surplus is expected to be around $150.8 million and, with the growth dividend exhausted, economists predict the 2005-06 surplus to be in the range of $391.6 million to $446.3 million.


Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.


Many observers blame the state budgetary problems that have occurred since the start of the economic downturn on the complex interactions between all of these constitutional and statutory provisions. During the past three years, the Colorado General Assembly has devoted significant time to grappling with shortfalls in the state budget within the constraints of declining revenues of almost $1.1 billion, spending and taxing limitations, and mandated appropriations. The shortfalls that have occurred over the past few years are at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come do not exist. Such funding, therefore, must come from the state's general fund, exacerbating an already difficult budget situation in the state.

Although the state revenue forecasts are brightening, when the Colorado legislature reconvenes in January 2005 it is expected to face some of the same dilemmas with respect to the state budget that they wrestled with during the last two legislative sessions. It is predicted that legislators will need to come up with at least $52 million, either in decreased spending or increased revenues, in order to balance the fiscal year 2004-05 budget. The situation becomes even more pronounced next fiscal year when it is predicted that there will be approximately a $248 million budget shortfall. (Fort Collins Coloradoan, January 10, 2005)

During the last legislative session, many bills were brought before the Colorado legislature, which were aimed at ameliorating the complicated interactions among all of the constitutional and statutory provisions that are causing problems with the state budget. Among those bills were proposals to eliminate the ratcheting down effect on the TABOR revenue limit, proposals to lower the required education appropriations during periods of state budget crises and proposals to allow the state to retain revenue surpluses rather than refunding them to the taxpayers. Additionally, the Governor's proposal to securitize the state's tobacco settlement payments, which would net approximately $800 million to the state, was brought before the legislature. All of the bills failed to gain approval by the legislature during the 2004 session. Many of the bills will be reintroduced in the legislature in one form or another during the upcoming legislative session. Additionally, some local governments in Colorado, especially


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those which rely heavily on sales tax revenues continue to experience revenue shortfalls. Many units of local government have already received voter exemptions from TABOR.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 20, 2004 ("Colorado Economic Perspective"); Colorado Legislative Council Staff Forecasts, 2004-2010, December 2004 ("Staff Forecasts"); Dr. Tucker Hart Adams, US Bank 2005 Economic Forecast ("US Bank"); Colorado Business Economic Outlook Forum 2005 ("Colorado Outlook"). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the US Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. The rate of population growth has slowed down in the past few years as net migration into the state has tapered off. Colorado economists estimate that the state's population grew approximately 1.1% in 2004 and forecast that Colorado's 2005 population growth will be about the same at 1.2%.

Following two straight years of declining employment figures, Colorado will post moderate gains in employment in 2004. However, employment remains over 60,000 jobs below the peak level of employment in Colorado, which was achieved in December 2000. Non-agricultural jobs in Colorado declined by approximately 1.5% in 2003 and the economic forecasts estimate only a small rebound in 2004, with estimates of an increase in non-agricultural jobs of .4% to .9%. However, the economists forecast that non-agricultural job growth will rebound more significantly in 2005, with estimates of growth between 2.0% and 2.5%. The Colorado unemployment rate grew significantly between 2001 and 2003, from 3.7% to approximately 6.2%. Economists expect the unemployment rate to start heading back down in 2004, with estimates ranging from 5.1% to 5.4%, and then to decline even further, with forecasts of the 2005 unemployment rate ranging from 4.7% to 5.0%.

Recently, the rate of growth in total personal income in Colorado has been significantly lower than in past years. After the first decline in personal income growth in the state in almost 50 years, which took place in 2002, personal income has rebounded in the last two years and economist expect it rebound even further in the next coming few years, some significantly. Estimates for 2004 Colorado personal income growth range from 2.2% to 5.6% and forecasts for the growth of personal income in 2005 range from 5.1% to 5.6%. After only a very slight increase in retail sales in Colorado in 2003, most economists expect retail sales to have increas more significantly in 2004, with estimates ranging from 4.5% to 5.1%. Projections by Colorado economists are for continued retail sales growth in 2005, with forecasts ranging from 5.5% to 5.8%.

Over the last few years, the Colorado construction industry has been experiencing a downturn from its frenetic pace of the 1990s. However, economists agree that after three years of declines, the residential housing construction sector will rebound during 2004. Estimates of the rate of growth in the number of residential housing permits issued in 2004 range from 11.2% to as much as 15.3%. However, predictions for 2005 are for a renewed contraction in the sector with estimates of a decline in the issuance of housing permits ranging from 6.3% to 11.1%, although the Colorado Outlook's economists are more optimistic, predicting the number of residential housing permits to remain level in 2005. The multi-family sector has been most responsible for the recent weakness in this area with vacancy rates for apartments soaring to a 16-year high. Weak job recovery and higher interest rates are expected to constrain single family building in the coming year. Also, consumer debt issues and long-term water availability may become an issue in this sector as well. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. Economists concur that the non-residential construction sector rebounded in 2004, but they disagree on whether the rebound will continue in 2005. Estimates for the growth in the value of non-residential construction contracts during 2004 range from 6.0% to 16.5%. For 2005, economic forecasts for non-residential construction range from a decline of 15.0% to growth of 10.1%. The passage of a $4.7 billion light rail expansion during the most recent election should provide a boost to this sector when construction begins in a couple of years.

Overall, Colorado economic condition is essentially mirroring that of the nation. However, Colorado's recession was deeper than the nation's because it had a higher than average concentration of businesses in the advanced technology, telecommunications, airline travel and tourism sectors, all of which were the sectors hardest hit during the most recent recession. Therefore, according to Economy.com, Colorado was one of the last two states to emerge from the recent recession and that did not occur until spring of 2004. Although the Colorado economy appears to have turned the corner, a number of factors could have a significant impact on the state's recovery. First of all, although the effects of the 2002 drought in Colorado have diminished in most parts of the state, the need to address water storage issues has become even more critical as the state moves into a period of stronger growth. In addition,


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the legislature's ability to address the state's budgetary problems in both the near and long term may have an affect on the state's economic growth. Finally, events and conditions negatively impacting the national economy such as terrorist attacks, possible declines in housing prices, household debt burdens, continued declines in the value of the dollar and high energy prices would likely have a similarly negative effect on the Colorado economy.


Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.


In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of November 2004, the State's highest total annual commitment in any current or subsequent fiscal year equaled 6.05% of estimated fiscal year 2004 receipts.


The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefore. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.


The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal year 2004" refers to the year ended June 30, 2004.

Based on data issued by the State of Georgia for the fiscal year 2004, income tax receipts and sales tax receipts of the State for fiscal year 2004 comprised approximately 53.4% and 37.1%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 2004 increased by approximately 4.6% compared to such State Treasury Receipts in fiscal 2003. As of July 2004, the State estimates Net Revenues for 2004 at $13,582,389,000, an estimated increase of approximately 0.7% from 2003 revenue receipts.

The average unemployment rate of the civilian labor force in the State for fiscal year 2004 was 4.2% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 4.3% for fiscal year 2004. In descending order, trade, transportation and public utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.


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Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

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The foregoing limitations on indebtedness imposed upon the legislature and the
State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


Louisiana has always achieved a balanced budget over the past 30 years and is expected to do so this year. Based on analyses from the Louisiana Office of Planning and Budget as of December 15, 2004, the state should have a $248 million increase in budgeted funds to $6.97 billion which would still necessitate some budget cuts for the 2005 fiscal year to balance the budget. Corporate income taxes are expected to be 12% higher in 2005 than 2004. Individual income tax was forecast to be 1% higher and riverboat gaming revenues continue to slowly decline. Oil and gas severance taxes should moderately increase.

Louisiana seasonally adjusted non-farm payroll employment grew by 27,000 persons from November 2003 to November 2004 to 1,947,800. The employment growth rate was 1.4% which was faster than the 1% gain forecast last year.

Unemployment fell slightly to near 5.5% as more workers entered the labor force seeking jobs. The labor force grew by 21,000 to 2,066,000. Similar job gains and labor force growth at a 1% rate are expected in 2005.

Rapid rises in crude oil prices to above $42 a barrel and natural gas to $6.50 per million BTU's have increased severance tax revenues in Louisiana, however, only a small increase in drilling rates for new production has occurred. Tourism expenditures have now recovered to pre-911 levels. The seven largest metropolitan areas of the state (New Orleans, Baton Rouge, Shreveport, Lafayette, Lake Charles, Monroe and Alexandria) all experienced job gains in the past year. Only the oil exploration centered economy of Houma-Thibodaux experienced a small job loss.

The state government continues to follow conservative fiscal policies with modest spending growth likely in the 2005 fiscal year.





Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.


General Factors. The State of Maryland has a population of approximately 5.5 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2003 was 4.5% compared to a national rate for the same period of 6.0%. Total employment increased by 18.1% between 1993 and 2003. The State's personal income per capita was the fourth highest of the 50 states in 2003, according to the Bureau of Economic Analysis, at 118% of the national average.

State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 2001 and June 30, 2002, and June 30, 2003 were $13,033,368, $15,042,230 and $16,032,533, respectively. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2003, were above estimates by $34.0 million, or 0.4%. The State ended fiscal 2003 with a $122.7 million general fund balance


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on a budgetary basis; this balance reflects a $121.5 million increase compared to the balance projected at the time the 2004 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $490.2 million. On a GAAP basis, the fiscal 2003 reserved general fund balance was $1,295.0 million, while the unreserved, undesignated fund balance was a deficit of $110.3 million; this compares to the reserved general fund balance of $1,369.0 million and unreserved designated fund balance of $265.5 million at the end of fiscal 2002. The total GAAP fund balance for fiscal 2003 was $1,184.7 million compared with a total GAAP fund balance of $1,634.4 million for fiscal 2002.

For fiscal 2004 the total budget is $23.1 billion, a $652 million increase over fiscal 2003. The general fund accounts for approximately $10.3 billion, of which the largest expenditures are for health and education, which together represent almost 74% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Account and other reserve funds, which together totaled $513.6 million at the end of fiscal 2003. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal 2004 project a total reserve balance of $499.7 million, of which $496.7 million is projected to be in the Revenue Stabilization Account. The projected balance in the Revenue Stabilization Fund represents 5.0% of estimated General Fund Revenues.

On April 12, 2004, the Maryland General Assembly approved the State's budget for fiscal year 2005. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the "corridor" of 90%-110% full funding; (ii) $1.2 million for capital projects; (iii) $4.1 billion in aid to local governments from general funds reflecting full funding of mandatory public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) general fund deficiency appropriations of $90.2 million for fiscal year 2004, including $39.4 million for the Department of Human Resources, primarily for additional costs associated with providing foster care placements; and $10.0 million for the Catastrophic Event Account of the State Reserve Fund to fund costs associated with Hurricane Isabel and to reserve funds for future catastrophic events. The budget reflects the continuation of the hiring freeze implemented during fiscal 2002 and the elimination of an additional 520 positions from the non-higher education agencies in the Executive Branch. The budget includes funds for a flat-rate salary increase of $752 per employee and employee merit or increment increases, but does not include funds for performance bonuses or deferred compensation matches.

As part of the fiscal 2005 budget plan, (see "STATE FINANCES - General Fund Budget") the General Assembly enacted the Budget Reconciliation and Financing Act of 2004 (the "2004 Act"), legislation that authorizes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2004 Act requires $126.1 million in specific reversions of fiscal 2004 appropriations, primarily $90 million in State Police and $31.3 million in Medicaid, reflecting increased federal revenue attainment in those areas; in addition, the fiscal 2005 Budget Bill identifies a specific fiscal 2004 reversion of $9.6 million in Maryland State Department of Education Local Management Board Funds.

The State estimates that the general fund balance on a budgetary basis at June 30, 2005 will be approximately $87.4 million. In addition, the State estimates that the balance in the Revenue Stabilization Account of the State Reserve Fund, net of the fiscal 2005 transfer to the General Fund of $91.0 million, will be$519.6 million, equal approximately to 4.9% of estimated general fund revenues.





Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, The Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.


At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $5.5 billion of net State tax supported debt outstanding as of March 31, 2004. General obligation bonds accounted for $4.1 billion of that amount. In fiscal 2004, debt service on general obligation bonds was paid primarily from


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State property tax receipts. Department of Transportation bonds outstanding account for another $881.4 million as of March 31, 2004; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $323.4 million of State tax supported debt outstanding as of March 31, 2004. Rental payments under the leases are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $1,292.8 million of authorized but unissued debt as of March 31, 2004. The State issued $400.0 million of its general obligation bonds on August 10, 2004 and $574,655 million of its general obligation bonds on October 21, 2004; the latter issue advance refunded $589,235 million of State general obligation bonds.


Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


Total expenditures and other uses for fiscal 2000 totaled approximately $26.048 billion and total revenues and other sources totaled approximately $26.221 billion. The budgeted operating funds ended fiscal 2000 with an excess of revenues and other sources as compared to expenditures and other uses of $173 million, and with positive fund balances of approximately $2.285 billion. Total expenditures and other uses for fiscal 2001 totaled approximately $23.072 billion and total revenues and other sources totaled approximately $23.798 billion. The budgeted operating funds ended fiscal 2001 with an excess of revenues and other sources as compared to expenditures and other uses of $725.6 million, and with positive fund balances of approximately $3.011 billion. Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion. Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues


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and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million. Total expenditures and other uses for fiscal 2004 totaled approximately $24.907 billion and total revenues and other sources totaled approximately $26.047 billion. The budgeted operating funds ended fiscal 2004 with an excess of revenues and other sources as compared to expenditures and other uses of $1.140 billion, and with positive fund balances of approximately $1.893 billion.

The Commonwealth's fiscal 2005 budget is based on estimated total revenues and other sources of approximately $24.317 billion. Total expenditures and other uses for fiscal 2005 are estimated at approximately $24.976 billion. The fiscal 2005 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 2005. The fiscal 2005 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, but decreased slightly in fiscal 2003 and fiscal 2004.


Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.


The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board ("GASB"). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion and ended fiscal 2003 with fund equities of approximately $2.021 billion.


Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. These particular industries are highly cyclical and in recent years, operated at somewhat less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.


As described in greater detail below, Michigan's economy has been disproportionately impacted by the U.S. economic slowdown. The decline in Michigan employment has been significantly more severe than the national employment decline due, among other things, to the economic recovery in Michigan lagging behind national trends, declining motor vehicle production and sales and loss of domestic automobile manufacturers' market share, and


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productivity gains in the manufacturing sectors. Michigan's unemployment rate remains well above the national average.

The decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues. Individual income tax collections have declined in each of the last three fiscal years. A reduction in personal disposable income adversely impacts sales tax collections, another significant source of Michigan tax revenues. The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last several fiscal years.


The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations.


In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF operates as a "rainy day fund" and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Michigan's General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years reflected the effects of an expanding economy and increased tax and other revenues received by the State. However, the balance of the BSF declined at the end of the September 30, 2001 fiscal year, declined each year thereafter, and was fully depleted by the end of fiscal year 2003. A modest transfer of approximately $81 million was made to the BSF during fiscal year 2004, however no additional transfers are budgeted or forecast for the upcoming year.


Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.


Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. In addition, the shift in education costs to the State, in the face of declining State tax and other revenues, has resulted in the State reducing state aid to school districts.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, be material to the State's financial statements and could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, improvement of prison medical and health care and refund claims for state taxes. The State has not expressed an opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any of this litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

Following downgrades in the second half of calendar 2003, the State's general obligation bonds are rated "Aa" by Moody's and "AA" by S&P. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.


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The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources.

Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.


Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2003, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1990 to 2000, overall employment growth in Minnesota exceeded national growth; total employment in Minnesota increased 23.1% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. The most recent recession also appears to have been less severe in Minnesota than in the national economy. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9% compared to 1.4% nationally. Similarly, for the period February 2001 to June 2003 payroll employment declined 2.4% compared to 2.0% nationally. However, Minnesota's 0.9% employment growth for the first 10 months of 2004 lagged behind the 1.4% US employment growth for that period.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2003, Minnesota per capita personal income was 108.9% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2002 and 2003, averaging 4.4% in 2002, as compared to the national average of 5.8%. In 2003, Minnesota's unemployment rate averaged 5.0%, as compared to the national average of 6.0%.

Minnesota's resident population grew from 4,390,000 in 1990 to 4,934,000 on 2000, or at an average annual compound rate of 1.2%. In comparison, US population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2003, Minnesota's population grew at an annual rate of 0.8% compared to 1.0% for the US. Minnesota's population grew is forecast by the US Department of Commerce to grow at an annual compound rate of 0.8% through 2015.

Minnesota's manufacturing industries accounted for 12.7% of the State's employment mix in 2003. In the durable goods industries, the State's employment in 2003 was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.6% of the State's durable goods employment was concentrated in 2003, as compared to 15.2% for the United


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States as a whole. This emphasis is partly explained by the location in the
State of a number of computer equipment manufacturers which are included in the computers and electronics classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5% of the State's non-durable goods employment was concentrated in food manufacturing. This compares to 27.3% in the national economy. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2003.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook weakened at the beginning of the 2002-2003 biennium which commenced July 1, 2001.

According to an official State forecast released in November 2002, projected a general fund shortfall of $356 million for the biennium ending June 30, 2003, which shortfall was attributed to a weak stock market, a slowly rebounding economy, and a higher than projected human services expenditures. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance before June 30, 2003.

The November 2004 forecast for the 2004 - 2005 biennium projects a $495 million surplus at the June 30, 2005 end of the biennium. General fund revenues are forecast to total $29.042 billion and State spending is projected to be $27.921 billion for the biennium.

Under current law, any forecast balance in the 2004-05 biennium must first be used to restore the State's reserve funds to their 2001 levels. Then, any remaining funds are directed to reversing school payment shifts enacted in 2002 and 2003 as part of the solutions to prior state budget shortfalls. These funds are specifically set aside in current law; they do not carry forward as an available balance to reduce any shortfall projected for the 2006-07 biennium.

The November 2004 forecast projects a $700 million budget shortfall in the 2006-07 biennium. This is the first actual forecast of revenues and expenditures for the 2006-07 biennium. It establishes the specific current law context for budget development decisions for the next biennium. Since no enacted budget is currently in place, expenditure projections assume the extension of current programs, adjusted only for projected changes in caseload and enrollment. The expenditure projections do not include a general adjustment for inflation.

Revenues for the 2006-07 biennium are forecast to increase $805 million, or 2.8 percent over levels in the current biennium. Current law spending is projected to increase by $2.139 billion, or 7.6 percent. This mismatch between revenue and spending growth highlights Minnesota's budget challenge.

Tax revenues for the 2006-07 biennium are forecast to grow by 7.9 percent to $27.658 billion. Nearly three quarters of that growth is in state income tax receipts, which increase by 13.5 percent. Non-tax revenues including fees, charges, lottery and other receipts are expected to decline slightly under current law. Transfers from other funds decline by over $1.1 billion from the 2004-05 biennium, reflecting one-time transfers of over $1 billion in revenues from the tobacco funds and other funds.

Two-thirds ($1.4 billion) of projected spending growth in the 2006-07 biennium occurs in the health and human services area. Spending for the state's largest budget component, E-12 education, is almost unchanged as the per pupil unit formula remains constant and enrollments continue to decline. Spending for all other areas, including higher education, local aids, and criminal justice, increases by 7.1 percent.

Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner


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of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State's bond ratings in October 2004 were Aa1 by Moody's and AAA by Standard & Poor's and Fitch.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State's projected budget deficits and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.





Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the 1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels returned to generally being equal to or lower than the national average.

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A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.


Governmental contract and defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in military or defense appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

State Budget Considerations. The State of Missouri has experienced revenue declines as a result of the overall economic state of the country over the past several fiscal years. As a result of reduced tax receipts, the State was faced with a significant budgetary shortfall in the fiscal year ending June 30, 2004 which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects throughout the State, $900 million in spending cuts and the elimination of approximately 1,000 state jobs. In addition to those cuts, the Governor of the State withheld funding of approximately $250 million to the State Department of Higher Education and the State Department of Elementary and Secondary Education in order to ensure that expenditures would not exceed revenue receipts as mandated by the State's constitution. A significant portion of the withheld funds was able to be released following increased tax collections during fiscal year 2004. Through the first five months of fiscal year 2005, State revenue receipts have exceeded estimates and exceeded collections during the same months in fiscal year 2004. It is impossible to determine whether the increase in the State's revenue collection will continue or what impact on the economy of the State would occur if the State's actual collections are less than expected.


Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the

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general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix C to this SAI for information regarding "Risk Factors Affecting the New York Fund."

Risk Factors Affecting the Ohio Fund


As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer. Much of this information is as of January 3, 2005, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10, 847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.1% vs. 6.0%). In October 2004, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. Recent biennium ending GRF balances were:

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----------------------------------------
Biennium   Fund Balance    Cash Balance
----------------------------------------
 1992-93   $111,013,000   $  393,634,000
----------------------------------------
 1994-95    928,019,000    1,312,234,000
----------------------------------------
 1996-97    834,933,000    1,367,750,000
----------------------------------------
 1998-99    976,778,000    1,512,528,000
----------------------------------------
 2000-01    219,414,000      817,069,000
----------------------------------------
 2002-03     52,338,000      396,539,000
----------------------------------------

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.


The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.


The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991, that included appropriations for both years of the biennium for debt service and lease rental payments of State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund ("BSF") to the GRF. To address a projected fiscal year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that fiscal year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken. Steps to ensure positive biennium-ending GRF balances for fiscal year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000, and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,000,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network and $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund ("ITRF").

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund ("SITRF"). In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions (and the remainder

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from available GRF moneys. The reductions were implemented by OBM prior to March
1, 2001 by a 1% to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout the fiscal year 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources. Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes. The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

          . Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.
          . An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
          . Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including: The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and the exemptions for primary and secondary education and the adjutant general.

December 2001 legislation, the more significant aspects of which included:

     . Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).
     . Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.
     . Reducing appropriation-spending authorizations for the legislative and judicial branches.
     . Making certain tax-related changes (including accelerating the time for certain payments).


     . Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in fiscal year 2003.


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Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for, among other things:

     . Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.
     . $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).
     . Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.
     . Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345,000,000 in additionally authorized general obligation bonds.


     . Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination produced approximately $283,000,000 in fiscal year 2003.


     .    Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation were aimed at the future, rather than the current 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005. Several categories of fiscal year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year ending BSF balance was $427,904,000, with the entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

..    A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
..    Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).
..    A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

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..    An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.
..    A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.


The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January 2003, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.


The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.


Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)


The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for fiscal year 2004 are approximately 5.8% higher than the actual fiscal year 2003 expenditures (taking into account fiscal year 2003 expenditure reductions), and for fiscal year 2005 are approximately 3.5% higher than for fiscal year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal

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property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal years 2000 and 2001 or the amount that would have been distributed under the standard formula.


The GRF expenditure authorizations for the 2004-05 biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

     . A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.


     . Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
     . Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
     . Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
     . Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act ("UDITPA") for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.


The Act also authorizes and OBM plans to transfer into the GRF on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions have been and will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services ("ODHS", now "Ohio Department of Job and Family Services" or "ODJFS") former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the US Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a


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decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.


The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection or defend the State in war.) The Constitution provides that "Except the debts above
specified....no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to the present, Ohio voters have authorized the incurrence of State general obligation ("GO") debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.


A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. . Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years, Certificates of Participation ("COPs") have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continued to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the State are subject to biennial appropriations by the General Assembly with the lease to renew if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000


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for its direct loan program. Pursuant to a 2000 constitutional amendment, the
State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $30,740,289 in Fiscal Year 2006.


Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.


In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.


With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.


On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.


The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

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Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for fiscal year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

     . 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two fiscal years.
     . 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.
     .    1998-99 - $11.6 billion (18.3% over the previous biennium).
     .    2000-01 - $13.3 billion (15% over the previous biennium).
     . 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in fiscal year 2004 over 2003 and 2.2% in fiscal year 2005 over 2004 when compared to original State appropriations.


Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund ("LPEF"). The amount of lottery profits transferred to the LPEF totaled $655,036,000 in Fiscal Year 2001, $635,150,000 in fiscal year 2002, and $671,352,000 in fiscal year 2003, and $648,106,000 in Fiscal Year 2004. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.


In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school districts solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001, four districts received approximately $3,800,000 under a restructured solvency program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.


Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources. For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.


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At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property , without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to in the context of Ohio local government finance as the "ten-mill limitation").

Risk Factors Affecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Municipal Series (the "Oregon Fund"). It does not purport to be a complete description and is based in part on (1) the December 2004, Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (2) the November 16, 2004, Official Statement prepared for the issue of General Obligation Alternative Energy Bonds 2004 Series (Federally Taxable).


Oregon Economic Review and Forecast


Summary of Recent Trends. The third quarter initial estimate of job growth was an increase of 0.9%. This mild increase follows a strong job gain of 3.8% at an annual rate for the second quarter. Oregon may be experiencing the "soft patch" that is occurring at the national level. On a year-over-year ("Y/Y") basis, job growth in the third quarter is still relatively strong at 2.3%. As the year comes to an end, 2004 will be Oregon's first year of positive employment growth after three consecutive year of job losses.

Total private nonfarm employment increased by 0.9% in the third quarter. Overall, manufacturing had a mile decline because of job losses in food processing. All other sectors in manufacturing had job increases, with metals, machinery, computer and electronic products leading the way. In the service producing sectors, increases stretched across large employment sectors such as retail and wholesale trades, educational and health services, and leisure and hospitality. Job declines were recorded in transportation, warehousing, and utilities, information, and professional and business services. The government sector had a net increase in jobs due to employment gains in local government.

The most recent Blue Chip Job Growth rankings place Oregon 8th in the nation for Y/Y job growth. Between September 2003 and September 2004, jobs increased by 32,400 or 2.07%. A year ago, Oregon ranked 44th.






The forecast by the Office of Economic Analysis ("OEA") for third quarter annualized job growth was 2.4% compared to the reported minus 0.9%. Job growth was slightly negative in manufacturing and slightly positive in non-manufacturing sectors. Unless noted otherwise, all percentage rates discussed below reflect seasonally adjusted annualized rates of change for the third quarter of 2004.

Total private employment gained 3,000 jobs from the second quarter for a 0.9% increase. Manufacturing increased by 0.4% while private non-manufacturing declined by 1.3%. The government sector also had gains of 470 jobs for growth of 0.7%.

Manufacturing's decline in jobs was due to declines in nondurable goods. The food processing sector lost 2,200 jobs resulting in a 33.2% decline. On the other hand, the durable goods section increased jobs 5.8%. Metals and machinery grew 10.5%, a gain of 880 jobs. Computer and electronic products, which includes the semiconductor sector, gained 920 jobs for a growth rate of 9.4%. The high technology manufacturing sector has regained 1,600 jobs of more than 11,300 jobs lost during the recession.

Wood products employment rose by 60 jobs for a 0.8% increase. The Y/Y growth was 1.8%, the second quarter in a row for a positive yearly growth since the second quarter of 2000.

Non-durable manufacturing jobs decreased by 16.2%. Food and kindred jobs decreased by 33.2% for the quarter. Other non-durable goods, which include paper and allied products, also had job losses of 1.0%.

Within the private non-manufacturing sector, construction reversed its direction of gains over the last four quarters with a 2.6% loss of jobs. Financial activities increased jobs by 2.1%, leisure and hospitality grew 2.0%l, and retail trade employment rose by 1.0%. Educational and health services increased by 7.1% lead by a very strong 39.6% growth in educational services. During the second quarter, educational services declined by 28.7%, so this quarter's


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strong growth is more likely due to seasonal factors rather than underlying strength in this sector. Notable declines in employment were in the transportation, warehousing, and utilities sector, with a negative growth of 5.6%, and information jobs fell 2.9%.

Government sector employment increased 0.7%. Local government job gains were mainly responsible for the marginal rise in government employment. Local governments hired 2.8% more workers, and the Y/Y job growth is up 1.6%. State government jobs fell 2.7%. The federal government jobs were down 4.1%, probably a reflection of less fire fighting hiring during the critical summer months.

Short-Term Outlook

Overview. If the national economy has hit a "Soft Patch," then Oregon has hit the "Pine Tar." Job growth in Oregon has been disappointing the last three months, with September jobs actually falling (preliminary seasonally adjusted estimates). Newly released employment data revised for September shows job gains but October initially reports job losses. The most immediate worry is on the energy front. As oil surpasses $50 a barrel and natural gas prices push upward and spill over to higher electricity prices, both businesses and consumers find their budgets being squeezed. Add to this inventory buildups of components produced by high technology firms, and the pine tar can really get sticky. The fundamentals of the U.S. economy recovery are still in place. We do not know how long energy prices will stay high and uncertainties remain in the U.S. and international economies, be they real or imagined. In a matter of speaking, we are at code orange - very cautious.

OEA projects that code orange will change to code green, but the level of risks have been heightened since the last quarterly forecast. Although the third quarter was a very mild increase in jobs, we forecast 2.1% growth for the fourth quarter of this year. Job growth will come in under 2% for 2004 at 1.8%. Jobs will not reach their pre-recession level until mid 2005. Annual average job growth is forecasted to be 2.1% in 2005 and 1.8% in 2006.

Published forecasts other than OEA's project job gains and income growth. These published forecasts for 2004 are quite close as the year comes to end. OEA and Global Insight have the most pessimistic outlook for employment in 2005 and OEA has marginally the highest employment forecast for 2006. While Economy.com diverges the most for forecasting personal income, OEA's forecast is relatively low in 2004 and relatively higher for 2005 and 2006. OEA's forecast follows the direction of the Global Insight forecast but believes income growth is relatively stronger given the state's composition of labor and past historical trends of income growth. While OEA has higher income growth in the outer years, these growths are still below income growth rates experienced in the 1990's.

Manufacturing employment slightly declined in the third quarter, but the annual average for 2004 will still show an increase of 1.8%. The recovery will be mild compared to past recovery periods. Manufacturing is expected to grow by 1.1% in 2005 and 0.7% in 2006. Employment will still be below average job levels of 2000.

Wood products employment will increase 0.6% in 2004. Job losses will be less in the near horizon with declines of 1.6% in 2005 and larger declines of 4.6% in 2006.

The sector that contains semiconductors, computers and electronic products will show the first increase in three years with a marginal rise less than 0.1% in 2004. Jobs are expected to grow 1.3% in 2005 and 2.4% in 2006. OEA's forecast horizon goes out to 2011 and job levels still fail to reach the peak year of 2001.

Transportation equipment will increase by 8.4% in 2004. The strong job gains will slow to 2.5% in 2005 and relatively flat in 2006 with a gain of 0.1%.

Metal and machinery manufacturing will increase by 3.1% in 2004 following three years of jobs losses. Job gains should continue the next two years with increases of 4.3% in 2004 and 2.3% in 2006.

Private non-manufacturing jobs will increase 2.0% in 2004, 2.4% in 2005, and 2.1% in 2006.

Construction will have strong growth of 4.8% in 2004. This sector is expected to slow in 2005, with growth of 1.9%. Growth will be positive in 2006 at 2.6%.

Although retail trade job gains have been improving, the average job growth for 2004 will only be 0.8%. Wholesale trade job growth will be stronger in 2004 with an increase of 1.5%. Retail jobs will increase by 1.7% in 2005 and 1.9% in 2006. Wholesale trade will see annual job growth of 1.7% in 2005 and 1.5% in 2006.


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Professional and business services will seeing stronger growth after 2003. Job gains of 3.9% in 2004 will be followed by growths of 4.3% in 2005 and 3.7% in 2006. Health services have weathered the recession and jobs will grow 2.7% in 2004, 3.3% in 2005, and 2.7% in 2006.

Leisure and Hospitality is finally shaking off the recession and geopolitical concerns and is projected to grow by 2.6% in 2004, 2.8% in 2005, and 1.8% in 2006.

Total government employment is expected to mildly grow at 0.9% in 2004. The continued outlook is for higher growth rates of 1.2% in 2005 and 1.1% in 2006. State government will likely have budget shortfalls for several years. Job growth will bounce back from 2003 with job gains of 1.9% in 2004 followed by job growth of 0.4% in 2005 and 0.7% in 2006. Local government will fair better with job growth of 0.8% in 2004, 1.8% in 2005, and 1.5% in 2006.

Population growth is expected to be slightly higher than the US average, but much slower than the growth experienced in the mid-1990s. Slower but increasing growth will prevail over the next three years, with increases of 1.2% in 2004, and continued growth of 1.2% in 2005 and 2006.

Forecast Changes. OEA's December 2004 Oregon economic forecast calls for the economic recovery to continue through the next few years. The job gains follow the same path as its earlier forecast but are lower throughout. Personal income is similar in timing to OEA's earlier forecast but is also lowered overall.

OEA's December 2004 Oregon economic forecast reflects a lowering of both personal income and employment levels. The personal income decrease is the result of the Bureau of Economic Analysis ("BEA") revised state numbers that substantially lowered quarterly levels for 2003 and 2004. Part of the lowering is also due to lower reporting of transfer payments for 2004. The employment decrease is based on weaker performance of the Oregon economy in the third quarter of 2004 and lowered national forecasts. The softer 2004 produces a level shift in the outer year.

The forecast for total nonfarm jobs has been revised down 0.2 percentage points in 2004, 0.5 percentage points in 2005, and raised 0.6 percentage points in 2006. National economic growth has been slightly weaker than anticipated. Third quarter job growth in Oregon was also slower than anticipated. The recovery is still on track but has a "soft patch" in the middle.

The wood products sector for 2004 is 0.6 percentage points lower than the September 2004 forecast. Third quarter job gains were weaker than projected and the national forecast was lowered. The forecast is revised up 0.4 percentage points in 2005 and lowered 0.1 percentage points in 2006. These are minimal changes and the industry is expected to remain relatively flat through the forecast horizon.

The high technology sector forecast was increased 0.5 percentage points for 2004, reflecting stronger than expected third quarter numbers and an increased national forecast. The forecast was lowered 1.6 percentage points for for 2005 and 2006, based on recent reports of inventory buildups and lowered sales forecasts. This sector is expected to improve through 2006 but faces stiff world-wide competition and low-cost opportunities for offshore sourcing.

The information sector forecast is lowered 0.7 percentage points in 2004, 0.7 percentage points in 2005, and 0.5 percentage points in 2006. This sector is still lagging during the recovery with weaker third quarter numbers.

Construction forecasts are lowered by 0.8 percentage points in 2004, 1.6 percentage points in 2005 and2006. Even though rising mortgage rates will dampen residential housing, increases in jobs and incomes will mitigate this effect. The lower numbers for the third quarter cause a level shift down in the outer years.

Retail trade was lowered 0.1 percentage points in 2004, 0.3 percentage points in 2005, and 0.2 percentage points in 2006. Slightly lower third quarter numbers result in marginally lower forecast.

Personal Income Components. Personal income is forecast to grow by 5.1% in 2004, followed by growth of 5.8% in 2005 and 5.9% in 2006. Wage and salary income will grow 5.1% in 2004, 5.9% in 2005, and 5.8% in 2006.

Non-farm proprietors' income will grow 8.7% in 2004. Growth in this income component will slow to 6.7% in 2005 and 4.5% in 2006.


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Per capita income in Oregon will stay below the US average in 2004 through 2011.
With faster growth forecasted for the Oregon economy, per capita income will move towards the US average through 2007. But the relative strength of population growth will slightly pull down the per capita income measure for Oregon compared to the US average after 2007.

Goods-Producing Sectors. Although the record low mortgage rates have slowly climbed up from their lows, they are still near the lowest rates in 40 years. Earnings at lumber and wood firms have improved and stock prices have been bid up. The Random Lengths Composite Price (Random Lengths Publications, September
2004) for lumber was $432 per thousand feet, down from $473 in August but still higher than the $375 in September 2003. Mortgage rates have recently receded from their upward climb, but the outlook is continued slow rise and thus the housing market is expected to soften.





At the end of August, the U.S. - Canadian Binational Panel under NAFTA rejected the U.S. claim that Canadian softwood lumber imports were injurious to U.S. wood product firms. It is unclear at this point whether this change in trade policy will impact the present supply of lumber or its price. U.S. domestic production and Canadian imports are already at high levels. As the demand for lumber is expected to soften, the prices in this industry should also come down. The expected decline in demand also brings into question possible employment gains related to the Healthy Forest Act passed last year. Although the Balanced Timber Production Measure 34 did not pass, future initiatives could be placed on the ballot that would impact timber supply and employment. The employment outlook for wood products is a mild drop in jobs in 2005 with continued losses into 2006.

A year ago, the high technology industry was showing signs of strong growth. Semiconductor sales are now up 34.2% from year ago levels. Now signs are turning to a pause or possible slowdown for this sector. The semiconductor book-to-bill ratio dipped below 1.0 in September, the lowest level recorded since a year ago. Recent reports of building inventories and slowly reduced capacity utilization rates are pointing to a slowdown in the rapid growth of this past year. Job growth has only recently improved with solid increases in the second and third quarter of this year. The expectation is that the current scenario is leading to a longer, sustainable growth path for the high technology industry, rather than another slump similar to the recession period of early 2000's. Still, OEA does not discount that risks are higher today. One bright spot is the news for semiconductor startup, Ambric Inc., the Beaverton firm will be securing $10.4 million in venture financing. The high technology industry will still be a growth driver for the Oregon economy, but the job increases will be relatively mild compared to the employment gains of the 1990's.

The rising price of gasoline has yet to impact the transportation equipment sector. Demographics of retiring baby boomers appear to be a stronger positive than the negative impact of rising fuel costs. From Boeing third quarter earnings gains to RV manufacturing increased sales, this sector has seen steady growth through 2002 and into 2004. Country Coach in Junction City plans to hire between 150 and 175 workers by the end of the year. Aircraft Investor Resources, headquartered in Las Vegas, adds to the Bend area's firms that manufacture small airplanes. Recent heavy truck demand may be a result of businesses trying to beat the year-end expiration of the bonus deprecation treatment of taxes. The outlook is for a moderation in the strong growth of the last two years.

Metals and machinery manufacturing had strong second and third quarters this year. Alcan Cable in Roseburg is typical of many firms that have added employees in recent months. Still undecided is the new pipe plant to be built by Oregon Steel Mills with up to 200 employees. Overall, OEA expects this industry to follow the U.S. sector with mild growth returning in 2006.

Employment in food processing is forecast to decrease 0.2% in 2004 and 2.8% in 2005, and then increase 1.1% in 2006. Frito-Lay has closed an older plant in Beaverton laying off 134 workers. On the up side, Jana's Classics, a cookie manufacturer in Tualatin, will add a production line. The Port of Brookings Harbor will complete a new complex that will house a seafood processing plant. This industry continues to face increased competition and consolidation. As global markets recover, relief from export markets should protect this sector from further declines.





Construction employment is projected to increase in the fourth quarter, bringing the 2004 year growth to a strong 4.8%. Jobs are expected to increase by 1.9% in 2005 and increase 2.6% in 2006. With mortgage rates once again dipping below 6.0%, housing starts have remained strong. With expectations that the national recovery will pick up steam, mortgage rates are expected to rise. The Federal Reserve has presented a "slow as you go" stance in 2004, so any rise in rates from a stronger economy will be kept mild by this policy. Given the present strength of the housing market, there is little room for further acceleration.


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While the residential side may be slowing, the non-residential market is beginning to brighten The industrial and office sectors in Oregon appear to have turned the corner. Grubb & Ellis reports office vacancy rates in the Portland metro area dropped significantly in the third quarter of 2004 to 14.7% from 16.9% in the first quarter of this year. Net absorption rates have been positive since the second quarter of 2003 (net absorption rates measure the change in occupied space from one time period to the next). The industrial market appears to be lagging the office market but slowly recovering. Construction projects are taking place across the state mainly in the area of retail and small residential mixed-use developments. Public sector projects continue to rise, especially as the Oregon Department of Transportation ramps up bridge and road replacement and repairs. Construction is a volatile sector, but the outlook is positive as we head into 2005.

Service-Producing Sectors. Trade, transportation and utilities sector employment will mildly increase at the end of 2004 followed by 1.6% in 2005 and 1.8% in 2006. The Conference Board Consumer Confidence index fell for the third consecutive month in October. US Retail sales jumped 1.5% for the month of September but have been up and down the last six months. Rising debt levels and increased energy prices are squeezing household budgets. The federal tax cuts are also coming to an end. Greater uncertainty surrounds the ability of the stronger economy to lift personal income and provide a basis for continued personal consumption. Even with this scenario, retail establishments are adding capacity around the state. Retail expansions are especially concentrated in the Willamette Valley and central Oregon. The Keizer Station shopping center north of Salem will hold over 30 stores and employ close to 3,000.

The Port of Portland reduced employment by 50 workers as two container-shipping companies, Hyundai Merchant Marine and "K" Line America, have decided to stop service at the port. The remaining container-shipping company, Hanjin Shipping, announced that it will expand its service at the port. In the utility industry, the Trojan nuclear plant is in the final stages of decommission with the final 80 workers eventually cut over the next several years. There is no expectation of a change in employment at Portland General Electric in connection to the coming change of ownership from the Enron Corporation.

The information sector, which includes traditional publishers such as newspapers and publishers of software, is expected to follow the state economy. Lunar Logic, an educational software and web development company in Eugene, will consolidate and expand in the downtown area. PolyServe Inc., a software maker in Beaverton, has increased funding and will add 25 employees. This sector has been very slow to rebound with continued job losses in 2004. Mild growth will return at 1.5% in 2005 and marginal growth of 0.4% in 2006.

Interest rates have recently receded after climbing the first half of 2004. Mortgage applications and refinance activity have ticked up, but are still down from a year ago.

Continued low interest rates should assist the financial activities sector. Finance companies dealing exclusively in mortgages and refinancing will see their business slow as interest rates slowly climb in 2005. Small regional banks, such as Umpqua Bank, Bank of the Cascades, Bank of Lake Oswego, PacificWest Bank, Summit Bank, Century Bank, and West Coast Bank to name a few, are expanding with branch openings across the state. Consolidations will still be prevalent in this sector as interest rates are expected to rise and residential loan activity is reduced. Umpqua Bank is closing its wholesale lending department, Bank of America will cut 4,500 jobs nationwide, and Bank of Astoria has been sold to Columbia Banking System of Tacoma. The strengthening economy should help support the commercial side. Annual employment is expected to increase by 1.0% in 2005 and 0.6% in 2006.

Professional and business services are projected to finish 2004 with 3.9% growth. Call centers continue to dominate the news in this sector. Stream in Eugene has let go the last 100 employees while Sykes Enterprises in Milton-Freewater is closing, eliminating the 173 remaining employees. T -Mobile in Redmond continues to expand and plans to hire 265 additional workers over the next year. Comnet Marketing in Medford will hire an additional 26 employees. Job growth is projected at 4.3% in 2005 and 3.7% in 2006.

Education and health services will grow 1.8% in 2004, 3.6% in 2005, and 2.6% in 2006. Health service was one of the few sectors to add jobs through the recession. Construction and expansion of several hospitals are under way. Salem Hospital will construct a new medical building scheduled to open in summer of 2006. There are areas facing cost constraints and reduced patients. Kaiser Permanente has reduced management staff by 5% and Samaritan Lebanon Community Hospital has reduced its nursing staff.

Leisure and hospitality is projected to increase employment by 2.6% in 2004, 2.8% in 2005, and 1.8% in 2006. AAA Auto Club of Oregon surveys have not reported a decline in travel due to higher gasoline prices. As


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geopolitical risks appear to lessen along with a depreciated value of the dollar, tourism may see better days ahead, especially from foreign travelers. The Cannery Pier Hotel is under construction in Astoria and resort developments continue in central Oregon.

Growth in the government sector will increase by 0.9% in 2004. Tax revenues have improved following the recession, but expenditure growth is still putting pressure on budgets. The outlook for federal jobs is weak due to the winding down of military expenditures and future spending cutbacks related to the increased federal deficit. Local governments are slowly adding back teachers but levels are still below pre-recession numbers. The government sector is expected to increase jobs by 1.2% in 2005 and 1.1% in 2006. The possibility still exists for budget shortfalls that could easily change the job picture to one of job losses well into 2006.

Alternative Scenarios. The baseline forecast projects the most likely outcome for the Oregon economy. As with any forecast, other scenarios are possible. The economy could either under- or over perform relative to this baseline forecast. OEA broadly calls these forecasts the Optimistic and Pessimistic scenarios. While OEA attaches the highest probability to the baseline forecast, these other outcomes are within the realm of possibility. The alternative scenarios are derived from Global Insight's alternatives for the national economy.

Optimistic Scenario: The national economy performs better than anticipated. Three areas are responsible for the stronger growth: productivity strength, high foreign growth, and a stronger dollar. Productivity strength is helped along through continued growth of business spending on information technology and other capital upgrading. Businesses are in a better position to still reap profits without having to appreciatively raise prices. Along with an abatement of rising oil prices, inflation stays in check allowing the Federal Reserve to ease off the raising of interest rates. The stronger dollar also helps on the inflation front by keeping import prices relatively low and businesses in the U.S. from raising prices. World economies grow faster than anticipated and boost stronger exports even in the face of a stronger dollar. Relatively lower interest rates with a stronger economy keeps construction activity higher. These national trends are especially beneficial to growth in the Oregon economy. Manufacturing employment increases more rapidly compared to the baseline forecast. The non-manufacturing sector is pulled along with the expanding economy. Given that 2004 is almost over, most of the impact will be felt in 2005. The Oregon economy reaches its pre-recession employment highs by mid 2005. By the end of 2006, the Oregon economy has settled into a sustained growth period.

Pessimistic Scenario: The national economy under performs compared to the baseline forecast. The same three factors that influence the optimistic scenario are responsible for the weaker growth: productivity weaker, lower foreign growth, and a weaker dollar. Production capacity is tighter than measured and continued advances in technology make current idle capacity obsolete. Pressure is placed on prices to rise. Couple this situation with oil prices rising faster than baseline and a weaker dollar, inflation and interest rates rise sooner and faster than the baseline scenario. With foreign demand weaker, exports are also softer. Businesses react by slowing investments and consumers pull back spending. Both profits and the stock market soften in 2005. Oregon businesses follow suit and slow down hiring to reflect the slower economic activity. The scenario does not result in a recession. The recovery underway is put on hold through 2005. As Federal Reserve policies take hold, inflation should start to lessen and the economy lumbers along with full recovery not arriving until the end of 2006.

Forecast Risks. Most economists believe that the economic recovery is in place. Otherwise, the current "Soft Patch" would be called something else. The geopolitical arena along with $50 plus a barrel of oil is weighing on businesses and consumers. Gross Domestic Product (GDP) managed a more respectable 3.3% growth in the second quarter and a stronger advanced estimate of 3.7% growth for the third quarter. Personal consumption increased by 4.6% on an annualized basis.

With mortgage refinancing virtually over and energy prices eating away at household budgets, consumer spending stays up by driving the personal savings rate down to 0.4% of after-tax personal income in the third quarter. Businesses dislike uncertainty and the closeness of the presidential election race has been more troublesome than who actually won. Stronger signs for sustained economic growth will have to emerge before businesses will expand and hire. Then consumers can rely more on income gains for spending rather than their homes and savings accounts. Oregon will be pulled along with a stronger US economy. The question really relates to the risks of slower or stalled growth and thus very little relief to the unemployment situation in the state.

The major risks now facing the Oregon economy are:

..    Geopolitical risks. Although the combat phase of the war is over, uncertainty still surrounds the transition in Iraq, tensions with North Korea, and code orange security alerts all weigh heavily on businesses and


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     consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the US. The winding down of military expenses will not greatly impact Oregon. There is also an upside risk that transition issues are settled quickly and the stimulus to recovery is stronger than forecast.
..    Falling US Dollar. As the dollar depreciates against other foreign currencies, US exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the US dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the US dollar is most beneficial to the Oregon economy.
..    A further sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.
..    A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and interest rates begin to rise, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. Continued gains in personal income will be needed to keep consumer spending from falling.
..    Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen the past few months adding to production costs. Oil prices have crossed above $50 per barrel. Electricity prices related to natural gas powered turbine engines could also go up.
     Rate hikes have been in place since October 1, 2001.
..    Oregon Public Employees Retirement System (PERS) and possible state and local government budget shortfalls. Legislative reforms to PERS could be overturned in the courts. State and local governments may need to increase taxes, reduce services, and/or increase bond financing to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities leads to increased tax rates, this could lead to a substantial negative impact on Oregon's economy. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts.






..    Initiatives, referendums, and referrals. The ballot box brings a number of unknowns that could have wide-sweeping impacts on the Oregon economy.
     Issues facing timber land management, land use restrictions, and worker's compensation insurance fund could greatly influence both private and public sectors.
..    The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

The major upside opportunities now facing the Oregon economy are:

..    Sharp reduction of oil prices. Oil prices are being pushed above market equilibriums by disruptions stemming from political turmoil to extreme weather. Once these factors settle down and demand drops, oil prices could fall much further than currently anticipated.
..    Recovering business and consumer confidence. Uncertainty over the presidential election is over. The transition out of war in Iraq could accelerate. Rising confidence can help boost spending and hiring. Spillover effects to the stock market would reinforce the economic recovery.
..    Controlled growth of China and India. China and India may successfully manage their economies to be more stable and still strong. This should stabilize commodity price volatility while promoting Oregon exports.

The December 2004 forecast for the next few years is a balanced look at prospects for the future. It is OEA's "base scenario" or most likely outcome of the future. Nevertheless the risk factors described above can push economic activity stronger or weaker. At this point, OEA, similar to Global Insight, deems that the risks are not balanced; they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to the baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors would have been resolved, becoming part of the baseline assumptions.

Extended Outlook. The Oregon economy grew slower than the US economy in 1998 through 2003. This had not occurred since 1985. Between 2004 and 2011, the US economy is expected to have even slower growth than the slow growth expected in Oregon. Employment growth in Oregon will be much slower than in the mid-1990s.

The slower economic growth of 1998 through 2003 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. As the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Even though the Oregon economy is projected to grow faster than the nation after 2004, per capita income


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and average wages are still below the national average. Although the recent period of prosperity has raised these two measures, but they have yet to reach their previous peaks of 1978.

The key factors that will fuel the state's long-term growth are:

..    Recovery in the semiconductor industry: Increasing demand for computers and communications equipment, and a related increase in orders, will bring some relief to the excess capacity in the industry. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2005-2007 period.
..    Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon commodities, finished goods and capital goods. Oregon is well positioned for trade with Asian countries. Rising commodity prices will benefit agricultural and timber producers in the state.
..    Continued strength in domestic markets: Continued economic growth in
     California and other major domestic markets will fuel demand for Oregon products.
..    Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Oregon has other business cost advantages, such as lower workers' compensation rates and multi-modal transportation options compared to other states. Equally important is an educated work force that contributes to productivity. Equally important is an educated work force that contributes to productivity.
..    Environmental issues: Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.
..    Affordable housing: If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. Over the last five years, California, Washington and the nation as a whole have experienced rising housing costs compared to Oregon. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.
..    Biotechnology and Nanotechnology: These sectors are seen by many as the next growth industries. Portland and the state have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for the state. It is too early to tell if these are the next growth industries and the returns that they may bring.
..    Sustainable development: Centered in the Portland area, this movement in the building practices is spreading throughout the US. Uncertainty surrounds the number of new jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in
     Oregon.
..    Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Oregon Index of Leading Economic Indicators ("OILI"). Since November 2003, the Oregon Economic and Revenue Forecast report has included analysis based on the Oregon Index of Leading Economic Indicators ("OILI"). The OILI applies the Conference Board's methodology for the US National Leading Index to Oregon-specific components. The OEA anticipates potential changes in these index components over time as Oregon's economy evolves and new and better predictors of economic activity emerge. While it does not measure the magnitude of this economic activity, the Index can identify the direction of future trends. The OILI is therefore a useful supplement to Oregon's economic forecast.

The OILI contains ten components related to business decisions and conditions that tend to trigger an expansion or contraction: (1) national Semiconductor Book-to-Bill Ratio, (2) Oregon residential building permits, (3) Institute for Supply Management's ("ISM") national index, (4) interest rate spread (10-year treasury bond less Federal Funds Rate), (5) the University of Michigan (UM) Consumer Sentiment Index, (6) total withholding for Oregon employees, (7) the Federal Reserve Bank of Atlanta Dollar Index (Pacific Excluding Japan), (8) Oregon new business incorporations, (9) Oregonian help wanted index and (10) Oregon unemployment initial claims.

The OILI uses component data from January 1995 to September 2004, and Oregon nonfarm employment data for the same period is used as a proxy for general economic activity. According to the nonfarm data, the Oregon economy experienced two downturns over the index period: one occurred from mid-2001 to mid-2002, and the second occurred in late 2002 and continued through the end of August. While a "double-dip" recession has not been officially recognized, the second period of Oregon employment contraction late in 2002 is consistent with the jobless recovery observed nationally. Measured against these employment trends, OILI provides four signals in all: OILI signals the first Oregon recession with a considerable ten-month lead and gives a three-


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month leading signal on the second recession. The remaining two signals, one in
1995 and a second in 1998, give false indications of economic change that possibly reflect an unusual influence on individual components. The 1995 signal, for example, occurs at the start of the data set where outlying numbers are likely, and the 1998 signal roughly corresponds with the Asian Financial Crisis
- not altogether an unexpected error given Oregon's ties to eastern trading partners.





The primary factors driving August's positive signal were the number of building permits and unemployment insurance claims, with additional contributions provided by consumer sentiment, new incorporations, and withholding. Major contrary signals occurred in the semiconductor book-to-bill ration, the ISM's purchasing manager's index, the dollar index, the interest rate spread, and the help wanted ads components of the index.

In September, eight of the ten components experienced negative growth. The primary negative contributors to the decrease were the number of building permits, the purchasing manager's index, and the interest rate spread. The major offsetting component was unemployment insurance claims which have been decreasing since June 2004.

According to OILI, the growth of the Oregon economy has been slowing down since May 2004. OILI has predicted almost no growth over the past several months as it fluctuates between positive and negative values. Many economists described this slow down as the Oregon economy going through a soft patch. The combined effects of the decline in consumer sentiment, the purchasing manager index, and the interest rate spread have attributed to Oregon's uncertain business and economic outlook.

Revenue Forecast

2003-05 General Fund Revenues. OEA's latest forecast for General Fund revenues equals $10,198.9 million, a decline of $12.6 million from the September 2004 forecast. As described in detail below, projections for most major sources of revenue have been revised. Including $113.5 million in funds carried over from the prior biennium, total General Fund resources amount to $10,312.4 million. The new resource figure is $483.2 million lower than the 2003 Close of Session forecast.





During the 2001-03 biennium, declining revenues resulted in a significant cash flow shortage. The 2001 Legislature approved the sale of Tax Anticipation Notes ("TANS") to maintain positive cash balances throughout the remainder of the biennium. TANS were paid off prior to the end of the biennium and did not factor into balancing the 2001-03 budget. However, the interest expense on the TANS was not reflected in previous General Fund forecasts.

Including the $16.4 million in TANS interest, the 2001-03 ending balance, and thus the 2003-05 beginning balance, is $113.5 million. In addition, $17.8 million in interest will be paid in the current biennium for two TANS issuances. The total result is a $34.2 million decrease in net resources for the 2003-05 biennium. Including TANS interest payments and the decrease in anticipated revenues, the projected ending balance for 2003-05 is $90.6 million, a decline of $46.7 million from the September forecast.

Personal Income Tax. Personal income tax collections totaled $990.8 million for the first quarter of fiscal year 2005, $16.2 million above the September forecast. Withholding exceeded expectations by $12.1 million. Through nine months of tax year 2004, withholding is up 6.8% compared to the same period for tax year 2003, growth that is in all likelihood due to a combination of increases in employment, average hours worked per employee, and average wage rates.

At $159.2 million, estimated payments fell $3.6 million short of the September forecast. However, payments were still up 9.7% from the first quarter of fiscal year 2004. With the four-month extension deadline coming on August 15, the July-September quarter characteristically sees a modest amount of final payment and refund activity. Final payments exceeded forecast by $4.7 million, while refunds fell short by $2.9. Similar activity is expected in the 2nd quarter with the final six-month extension deadline occurring on October 15.

Personal income tax receipts are expected to total $8,816.0 million for the 2003-05 biennium, a $11.5 million reduction from the prior forecast. Weak October withholding, combined with lower personal income projections, led to a slight decrease in estimated personal income tax liability for tax year 2004. Additionally, preliminary 2003 tax return information indicates that income and tax liability growth may have been slightly lower for tax year 2003 than previously thought. This lowers the base upon which subsequent years' growth figures are computed.

Corporate Income Tax. Corporate income tax collections totaled $90.1 million for the quarter, $18.9 million above the September estimates. The surge in Corporate receipts is particularly surprising given that the forecast was raised


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significantly for the September 2004 publication. Advanced payments equaled
$92.1 million and beat the forecast by $4.9 million. Payments were only slightly higher than the prior year's figure. Growth in corporate tax liability is expected to be negligible in the coming years due to a number of tax law changes, including changes to the income apportionment formula that eliminate property and payroll and focus on sales made in Oregon.

Payment and refund activity are usually quite low in this quarter. Final payments accounted for most of the surplus, beating the $4.5 million forecast by $12.0 million. Refunds were only $1.9 million below forecast.

The forecast for corporate income tax collections in 2003-05 equals $583.0 million, a decline of $24.8 million from the prior forecast. The decrease is solely due to unanticipated refunds resulting from amended returns for tax years prior to 2002. Aside from these outlays, the outlook for corporate income tax is slightly higher than in the previous forecast, primarily due to aforementioned surplus receipts in the first fiscal quarter of 2005. In the September 2004 forecast, OEA projected a $68.1 million corporate kicker refund for 2003-05. Given the decline in the revenue forecast, the anticipated kicker surplus is now $43.3 million.

Non-Income Tax Revenues. Expected revenues from all other sources total $799.8 million, $23.8 million above the September forecast. The most significant revision occurred in criminal fines and assessments, with additional positive changes to inheritance taxes, corporate filing fees, liquor taxes, interest earnings, and miscellaneous fines and forfeits. Negative adjustments can be seen in cigarette and other tobacco taxes, state court fees, and securities and brokerage filing fees.

The revenue forecast represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Actual revenues are fairly likely to fall within 2.0% of the forecast produced at this point in the biennium, and are highly likely to deviate no more than 4.0%.

2005-07 General Fund Revenues. On December 1, 2004, the Governor will release his recommended budget for the 2005-07 biennium. Available resources will be based on the revenue forecast presented herein. For the biennium, General Fund revenues will total $11,068.2 million, an increase of 8.5% from the current biennial level. Including the projected beginning balance carried forward from the 2003-05 biennium, total resources amount to $11,158.8 million.

Personal income tax collections equal $9,952.7 million for 2005-07, 12.9% above the 2003-05 biennium. Modest wage and salary income growth will hold personal income tax gains below the rates experienced in the 1980s and 1990s. In addition, increasing allowances for federal tax deductions, from $3,000 for joint filers in 2001 to $5,500 in 2007, produce lower liability levels than would otherwise been the case.

Corporate income tax collections are expected to decline 21.6% to $456.8 million. Receipts surged during the 2003-05 biennium due to a rebound in business investment spending, prompted in part by temporary bonus depreciation allowances that sunset in January 2005. OEA expects business investment spending to soften in 2005, a mild echo of the 2001 bust, followed by more moderate growth thereafter. In addition, recent federal legislation is expected to reduce corporate taxable income, and thus Oregon tax liability. Collections are also reduced by $43.3 million in tax credits related to the projected corporate kicker refund for the current biennium.

Finally, revenues from all other sources will equal $658.7 million, a decline of 17.6%. General Fund revenues in 2003-05 included $142.9 million in one-time transfers instituted by the 2003 Legislature. While the 2005 Legislature might take similar steps to produce additional resources, these funds would not be reflected in OEA's forecast until they were enacted into law. Nearly all routine sources of non-income tax revenue, including inheritance, cigarette, and liquor taxes, are expected to increase relative to their current biennial levels. Extended Revenue Outlook Beyond the 2005-07 biennium, General Fund revenues are expected to mirror historical growth patterns, albeit slightly slower than the high-tech fueled peaks of the late 1980s and 1990s. For the 2007-09 biennium, revenues will total $12,543.4 million, a 13.3% increase relative to 2005-07. Personal income tax will account for $11,295.0 million, while corporate tax will increase 21.9% to $556.8 million. All other revenues exhibit a modest 5.0% gain to $691.5 million.

Revenue growth will slow slightly to 12.0%, with collections totaling $14,047.6 million. Personal income taxes amount to $12,773.4, an increase of 13.1%. Corporate income tax receipts remain essentially flat at $555.1 million, while all other revenues will rise 4.0% to $719.2 million.


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Tax Law Assumptions. The revenue forecast is based on existing law, including actions signed into law during the 2003 Oregon Legislative Session and more recent federal legislation. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which tax law changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. Given the focus on taxable income and liability in the personal and corporate income tax models, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues. Therefore, this eighteen-month window is suitable for all but the most technical purposes. Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation's fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the state fiscal year that begins July 1 of that year, i.e. the corporate tax impact for tax year 2003 will be realized primarily in state fiscal year 2003-04.

Forecast Risks. The revenue forecast constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches, as well as regularly consulting with experts from the economics, financial, and accounting communities. The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

..    For the current biennium, only a substantial departure from the current short term economic outlook would produce a sizable change in expected General Fund revenues. In a stable growth environment, it is unlikely that individual taxpayers will find themselves over or underpaid on tax year 2004 relative to historical norms. The current forecast assumes that refunds will outweigh payments during the 2004 tax filing season, as they have since the 2001 tax year. In addition, corporate tax liability is expected to decline in 2005. However, with a slim $90.6 million cushion, a deficit situation is still well within the realm of possibility.
..    This forecast assumes that business investments slow in the wake of the
     January 2005 expiration of bonus depreciation allowances. The degree of slowing poses a considerable risk for Oregon's economy in that Oregon is inordinately reliant on durable goods manufacturing, which includes capital equipment purchased by other businesses. It is also hard to predict how other sectors of the economy would respond to a significant easing in the business investment cycle. Should factors conspire to produce a downturn in Oregon's economy, a moderate replay of the 2001-03 revenue decline is possible.
..    The future of capital gains income remains highly uncertain. Equity prices are quite volatile, and the realization of potential gains depends on behavioral factors that often defy prediction. The sharp drop in stock values that transpired between 2000 and 2002 generated considerable losses, although it is difficult to gauge exactly how much loss taking actually took place. To the extent that taxpayers continue to have losses to carry forward, net capital gains income will fail to reflect recent and anticipated future growth in stock values. On the other hand, should losses be exhausted faster than presumed in this forecast, capital gains income could exceed projected levels by a substantial amount.
..    Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low for the coming years, contributing to slower expected revenue growth than that experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.






Lottery Revenue Forecast. Projected earnings from Lottery games will equal $772.0 million for the 2003-05 biennium, an increase of $4.5 million from the prior forecast. Total available resources, which include beginning balance, interest, and reverted funds, amount to $784.3 million.





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In light of Video's continued strong growth, well above expectations, the model for Video sales has been revised to include consumer expenditures as a predictor for future growth. The result is that long-term Video sales growth equals 5.0%, in contrast to previous forecasts of around 4.0%. Through the first thirteen weeks of the current fiscal year, sales are up 5.6%. Projected 2003-05 earnings on Video Poker are $2.8 million higher than the prior forecast.

On November 15, the highest Megabucks jackpot in the history of the game, $30.0 million, was hit. The associated run of draws produced weekly sales rates well in excess of the long run average. The net impact on earnings for the current fiscal year was just over a million dollars. Conversely, sales for the Scoreboard product have been well below initial projections, motivating a substantial reduction in expected weekly sales rates in the future. Overall, anticipated earnings on traditional games for the current biennium are $1.4 million above the September forecast.

Increased earnings have a modest impact on anticipated distributions to dedicated programs. The Education Stability Fund ("ESF") will receive a projected $139.0 million for the biennium, $18.2 higher than the 2003 Close of Session estimate. The increase is sufficient to cover budgeted expenditures for this fund. Distributions for parks and natural resources and gambling addiction are also slightly above the September forecast. Due to the reduction in expected Scoreboard earnings, the projected distribution for higher education has decreased approximately half a million dollars from the prior forecast. The projected ending balance in the Economic Development Fund ("EDF") is $65.5 million, just $1.5 million below the unfunded expenditure authority granted for these resources per the 2003-05 Legislatively Adopted Budget.

Earnings and resources will total $813.9 million and $815.9 million, respectively, for the 2005-07 biennium. Growth is attributable to rising Video Poker sales as sales for traditional games are expected to remain flat throughout the forecast horizon. In 2007-09, earnings will reach $885.4 million while resources increase to $887.9 million. Finally, earnings will rise to $959.3 million in 2009-11, with corresponding resources of $962.3 million.



Litigation - Individual Claims Against the State of Oregon Exceeding $50 Million






American Trucking v. Oregon Department of Transportation. The American Trucking Association, Inc., CRST. Inc. and USF Reddaway, Inc. (the "Plaintiffs") have filed a complaint against the Oregon Department of Transportation alleging that the State's Weight-Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, trucks that weigh over 26,000 pounds generally pay a tax based on the amount of weight they haul and the distance they travel in Oregon. Part of the remedy sought by the Plaintiffs is a refund of taxes paid since January 1, 2000.

It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. In April 2004, the Oregon Court of Appeals held that the flat fee option violates the commerce clause of the US Constitution. The State intends to continue to vigorously defend the weight-mile tax structure and has petitioned the Oregon Supreme Court to review the decision of the Court of Appeals. The Supreme Court has not yet accepted or denied review.

If the tax is finally determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial. If the plaintiffs prevail on appeal, the Department of Transportation estimates the maximum worst-case refund liability for 2000 through May 2004 to be approximately $164 million. The Department of Transportation further estimates that the maximum refund liability for any years after 2004 would not exceed $15 million per year. The State, however, believes it has strong arguments to avoid potential liability to the General Fund. Under current law, any refund amount may be payable from the State's General Fund under the State's general tax refund statutes. The Legislative Assembly, however, may determine in the future from what source a refund, if any, would be paid.

Challenge to Amount of "Kicker" Refunded to Taxpayers; Bobo v. State. Oregon law requires the State to return excess revenues to taxpayers, popularly known as the "kicker," if the actual State revenues for a biennium exceed the projected revenues for that biennium by 2% or more. The actual revenues for the 1999-2001 biennium exceeded the projected revenues by almost 4%. The estimated revenues originally calculated by the State's Department of Administrative Services, pursuant to the "kicker" statute, equaled approximately $9 billion. The amount included moneys received by the State under the federal Medicaid program. Subsequent to the original revenue estimate, the Legislative Assembly passed a bill in the 2001 legislative session that segregated the Medicaid moneys from the other General Fund revenues used to calculate the amount of refund, if any, due under the "kicker" law. The effect of the bill was to reduce the amount of revenues used to calculate the refund by approximately $113 million.


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A group of Oregon taxpayers has filed an action requesting the court to declare that the statute segregating the Medicaid moneys from the other moneys used to calculate the "kicker" refund is unconstitutional or, alternatively, that the revenue calculation required under the "kicker" law must include the Medicaid moneys. The State's motion for summary judgment was granted by the court, which ruled that the challenged bill was not a revenue-raising bill, and was properly implemented by the State. The plaintiffs appealed the court's decision. In April 2004, the Oregon Court of Appeals held that under the "kicker" statute, the Medicaid moneys should have been treated as revenues received by the General Fund and used in the "kicker" calculation. The Supreme Court has accepted the State's appeal of the Court of Appeals' decision. Oral argument in the matter is scheduled for January, 2005.

If the taxpayers prevail, the State may be required to refund approximately $113 million to Oregon taxpayers, in addition to the approximately $250 million that was refunded in 2001.



Tobacco Cases.



Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement (the "MSA") involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. The tobacco manufacturers are current on all payments required under the MSA.

Separate tort actions were filed in the state circuit court against Philip Morris, Inc. on behalf of two decedents claiming their deaths from tobacco related causes were due to the actions of Philip Morris, Inc. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State of Oregon is entitled to 60% of all punitive damages awards. The constitutionality of that statute was recently considered and upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals held again that the original punitive damages award of $80 million was correct. The State expects Philip Morris to appeal the decision to the Oregon Supreme Court. An appeal of the damages award in Schwarz is still pending in the Oregon Court of Appeals. The Schwarz case was argued before the court on September 20, 2004.

Philip Morris notified the State that, if it must pay punitive damages, and if part of the award is payable to the State of Oregon, that it intends to treat any such payment to the State of Oregon as a release of, or an offset against, moneys payable to the State under the Master Settlement Agreement. If the company's appeals are denied in Schwarz, Oregon may receive approximately $60 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award. The State would receive corresponding less under the MSA. The State disagrees with the company's position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris has been assigned to a judge in Multnomah County Circuit Court. The court, however, has reinstated a stay on the case pending a final decision in the Schwarz and Williams cases.

Cases Challenging Expenditure Reductions. A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-2005 biennia from taking effect. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $327 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult in the litigation to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State" General Fund.


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Challenges to PERS Changes



Robertson v. Kulongoski et al.; Evans v. City of Grants Pass, et al. State of Oregon; Strunk v. Public Employees Retirement Board, et al. Several lawsuits have been filed in the Oregon Supreme Court and in the federal district court in Oregon seeking to have changes that were enacted to the Public Employees' Retirement System ("PERS") enjoined and/or declared a breach of contract, an unconstitutional impairment of contract or an unconstitutional taking of property. Plaintiffs contend that the changes to PERS will result in reductions to the retirement benefits paid to PERS members. House Bills 2001, 2003 and 2004 were enacted in the 2003 legislative session. Among other things, the bills provided that employee contributions to the system would be placed in transitional accounts that were not credited to PERS members' individual account balances, and that members will receive an assumed interest rate of 8% on their accounts over the length of their service; eliminated a requirement that employers make up any deficits in a gain/loss reserve account; eliminated cost of living adjustments for current retirees until certain conditions were met; modified a member's ability to invest in a variable account; and changed the actuarial tables upon which life expectancies and benefits were based. A district court judge in the federal case held the legislative changes to PERS do not violate the federal constitution. The State anticipates the plaintiffs will appeal that decision. The State intends to continue to vigorously defend the suits challenging the enactments of the 2003 Legislative Assembly and has hired private counsel to handle the defense of the PERS challenges. The Oregon Supreme Court heard oral arguments on the legislative changes in July 2004.

The 2003 PERS legislation also provided a statutory remedy to the results of a decision in a prior case, City of Eugene v. State of Oregon, which was brought on behalf of certain local government public employers challenging previous actions by the Public Employees Retirement Board ("PERB"), in the event that decision is upheld on appeal. In that case, the trial court ruled that PERB had incorrectly calculated certain employer contribution rates, abused its discretion in distributing 1999 earnings to member accounts, misinterpreted certain governing statutes and did not properly fund reserves, all of which led to some retirees' receiving benefits in excess of what they should have received. House Bill 2003 provides that cost of living increases will not be paid to retirees until any erroneous benefit payments are made up. The bill also provides that any amounts erroneously paid are administrative expenses that may be charged to future earnings of non-retired members' accounts. The City of Eugene case has been appealed to the Oregon Supreme Court. Some of the parties to the City of Eugene litigation have agreed to settle the case. The settlement reduces earnings credited to accounts in 1999, impacts some employer accounts and contribution rates, and provides for payment of the plaintiffs' attorney fees. The impact of the settlement on the other pending PERS litigation is uncertain.

Pro Se Cases. There are also a number of pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.



Recent Developments



2003 Legislative Session. The Legislative Assembly convened its 72nd regular session on January 13, 2003. The Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium. The legislature passed two interim spending measures allowing state agencies to continue operating after July 1, 2003, without approved budgets for the 2003-2005 biennium, by spending at levels authorized at the end of the previous biennium.

For the 2003-2005 biennium, the Legislative Assembly prioritized and allocated State spending among an overall budget of approximately $11.5 billion of anticipated General Fund and Lottery revenues. The final budget provides for approximately $5.2 billion to be spent on K-12 public education, $2.5 billion on human services, $1.25 billion on public safety (excluding judicial), $687 million on higher education, $423 million to community colleges and $351 million on other education.

As part of the budget balancing process, the Legislative Assembly passed a combination of revenue raising measures to bridge the $1.11 billion gap between tax and other revenues projected to be approximately $10.4 billion in the May 2003 revenue forecast and the $11.5 billion total budgeted amount. A group of citizens, however, filed sufficient petitions with the Secretary of State to place some of the income and corporate tax increases enacted by the Legislative Assembly on the February 3, 2004 ballot for voter approval as Measure 30. The voters rejected the Measure 30 tax increases. Accordingly, approximately $780 million of the tax increases adopted by the Legislative Assembly did not go into effect. In addition, approximately $541.8 million in expenditure reductions, previously


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determined by the Legislative Assembly in its regular session, began to take effect on May 1, 2004. Included in those disappropriations are cuts of approximately $299 million to K-12 and higher education and community colleges, $188 million to various human services programs and $58 million to various public safety agencies and programs.

The Legislative Assembly enacted significant changes to the Public Employees Retirement System during its regular session. The legislature anticipated that without revisions to the current system the calculation of unfunded pension benefit obligations of the Oregon Public Employees Retirement System would be significantly higher than the most recently published calculation as of December 31, 2001. Because of the changes enacted to the retirement system, the Legislative Assembly assumed savings of approximately $263.7 million in employer contribution costs over the 2003-2005 biennium in developing its budget for the biennium. The legislature's revisions to the retirement system, however, have been challenged in legal proceedings filed by several unions representing public employees in Oregon. See Litigation - Challenges to PERS Changes.

The Legislative Assembly approved the issuance of approximately $896.7 million in general obligation bonds (excluding pension obligation bonds discussed below) for the 2003-2005 biennium; $3.2 billion in direct revenue bonds, $900.0 million in conduit revenue bonds and $211.9 million in certificates of participation and other financing agreements.

The Legislative Assembly also authorized, and the voters subsequently approved, the issuance of agreements or general obligation bonds to finance all or a portion of the state's portion of the unfunded liability of the Public Employees' Retirement System. In developing the 2003-05 biennium budget, the Legislative Assembly assumed savings of approximately $34 million to the General Fund based on reduced employer contributions as the result of paying the state's unfunded liability portion. The State issued approximately $2 billion of general obligation pension bonds in October 2003.

Revenue Forecasts and Special Sessions. The Legislative Assembly is required by the Oregon Constitution to balance the State's general fund budget. The Office of Economic Analysis of the Department of Administrative Services produces a forecast of projected revenues for the biennium each January, March, June and September. In years when the Legislative Assembly is in session, the June forecast is published on May 15 so that it may be used by the legislature to develop a budget for the next biennium. If, over the course of a biennium the forecasted revenues decrease significantly, the Legislative Assembly may meet in special session to balance the budget, or the Governor may direct that expenditures be reduced.

Based upon previous revenue forecasts, the budget reductions that began May 1, 2004, due to the defeat of Measure 30 were expected to leave a projected revenue shortfall for the biennium of approximately $235 million. The September 2004 revenue forecast, however, projected State General Fund revenues to be received during the 2003-2005 biennium to be $10,211.5 million, a $28.2 million increase from the June 2004 forecast. The September 2004 revenue forecast projected total Lottery revenues available for use in the 2003-2005 biennium to equal $767 million, a $10 million increase over the June 2004 forecast. When these projected amounts are added to interest earnings and moneys that were carried over from the 2001-2003 biennium, the State currently anticipates that the total projected resources available to meet General Fund expenditures in the 2003-2005 biennium will be approximately $10,431 million. While the amount of projected resources may increase or decrease based on future revenue forecasts, currently the amount of projected resources exceeds the budgeted expenditures for the 2003-2005 biennium, leaving a currently projected ending fund balance of $137 million. The General Fund budget is balanced, therefore, and additional action from the Legislative Assembly or the Governor currently is not required to meet the constitutional requirement for a balanced biennial budget.





Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.


Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Article X, Section 7(c) requires that the General Assembly prescribe by law a spending limitation on appropriations


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for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to three percent (3%) of the general fund revenue of the last completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the three percent (3%) requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to two percent (2%) of the general fund revenue of the last completed fiscal year. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 of the current fiscal year project that revenues for such fiscal year will be less than expenditures authorized by appropriation for such fiscal year, then such fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that such Fiscal Year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to such fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the South Carolina Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year-end deficit.

Actions taken by the Budget and Control Board in the fiscal years 2001, 2002 and 2003 reflect the required process of monitoring revenues and making adjustments in the event of projected revenue shortfalls. The revenue estimate for the State's General Fund at the beginning of fiscal year 2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2001 by $96.4 million to $5,220.5 million. In response, the Budget and Control Board at its November 21, 2000 meeting, sequestered the State's Capital Reserve Fund of $98,610,931 as required by the South Carolina Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million.


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Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for fiscal year 2001 because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The required General Reserve Fund balance at the beginning of fiscal year 2001 was $145.4 million and was increased during fiscal year 2001 by $2.5 million. The $87.4 million withdrawal at the end of fiscal year 2001, however, left the General Reserve Fund balance at $60.5 million. The South Carolina Constitution requires that the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's General Fund revenues for the latest completed fiscal year.

The State continued to experience budgetary difficulties in fiscal year 2002. On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2002 General Fund Revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors' report, the Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; implementation of an across-the-board reduction of General Fund appropriations of four percent (4%), except where prohibited by proviso; and approval of a reduction of the Local Government Fund to the level of fiscal year 2001 allocations. On March 21, 2002, the Board of Economic Advisers further reduced its fiscal year 2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 26, 2002 meeting, took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of the General Fund appropriations of 2.52%, except where prohibited by statutory proviso. Other action resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002, the State's General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund's full funding amount for fiscal year 2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board, at its September 17, 2002 meeting, took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of General Fund appropriations of 4.5% and sequestration of an additional 0.5% of General Fund appropriations. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board, at its February 11, 2003 meeting, took action to impose an additional across-the-board General Fund appropriations reduction of 3.73%, except where prohibited by statutory proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2002, and after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board, at its August 20, 2003 meeting, took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by statutory proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review


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circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.


In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of the fiscal year, funds will be needed to balance the General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the General Fund, the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year.

No such borrowing was effected in closing fiscal year 2002. The State Budget and Control Board, however, took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003 deficit. The borrowing was paid in full on December 1, 2003 using funds sequestered in August, 2003 as described above.


In addition, during the 2004 session of the General Assembly, legislation was introduced to enact the "Fiscal Discipline Plan of 2004" (the "Fiscal Plan"), which (i) clarifies actions necessary for the State Budget and Control Board to cover an operating deficit; (ii) provides for the repayment of the accumulated State operating deficit; (iii) limits general fund appropriations growth to three percent in fiscal years 2004 through 2009; (iv) designates the use of surplus revenues; and (v) designates required transfers to the General Reserve fund as recurring general fund appropriations.

The Fiscal Plan provides that upon the close of a fiscal year, the State's Comptroller General must account for general fund revenues and expenditures from a budgetary-based approach no later than August 31 succeeding the end of the fiscal year. If expenditures exceed revenues and an operating deficit is determined, this information must be reported to the State Budget and Control Board before September 1, and the matter of the operating deficit must be placed as the first item on the agenda of the first meeting of the State Budget and Control Board following the closing of the books for the fiscal year. The Fiscal Plan includes similar provisions to existing law by authorizing interfund borrowing to restore balance to the budgetary general fund and directing that the State Treasurer transfer the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year.

The Fiscal Plan further provides for partial resolution of the fiscal year 2002 operating deficit by directing the State Treasurer to transfer up to $50 million of fiscal year 2004 General Reserve Fund revenue prior to the close of the State's books for fiscal year 2004. The legislation expresses the intent of the General Assembly to resolve any remaining accumulated operating deficit for fiscal year 2002 by designating $50 million per year, if so much is necessary, as the first priority of appropriation of Capital Reserve Fund revenues, provided that revenues in the Capital Reserve Fund for fiscal years 2005 and 2006 are available for appropriation by the General Assembly.

Moreover, for the period 2004 through 2009, to the extent that surplus general fund revenue is realized while the fiscal year 2002 accumulated operating deficit remains unresolved, the State Treasurer is directed to transfer as much of the surplus as is necessary to eliminate the deficit. If any surplus remains after full resolution of the accumulated deficit, the remaining surplus must be applied to restore amounts previously withdrawn from the General Reserve Fund. Upon resolution of the 2002 accumulated deficit and restoration of the General Reserve Fund to its full funding requirement, any remaining surplus general fund revenue would be deemed Capital Reserve Fund revenues and made available for appropriation in accordance with existing law.

In addition to other applicable limitations on general fund appropriations under existing law, the Fiscal Plan restricts any increase in total general fund appropriations (excluding nonrecurring amounts) for a given fiscal year during the period 2005 through 2009 to an amount not exceeding three percent of general fund appropriations made in the immediately preceding fiscal year.

Finally, the Fiscal Plan provides that, for fiscal years 2005 through 2009, amounts required to be transferred to the General Reserve Fund, including amounts necessary to restore previously withdrawn amounts, are deemed to be recurring general fund appropriations with the exception that this budgetary treatment does not affect the calculations of spending formulas based on a percentage of general fund revenues.

The Fiscal Plan was ratified as R.384 on June 3, 2004, and became law on June 14, 2004.


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During fiscal year 2004, the State encountered more positive economic results, and as a result completely eliminated the accumulated $177 million deficit as described above, representing a $155 million deficit for fiscal year 2002 and a $22 million deficit for fiscal year 2003. Additionally, the State's General Reserve Fund, which had been exhausted as of June 30, 2003, was restored to a balance of $75.2 million. At that time, the General Reserve Fund was required to be funded at a level of approximately $150 million by the South Carolina Constitution. In addition, the Capital Reserve Fund, which also had been exhausted as of June 30, 2003, was restored to a balance of $99.4 million.






The General Fund Financial Statements for the State for fiscal year 2004 were made available as of December 10, 2004. These financial statements, together with the State of South Carolina Annual Financial Report for the fiscal year ended June 30, 2004, may be found at www.cg.state.sc.us.

Under Article X of the South Carolina Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X Section 13(6)(c) of the South Carolina Constitution limits the issuance of general obligation debt of the State such that maximum annual debt service on all general obligation bonds of the State (excluding highway bonds, state institution bonds, tax anticipation notes and bond anticipation notes) must not exceed five percent (5%) of the general revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for state highway bonds and state institution bonds). Article X, (S)13(6)(c) of the South Carolina Constitution further provides that the percentage rate of general revenues of the State by which general obligation bond debt service is limited may be reduced to not less than four percent (4%) or increased to not more than seven percent (7%) by legislative enactment passed by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives.

Pursuant to Act No. 254 of the Acts and Joint Resolutions of the General Assembly of 2002, effective May 15, 2002 (now codified at Sections 11-41-10 et seq. of the South Carolina Code of Laws of 1976, as amended), the General Assembly determined that the limitation on general obligation debt imposed by
Article X, Section 13(6)(c) of the South Carolina Constitution should be increased from five percent (5%) to five and one-half percent (5 1/2%), with the additional debt service capacity available at any time as a consequence of the increase available only for the repayment of general obligation bonds issued to provide infrastructure for economic development within the State. Said Act No. 254 of 2002 was approved by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives.

Pursuant to Act No. 187 of the Acts and Joint Resolutions of the General Assembly of 2004, effective March 17, 2004, the General Assembly determined that the limitation on general obligation debt imposed by Article X, Section 13(6)(c) of the South Carolina Constitution should be increased from five and one-half percent (5 1/2%) to six percent (6%), with the additional debt service capacity available at any time as a consequence of the increase available only for the repayment of general obligation debt issued to provide facility and infrastructure support for South Carolina research universities. Said Act No. 187 of 2004 was approved by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives, but is currently being challenged on constitutional grounds. Final arguments on the constitutionality of Act No. 187 of 2004 were heard by the South Carolina Supreme Court in December of 2004, but no decision has yet been rendered.

Article X of the South Carolina Constitution further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the South Carolina Constitution, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements. Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


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The State of South Carolina has not defaulted on its bonded debt since 1879. The
State's credit rating was downgraded from "AAA" to "AA+" by S&P in January 1993, following several years of budgetary difficulties. The State's "AAA" rating was restored by S&P in 1996 and has not been changed since. Moody's has continued to assign its "Aaa" rating to the debt of the State. As of December 15, 2003, neither rating agency had downgraded its rating of the State in reaction to budget shortfalls discussed above, although, Moody's in December 2003 assigned a negative outlook to the State's general obligation debt. The foregoing ratings are of South Carolina's general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

The State maintains five statutorily established pension plans covering teachers and general State employees ("SCRS"), firemen and police officers ("PORS"), judges and solicitors ("JSRS"), members of the General Assembly ("GARS"), and members of the National Guard ("NGRS"). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (July 1, 2002), membership in these plans was as follows: SCRS, 189,166 active, 79,064 retired; PORS, 23,963 active, 7,706 retired; GARS, 200 active, 266 retired; JSRS, 128 active, 126 retired; and NGRS, as of March 31, 2000, 5,289 active, 1,963 retired.


Each of three pending lawsuits may, if resolved against the State, have a material impact on State pension plans.

Evans v. State of South Carolina. This breach of contract action was filed in response to State action taken as result of the decision in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891 (1989). In
Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees. Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 repealed the tax exemption for state retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State pensions plans. . The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action, and the plaintiff appealed. On March 12, 2001, the South Carolina Supreme Court reversed the trial court ruling and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice, holding that the plaintiff must first pursue administrative remedies before bringing a civil action in State courts. The plaintiff in Evans thereafter elected to pursue an administrative remedy before the South Carolina Department of Revenue. That claim was denied, and the plaintiff in Evans sought relief before an administrative law judge. The administrative law judge also denied relief, causing the plaintiff to file an appeal in the Court of Common Pleas for Richland County, South Carolina. The appeal is currently pending. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $30-$40 million annually in lost tax revenue going forward.






Wehle, et al. v. State of South Carolina. Two employees and an employer filed suit in September 2001, claiming that benefits were wrongfully denied to members of SCRS and PORS. The plaintiffs allege that both SCRS and PORS are over-funded and have excess collections. The plaintiffs seek a declaratory judgment that benefits were wrongfully denied and/or that excess contributions were collected and that future collections should be reduced. The plaintiffs further seek a refund of over $2 billion to members and employers. The probability of a decision in Whele adverse to the State is not presently known. The Supreme Court assumed original jurisdiction and assigned the case to a circuit court judge to serve as special master. The case has now been tried before the special master, who recommended that case be dismissed. That recommendation is now before the South Carolina Supreme Court. Oral argument before the South Carolina Supreme Court is scheduled for January 20, 2005.

Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the police officers retirement system, filed an action seeking to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy
v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E. 2nd 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. The State has estimated that the liability to the Retirement Systems could be approximately $2 billion, should the plaintiffs ultimately prevail in having the Supreme Court's decision reversed. The Kennedy case is still in pretrial proceedings, with discovery currently underway.

The State is also a defendant in an action brought by a number of the smaller school districts in South Carolina. Abbeville County School District, et. al. v. The State of South Carolina was originally brought seeking declaratory and injunctive relief on behalf of certain School Districts, taxpayers, and individuals alleging that the State's method


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of funding primary and secondary public education violated several provisions of state and federal law. The lower court dismissed the complaint on all counts.
The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the Supreme Court remanded the case for further proceedings. On remand, the plaintiffs requested leave to amend their complaint to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The amended complaint also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State has not reported an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The trial in this case began July 28, 2003. Final arguments in the Abbeville County School District case were heard by the South Carolina Supreme Court in December of 2004, but no decision has yet been rendered. A decision is expected to be rendered by July of 2005.


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                                   APPENDIX C

Risk Factors Affecting the New York Fund


This Appendix contains the Annual Information Statement of the State of New York ("AIS"), and the Update to the Annual Information Statement ("Update") released on the dates specified herein. The AIS and Update set forth the information about the financial condition of the State of New York. The State intends to further update and supplement the AIS as described therein.

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE SERIES' REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE.

The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth sections of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and Exhibit B" are not included herein.

The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth the sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

The entire AIS and Update, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository ("NRMSIR"). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS and Update are available on the Internet at http://www.state.ny.us.



            [Subsequent Sections of the AIS Are Not Set Forth Herein]


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              Annual Information Statement of the State of New York



                               September 19, 2004



Introduction. This Annual Information Statement ("AIS") is dated September 19, 2004 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2004-05 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2004-05 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2004-05.

Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

The status of significant litigation that has the potential to adversely affect the State's finances. DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Usage Notice. The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An informational copy of this AIS is available on the DOB website
(www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any


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time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

Current Fiscal Year. The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. On March 31, 2004, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2004-05 fiscal year. The Governor vetoed portions of the budget revisions enacted by the Legislature on August 20, 2004. The Legislature is authorized to take action on the Governor's vetoes until December 31, 2004. The 2004-05 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor as of the date of this AIS.

The 2004-05 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2004-05 Enacted Budget Financial Plan set forth herein.

2004-05 Enacted Budget Financial Plan - General Fund Summary. The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.



--------------------------------------------------------------------------------
                                General Fund Gaps
                              (millions of dollars)

                                                    2004-05   2005-06   2006-07
                                                    -------   -------   -------
2004-05 Executive Budget                                  0    (2,852)   (4,354)
Net Additions                                        (1,527)   (2,618)   (2,788)
New Costs                                              (280)     (650)     (823)
Available Resources                                   1,138      (230)       11
2004-05 Legislative Budget Agreement                   (669)   (6,350)   (7,954)
Vetoes                                                  235       211       259
Fiscal Management Plan                                  434       450       450
2004-05 Enacted Budget                                    0    (5,689)   (7,245)
--------------------------------------------------------------------------------



The DOB, in close cooperation with State agencies, expects to develop a Fiscal Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps. The Plan will be described in the Mid-Year Update to the Financial Plan that is expected to be issued by October 30, 2004. DOB expects that the Fiscal Management Plan will produce savings sufficient to balance the 2004-05 fiscal year and reduce the outyear gaps to the range of $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. It is expected that with a Fiscal Management Plan, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund. The DOB projects that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0% above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1% over 2003-04 levels.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following sections provide more detail on the General Fund changes since the Executive Budget, including legislative additions, vetoes, new costs and new resources.

General Fund Additions to the Executive Budget. DOB projects that the net General Fund additions above the level projected in the Executive Budget total $1.3 billion in 2004-05, $2.4 billion in 2005-06, and $2.5 billion in 2006-07, after reflecting available resources and vetoes. The following table summarizes, by major function, the Legislature's "gross" additions to the Executive Budget, the available resources specifically identified to offset certain spending additions, and the savings generated by the Governor's vetoes.



--------------------------------------------------------------------------------
             General Fund Additions -- Change from Executive Budget
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Gross Additions                                       1,950     2,680     2,863
                                                      -----     -----     -----
Education/STAR                                          575       725       688
Higher Education                                        373       448       467
Medicaid/Health                                         507       954     1,299
Housing/Transportation/Environment                      115        86       108
Human Services                                          107       134       136
Criminal Justice                                         76        98        98
General Government/Economic Development                  27        27        17
Mental Hygiene                                           10        10        10
Tax/Revenue Restorations                                 60        98        40
Member Items                                            100       100         0
"Avails" Identified to Offset Gross Additions          (423)      (62)      (75)
                                                      -----     -----     -----
Use 2004-05 VLTs to Finance School Aid Add             (240)        0         0
Bond Projects Financed on PAYGO Basis                   (95)        2         4
Adjust Current TAP Roll at 70/30                        (60)        0         0
Medicare Discount Cards                                 (18)      (19)        0
Resources Made Available by TAP Rejection               (10)      (45)      (79)
Total General Fund Additions (before vetoes)          1,527      2,618    2,788
Vetoes                                                 (235)     (211)     (259)
                                                      -----     -----     -----
Education/STAR                                          (28)      (12)      (12)
Higher Education                                        (30)      (50)      (69)
Medicaid/Health                                          (5)      (40)      (72)
Housing/Transportation/Environment                      (75)      (13)      (13)
Human Services                                          (48)      (21)      (21)
Criminal Justice                                        (24)      (49)      (49)
General Government/Economic Development                 (16)      (17)      (14)
Mental Hygiene                                           (9)       (9)       (9)
Total General Fund Additions (after vetoes)           1,292     2,407     2,529
--------------------------------------------------------------------------------



The following information provides more detail on the legislative additions to the Executive Budget, including the impact of the Governor's vetoes.

Education/STAR/1/. Total gross additions in the legislative budget for education are projected at $575 million in 2004-05, including $506 million for school aid. The 2004-05 school year increase is $751 million. The Legislature did not enact proposed reforms for Building Aid and Flex Aid, and restored most proposed reductions including: Board of Continuing Education Services (BOCES); Teacher Support Aid (TSA); other teacher-related programs; Library Aid; and Public Broadcasting.



--------------------------------------------------------------------------------
                       General Fund Education/STAR Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Increase School Aid (State Fiscal Year)                 506      673       673
Reject STAR Plus Proposal                                20       20         0
All Other Revisions                                      49       32        15
                                                       ----      ---       ---
Gross Additions                                         575      725       688
Use 2004-05 VLTs to Finance School Aid Add             (240)       0         0
Vetoes                                                  (28)     (12)      (12)
                                                       ----      ---       ---
Net Additions                                           307      713       676
--------------------------------------------------------------------------------



----------
/1/  School Tax Relief.

In Campaign for Fiscal Equity (CFE) v. State of New York, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education (SBE). Although the Governor called the Legislature into special session on July 22, 2004 to enact legislation in response to the CFE decision, the Legislature failed to reach agreement on a remedy. As a result, the Court subsequently appointed a panel of three special masters who will submit a report by November 30, 2004 that summarizes their review and recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. For a discussion of this litigation, see the section entitled "Litigation - State Programs - School Aid" in this AIS.

Projected revenues of $240 million from video lottery terminals (VLTs) directed by the Legislature to offset the school aid addition in 2004-05, as well as vetoes of $28 million, result in a net addition of $307 million. The outyear value of VLTs are reserved for compliance with the CFE court case. For a discussion of litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

Higher Education. The budget included $373 million in gross additions for higher education, including $272 million to reflect legislative rejection of the Tuition Assistance Program (TAP) program restructuring initiatives, operating aid increases of $35 million for the State University of New York (SUNY), and $25 million for the City University of New York (CUNY), and $28 million for SUNY and CUNY community colleges.



--------------------------------------------------------------------------------
                     General Fund - Higher Education Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Reject TAP Restructuring Savings                       272       302       302
SUNY Operating Aid                                      35        50        50
CUNY Operating Aid                                      25        33        33
SUNY/CUNY Community College                             28        37        37
All Other Revisions                                     13        26        45
                                                       ---       ---       ---
Gross Additions                                        373       448       467
Resources Made Available by TAP Rejection              (10)      (45)      (79)
Adjust Current TAP Roll at 70/30                       (60)        0         0
Bond Projects Financed on PAYGO Basis                  (95)        2         4
Vetoes                                                 (30)      (50)      (69)
                                                       ---       ---       ---
Net Additions                                          178       355       323
--------------------------------------------------------------------------------



The Legislature identified resources totaling $165 million to offset the gross additions in higher education, including $60 million in costs rolled into 2005-06 to maintain TAP program funding at 70% in the current fiscal year, and $95 million in bond financing for programs originally expected to be funded with pay-as-you-go resources. Together with $30 million in vetoes, the net additions are estimated to total $178 million.

Medicaid/Public Health. The Legislature did not enact Executive Budget cost containment initiatives to create a Preferred Drug Program and to reform the Family Health Plus (FHP), Early Intervention, and Long Term Care programs. The budget maintained a nursing home assessment of 5% in 2004-05 (the Executive Budget proposed 6%) and 2005-06, with complete elimination in 2006-07, but denied the 0.7% assessment on hospitals and home care providers. Finally, the State will begin paying for 50% of the local costs of the FHP beginning in January 2005 growing to 100% in January 2006 (the Executive Budget proposed the takeover of Long Term Care costs). Total gross additions are offset by $18 million in savings for the Elderly Pharmaceutical Insurance Coverage (EPIC) Program related to the Medicare discount card and $5 million in vetoes, for a net addition of $484 million.



--------------------------------------------------------------------------------
   General Fund - Medicaid/Public Health Summary (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Rejects Hospital/Home Care Assessments                 198       217        217
Rejects Preferred Drug Program                          37       119        119
Partially Rejects Nursing Home Assessment               36        43        258
Partially Rejects Pharmacy Cost Containment             37        52         52
Partially Rejects FHP Cost Containment                  28        37         37
Rejects Closing Long-Term Care Loopholes                25        82         82
State Takeover of FHP Costs                             25       158        226
Rejects Streamlining of Benefit Packages                32        35         35
Partially Rejects HCRA Cost Containment                 22        32         52
Public Health                                           12        70         92
All Other Medicaid                                      55       109        128
                                                       ---       ---      -----
Gross Additions                                        507       954      1,299
Medicare Discount Cart                                 (18)      (19)         0
Vetoes                                                  (5)      (40)       (72)
                                                       ---       ---      -----
Net Additions                                          484       895      1,227
--------------------------------------------------------------------------------


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


Housing/Transportation/Environmental Conservation. The Legislature added a total of $115 million including $57 million in capital spending financed with a portion of the $225 million available State of New York Mortgage Agency (SONYMA) balance (see "Available Resources" later in this AIS) and an additional $14 million transfer from the Environmental Protection Fund (EPF) to fund initiatives in the General Fund. Vetoes reduced the total additions by $75 million.



--------------------------------------------------------------------------------
    General Fund - Housing/Transportation/Environmental Conservation Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Housing Capital                                         57         0         0
Shift EPF Expenses to the General Fund                  14        25        25
Decrease DWI/DWAI Annual Surcharge                       9        32        54
Reject $15 Surcharge for Parking Tickets                 8         8         8
Restore 5% Cuts in Agriculture Programs                  7         7         7
Reject ATV Fee Increase                                  6         6         6
Add for Neighborhood Preservation Program                5         5         5
Add for Rural Preservation Program                       2         2         2
All Other                                                7         1         1
                                                       ---       ---       ---
Gross Additions                                        115        86       108
Vetoes                                                 (75)      (13)      (13)
                                                       ---       ---       ---
Net Additions                                           40        73        95
--------------------------------------------------------------------------------



Human Services. The Legislature rejected most of the Executive's welfare reform proposals, including a reduction in welfare grant levels, a step-down in the level of the Earned Income Disregard and imposition of "full family" sanctions. In addition, the Legislature added $10 million in General Fund spending to support the State's share of the total funding increase necessary to bring New York City foster care payments up to the full maximum State aid rate. In 2004-05, gross additions are projected at $107 million offset by $48 million in vetoes.



--------------------------------------------------------------------------------
                      General Fund - Human Services Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Reject Welfare Reform Proposals                         50       104       107
Temp. Assistance for Needy Families                     22         0         0
Increase Foster Care Payments to NYC                    10        10        10
Reject Detention Block Grant                             7        11        11
All Other                                               18         9         8
                                                       ---       ---       ---
Gross Additions                                        107       134       136
Vetoes                                                 (48)      (21)      (21)
                                                       ---       ---       ---
Net Additions                                           59       113       115
--------------------------------------------------------------------------------



Criminal Justice. The Legislature added $76 million by denying proposed Executive fee increases ($31 million for handgun fees and $15 million for speed enforcement fines in transportation work zones), rejecting the closure of three correctional facilities, and increasing correction officer staffing ratios. Total gross additions were reduced by $24 million in vetoes for a net addition of $52 million.



--------------------------------------------------------------------------------
                     General Fund - Criminal Justice Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Denial of Handgun Fees                                  31        11        11
Denial of the Work Zone Speed Enforcement               15        33        33
Increase Correction Officer Staffing Ratio               7        27        27
Add Funding for Correctional Facilities                  6        11        11
Add Funding for Fulton Work Release Program              6         6         6
Restore Funding for Westchester Policing Program         3         3         3
All Other                                                8         7         7
                                                       ---       ---       ---
Gross Additions                                         76        98        98
Vetoes                                                 (24)      (49)      (49)
                                                       ---       ---       ---
Net Additions                                           52        49        49
--------------------------------------------------------------------------------



General Government/Economic Development. The Legislature added $27 million in 2004-05. These additions include $12 million for economic development, including grants for local tourism and high-technology programs, and $7 million to accelerate payments otherwise due in future years to the city of Albany under the Payment in Lieu of Taxes (PILOT) program. These additions were lowered by $16 million in vetoes.

--------------------------------------------------------------------------------
         General Fund - General Government/Economic Development Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Various Economic Development Adds                       12        13        13
Accelerate PILOT Payments                                7         7         0
New Add for Capital Improvements                         3         3         0
All Other Revisions                                      5         4         4
                                                       ---       ---
Gross Additions                                         27        27        17
Vetoes                                                 (16)      (17)      (14)
                                                       ---       ---       ---
Net Additions                                           11        10         3
--------------------------------------------------------------------------------



Mental Hygiene. The Legislature added $10 million to partially restore recommended cuts in the Office of Mental Health (OMH) and the Office of Alcoholism and Substance Abuse Services (OASAS) and to fund program adds in all of the Mental Hygiene agencies. The additions were offset by $9 million in vetoes.



--------------------------------------------------------------------------------
                      General Fund - Mental Hygiene Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Restore OMH/OASAS Local Service Cuts                    7         7         7
Senate Priority Program Adds                            2         2         2
All Other                                               1         1         1
Gross Additions                                        10        10        10
Vetoes                                                 (9)       (9)       (9)
Net Additions                                           1         1         1
--------------------------------------------------------------------------------



Tax/Revenue Restorations. The Legislature did not approve several revenue actions proposed in the Executive Budget. The revenue lost by not enacting these proposals is projected to total $29 million in 2004-05. In addition, the Legislature added several tax reduction proposals not included in the Executive Budget that are expected to reduce revenues by $31 million in 2004-05.



--------------------------------------------------------------------------------
                 General Fund - Tax/Revenue Restorations Summary
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Rejected/Modified Revenue Actions                      (29)      (21)       43
Eliminate Restrictions of Quick Draw                   (43)      (68)      (68)
Direct Wine Shipments                                   (2)       (3)       (3)
Empire Zones                                             0       (25)      (25)
Single Sales Factor for Manufacturers                    0         8        16
Biotechnology Investment Credit                          5        10        10
STAR Inflation Adjustment                               11        57       113
New Tax Cuts                                           (31)      (77)      (83)
Long-Term Care Credit                                  (18)      (20)      (20)
Film Production Credit                                 (12)      (25)      (25)
Brownfields Expansion - Income/Corporate                 0       (30)      (30)
All Other Sales Tax                                     (1)       (2)       (2)
New CAPCO Allocation                                     0         0        (6)
Net Additions                                          (60)      (98)      (40)
--------------------------------------------------------------------------------



Member Items. The Legislature added a $200 million lump sum for "member items." It is expected that this addition will result in costs of $100 million in 2004-05 and $100 million in 2005-06.

General Fund -- New Costs Since the Executive Budget. The 2004-05 Financial Plan reflects several new costs incurred since the Executive Budget was proposed by the Governor. These total $280 million in 2004-05, $650 million in 2005-06, and $823 million in 2006-07.



--------------------------------------------------------------------------------
  General Fund New Costs -- Change from Executive Budget (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Collective Bargaining Settlements (Statewide
   Pattern)                                            274       473       621
SUNY Capital Costs                                      21         0         0
Changes to Pension Reform                              (15)      177       202
LGAC/STARC Payment to New York City                    170         0         0
City Offset for LGAC/STARC                            (170)        0         0
Total General Fund New Costs                           280       650       823
--------------------------------------------------------------------------------



Collective Bargaining: Since the start of the fiscal year, the State has reached labor settlements with many of the major employee unions, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, as well as the State's Management-Confidential employees. DOB projects that if, as expected, the State settles all the remaining contracts following the pattern set by these unions, it will result in $274 million in costs in 2004-05, growing to $473 million in 2005-06 and $621 million in 2006-07.

Pensions: Pension legislation enacted in July 2004 provides current year savings of $15 million above the Executive proposal, but is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7% of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5% in 2005-06 and 10.5% in 2006-07. In contrast, the Executive Budget proposed reforms would have produced recurring savings.

LGAC/2/STARC/3/: The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having STARC issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to the City of $170 million in 2004-05 (that would result, subject to annual appropriations, in $5.3 billion of payments to the City rather than the previous legislative agreement of $5.1 billion). However, it is expected that the City will provide $170 million to the State in 2004-05 to ensure that the State's Financial Plan does not incur unplanned costs.

General Fund -- Available Resources Above the Executive Budget. General Fund available resources above the level projected in the Executive Budget are estimated to total $1.1 billion in 2004-05 and $11 million in 2006-07, and to drive additional costs of $230 million in 2005-06. These available resources are summarized below. See the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS for a discussion of the receipts forecast.



--------------------------------------------------------------------------------
        General Fund Available Resources -- Change from Executive Budget
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Revenue Consensus Forecast                              325      350      375
Spending Reductions/Reestimates/Other                   225       38       39
Housing SONYMA Balances                                 225     (225)       0
Empire Conversions                                      200        0        0
Alteration of Clothing Sales Tax Exemption               83     (429)     (451)
2003-04 Surplus Above Executive Budget Projection        47        0        0
Fund Balances                                            25        0        0
Abandoned Property Resources                             20       21       21
Seven Day Sales at Liquor Stores                          1        2        2
Internet Affiliate/Procurement                            0       13       25
Native American Regulations                             (13)       0        0
Total General Fund Available Resources                1,138     (230)      11
--------------------------------------------------------------------------------



Revenue Consensus: The current DOB forecast of $325 million in additional available resources is based on the mid-point of the consensus revenue forecast agreed to with the Legislature in March 2004 ($150 million to $500 million). DOB believes that current economic conditions and actual collections experience support this estimate. While the forecast has upside potential given receipt collections through August in certain components of revenue, the recent slowdown in employment growth and consumer spending and large increases in energy prices, combined with recent declines in equity market valuations, represent risks to the current year forecast.

Spending Reductions/Reestimates/Other: This category consists of legislative spending cuts in various programs and agencies, and lower projected spending based on actual results through August 2004.

Housing SONYMA Balances: The Enacted Budget accelerates into 2004-05 the use of a one-time fund balance of $225 million from SONYMA originally planned to reduce the 2005-06 budget gap.

Empire Conversions: The Financial Plan assumes that the conversion of Empire Blue Cross and Blue Shield to a for-profit corporation will produce $1.2 billion in receipts in State Fiscal Year 2004-05, $200 million above the level forecast in the Executive Budget. The Executive Budget proposed language authorizing additional insurance conversions intended to assure the receipt of the assumed Empire conversion proceeds. The Legislative Budget Agreement did not include that language which could jeopardize receipt of these proceeds.

Alteration of Clothing Sales Tax Exemption: The Legislature did not enact the Executive proposal to permanently substitute four "sales-tax-free" weeks (for items less than $500) for the current clothing exemption for items under


----------
/2/ Local Government Assistance Corporation.
/3/ State Tax Asset Receivable Corporation.

$110. Instead, the Legislature passed the reform for 2004-05 only. The outyear cost of the Legislature's action would exceed $400 million annually if the reform is not extended.

Native American Regulations: The Department of Taxation and Finance estimated additional collections of $60 million in All Funds receipts if the Executive Budget proposal for parity agreements was enacted. That legislation was replaced by the Legislature with an action that implements proposed Tax Department regulations by January 1, 2005. This action is expected to lead to a General Fund loss of $13 million in 2004-05.

General Fund -- Nonrecurring Resources. The Executive Budget recommended a total of $1.5 billion in nonrecurring actions which were detailed in the Executive Budget Financial Plan. The Legislature accepted these actions and added roughly $550 million in additional nonrecurring resources to fund a portion of its additions. The additional nonrecurring resources are comprised of surplus reserves from the Housing Finance Agency (HFA) originally planned to lower the projected 2005-06 gap ($225 million), additional Empire conversion proceeds ($200 million), additional bonding of capital spending, sweeps of available fund balances, and 2003-04 surplus amounts above the Executive Budget projection.



--------------------------------------------------------------------------------
                         2004-05 Nonrecurring Resources
                              (millions of dollars)

Revenues:                                                                  1,182
   2003-04 Surplus                                                           308
   SONYMA Balances                                                           225
   Tobacco Securitization                                                    182
   LGAC Payment from NYC                                                     170
   PASNY                                                                     100
   Fund Sweeps                                                                97
   Reverse Meyers Tax Decision                                                50
   Bond Issuance Charges                                                      50
Spending:                                                                    883
   Bonding of Capital Spending                                               378
   Empire Conversion                                                         200
   Delay Medicaid Cycle                                                      190
   Federal Welfare Funds                                                     115
Total Nonrecurring Resources                                               2,065
--------------------------------------------------------------------------------



Vetoes. The Governor vetoed 105 separate legislative additions, generating General Fund savings of roughly $700 million over three years. In addition, the Governor vetoed $1.6 billion in additional bond-financed capital spending, to avoid roughly $2.5 billion of long-term debt service costs.

Fiscal Management Plan. In order to assure budget balance in the current fiscal year and to begin to address the 2005-06 and 2006-07 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by October when DOB issues the Mid-Year Update to the 2004-05 Financial Plan.

Elements of the plan are expected to include:

..    Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities;
..    Updating agency management plans to eliminate, consolidate, and streamline governmental services;
..    Maximizing Federal aid; and
..    Developing cost containment proposals that can be presented for legislative action later this year.

In addition, DOB will continue to review actual results against plan.

All Governmental Funds Summary - Summary of Receipts Growth. Total receipts in 2004-05 are projected to be $42.7 billion in the General Fund, $63.2 billion in State Funds, and $100.1 billion in All Governmental Funds, an annual increase of $328 million (.8%), $1.0 billion (1.6%) and $1.1 billion (1.1%) respectively.

--------------------------------------------------------------------------------
                        Summary of Annual Receipts Growth
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2003-04 Actuals                                       42,327   62,170    98,989
2004-05 Executive Budget                              41,846   63,142    99,521
Available Resources                                      689      774       774
New Costs/Reestimates                                    121     (714)     (128)
Vetoes                                                    (1)     (49)      (49)
                                                      ------   ------   -------
Net Change from Executive Budget                         809       11       597
2004-05 Enacted Budget                                42,655   63,153   100,118
Annual Change from 2003-04
-- Dollar Change                                         328      983     1,129
-- Percent Change                                        0.8%     1.6%      1.1%
Annual Change Adjusted for $1.9B in Tobacco
   Proceeds Received in 2003-04
-- Dollar Change                                       2,228    2,883     3,029
-- Percent Change                                        5.5%     4.8%      3.1%
--------------------------------------------------------------------------------



NOTE: Annual growth is affected by the receipt of $1.9 billion in tobacco bond proceeds in 2003-04. The nonrecurring increase in receipts artificially inflates the 2003-04 revenue base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual revenue change on both an adjusted (excluding the impact of tobacco proceeds) and unadjusted basis.

Receipts in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $809 million in the General Fund, $11 million in State Funds, and $597 million in All Funds. The major components of these receipt changes are summarized in the following table and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.



--------------------------------------------------------------------------------
                           Summary of Receipts Changes
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2004-05 Executive Budget                              41,846   63,142    99,521
Revenue Consensus Forecast                               325      325       325
Housing SONYMA Balances                                  225      225       225
City Offset for LGAC/STARC                               170      170       170
Alteration of Clothing Sales Tax Exemption                83       83        83
Fund Balances                                             25        0         0
Abandoned Property Resources                              20       20        20
2003-04 Surplus Above Executive Budget Projection         21       21        21
Native American Regulations                              (13)     (13)      (13)
Tax/Revenue Restorations                                 (60)     (60)      (60)
Health Care Provider Assessments                           0     (264)     (264)
All Other                                                 13     (496)       90
2004-05 Enacted Budget                                42,655   63,153   100,118
--------------------------------------------------------------------------------
Change from Executive Budget                             809       11       597
--------------------------------------------------------------------------------



The largest areas of All Governmental Funds receipt growth since the Executive Budget include the revised revenue consensus forecast ($325 million), the SONYMA balance ($225 million), and the expected New York City one-time payment to the State as part of the LGAC/STARC transaction ($170 million). For a more detailed discussion of these changes, see "General Fund Available Resources" and "New Costs" earlier in this AIS. Total State Funds and All Governmental Funds receipts are offset by the Legislature's rejection of certain health care provider assessments ($264 million) and various reestimates in the Capital Projects and Special Revenue fund types based upon prior-year actual results and year-to-date experience.

Summary of Disbursement Growth. DOB projects General Fund disbursements will total $43.0 billion in 2004-05, an increase of $974 million (2.3%) over 2003-04 actual results. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.2 billion in 2004-05, an increase of $3.0 billion (4.8%) and $3.9 billion (4.0%) over the prior year. When adjusted for $1.9 billion of payment deferrals which artificially increased 2003-04 spending levels, the annual spending increases are 7.2%, 8.2% and 6.1%, respectively, for the General Fund, State Funds, and All Funds. The spending estimates in this AIS reflect savings from the Governor's vetoes as well as a $90 million reduction in the level of projected spending for legislative member items in 2004-05, based on actual experience to date.

--------------------------------------------------------------------------------
                      Summary of Annual Disbursement Growth
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2003-04 Actuals                                       42,065   61,332    97,326
2004-05 Executive Budget                              41,896   63,503    99,811
Net Spending Additions                                 1,417    1,548     1,928
New Costs/Reestimates                                    (38)    (472)     (227)
Vetoes                                                  (236)    (286)     (305)
Net Change from Executive Budget                       1,143      790     1,396
2004-05 Enacted Budget                                43,039   64,293   101,207
Annual Change from 2003-04
-- Dollar Change                                         974    2,961     3,881
-- Percent Change                                        2.3%     4.8%      4.0%
Annual Change Adjusted for $1.9B in Payment
   Deferrals Paid in 2003-04
-- Dollar Change                                       2,874    4,861     5,781
-- Percent Change                                        7.2%     8.2%      6.1%
--------------------------------------------------------------------------------



NOTE: Annual growth is affected by the deferral of $1.9 billion in payments from 2002-03 to 2003-04. The deferral artificially inflates the 2003-04 spending base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual spending change on both an adjusted (excluding the impact of payment deferrals) and unadjusted basis.

Estimated disbursements in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the General Fund, $790 million in State Funds and $1.4 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.



--------------------------------------------------------------------------------
                        Summary of Disbursements Changes
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2004-05 Executive Budget                              41,896   63,503    99,811
Medicaid                                                 200      154       583
School Aid/STAR                                          309      561       671
All Other Education                                       73       81       171
Higher Education                                         272      224       224
Collective Bargaining Settlements
   (Statewide Pattern)                                   274      359       417
LGAC/STARC Payment to New York City                     1670      170       170
All Other                                               (155)    (759)     (840)
2004-05 Enacted Budget                                43,039   64,293   101,207
--------------------------------------------------------------------------------
Change from Executive Budget                           1,143      790     1,396
--------------------------------------------------------------------------------



The largest areas of All Governmental Funds disbursement changes since the Executive Budget (excluding Federal education reclassification) are in the areas of Medicaid ($583 million), school aid/STAR ($671 million), all other education programs ($171 million), and higher education ($224 million). The changes in these major programs, which represent most of the spending additions to the 2004-05 Executive Budget, are described in more detail below.

Collective bargaining settlements and the LGAC/STARC payment to New York City are the other significant factors in the growth in spending above the Executive Budget forecast. The increases in spending are partially offset by legislative spending reductions and reestimates in projected spending for capital projects and Federal programs based upon prior-year actual results and year-to-date experience.

Medicaid. New York's Medicaid program is financed jointly by the Federal government, the State, and local governments (including New York City). The Federal Government matching rate on eligible Medicaid expenditures is 50%, the lowest matching rate possible. Total Medicaid financing (including administrative costs) from all sources is projected to reach $44.5 billion in 2004-05, consisting of $22.9 billion in Federal support, $14.2 billion in State funding, and $7.1 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program. Total State Medicaid spending of $14.2 billion consists of Department of Health (DOH) State Funds of $9.5 billion, as well as $4.7 billion in spending by other State agencies and administrative costs.

-----------------------------------------------------------------------------------
             DOH Medicaid - Sources of Changes from Executive Budget
                              (millions of dollars)
------------------------------------------------------------------------------------
                                             Other State
                                   General    Supported    State   Federal     All
                                     Fund       Funds      Funds    Funds     Funds
------------------------------------------------------------------------------------
2004-05 Executive Budget            6,325       2,987      9,312    19,406   28,718
------------------------------------------------------------------------------------
   Provider Assessments               234        (264)       (30)        0      (30)
------------------------------------------------------------------------------------
   Pharmacy Cost Containment           74           0         74       148      222
------------------------------------------------------------------------------------
   Additional Support by HCRA          68          28         96        83      179
------------------------------------------------------------------------------------
   State Takeover of Local Costs       25           0         25         0       25
------------------------------------------------------------------------------------
   All Other Adds                      93           0         93       147      240
------------------------------------------------------------------------------------
   Additional Resources              (218)        218          0         0        0
------------------------------------------------------------------------------------
   All Other Changes                  (76)        (28)      (104)       51      (53)
------------------------------------------------------------------------------------
2004-05 Enacted Budget              6,525       2,941      9,466    19,835   29,301
------------------------------------------------------------------------------------
   Change from Executive Budget       200         (46)       154       429      583
------------------------------------------------------------------------------------



Compared to the Executive Budget projections for 2004-05, DOH Medicaid spending has increased by $200 million in the General Fund, $154 million in State Funds, and $583 million in All Governmental Funds. The Legislature did not accept some of the cost savings measures proposed by the Executive, adding spending above 2003-04 levels of $494 million to the General Fund, $258 million in State Funds and $636 million in All Funds. The spending increases are expected to be partially financed in the General Fund by $200 million in additional Empire conversion proceeds and an estimated $18 million from the implementation of auto-enrollment into the Medicare Transitional Drug Discount Card Program. The additional spending comprises:

Provider Assessments: The Legislature rejected the Executive Budget proposals to restore a 0.7% assessment on hospital and home care revenues, and to restore the nursing home reimbursable assessment to 6.0% of revenues to finance a portion of State Medicaid spending. Instead, the nursing home assessment will continue at 5.0% in 2004-05 and 2005-06 and be completely phased out in 2006-07. As a result, spending is increased by $234 million in the General Fund and reduced by $264 million in the Provider Assessment Special Revenue Fund, which is supported by the assessment revenues.

Pharmacy Cost Containment: Several proposals intended to control the rising costs of prescription drugs and reduce spending growth were restored by the Legislature at an estimated cost of $74 million to the General Fund and $148 million to Federal Funds. The proposals included a Preferred Drug Program, requiring prior authorization for certain high-cost drugs; reducing the reimbursement rate to pharmacies; and increasing pharmacy co-payments for Medicaid recipients.

Additional Support by the Health Care Reform Act (HCRA): The denial of cost containment initiatives in various programs supported by HCRA, including the FHP and Child Health Plus (CHP) programs, that would have reduced General Fund and HCRA costs, is projected to add spending of $68 million to the General Fund, $28 million in the HCRA Transfer Special Revenue Fund, and $83 million in Federal Funds.

State Takeover: The Legislature did not accept the proposed multi-year State takeover of local government Medicaid costs of long-term care services. Instead it required the State to take over 50% of local government FHP costs beginning in January 2005, growing to 100% of the local government share in January 2006. As a result, 2004-05 General Fund spending is increased by $25 million above the Executive Budget plan and provides a total local benefit of $49 million in 2004-05 growing to $291 million in 2005-06.

All Other Adds: Other rejected Executive cost containment and savings initiatives increase Medicaid costs by $93 million in the General Fund and $147 million in Federal Funds. These items include the elimination of various optional services provided to Medicaid recipients, closing long-term care eligibility loopholes, nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities, and various other cost containment initiatives.

School Aid/STAR. In the General Fund, school aid spending increased by $309 million above the level projected in the 2004-05 Executive Budget. Spending from State Funds grew by $561 million, primarily reflecting the use of VLT revenues to finance a portion of the 2004-05 school aid increase. In addition to the State Funds increase, Federal Funds increased by $1.3 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from other education to school aid. These changes are described below:

------------------------------------------------------------------------------------
           School Aid/STAR - Sources of Changes from Executive Budget
                              (millions of dollars)
------------------------------------------------------------------------------------
                                             Other State
                                   General    Supported     State   Federal     All
                                     Fund       Funds       Funds    Funds     Funds
------------------------------------------------------------------------------------
2004-05 Executive Budget           12,350       5,018      17,548        0    17,548
------------------------------------------------------------------------------------
   School Aid Increase                506           0         506        0       506
------------------------------------------------------------------------------------
   VLT Revenues                      (240)        240           0        0         0
------------------------------------------------------------------------------------
   Quick Draw Restriction              43         (43)          0        0         0
------------------------------------------------------------------------------------
   RESCUE                               0          35          35        0        35
------------------------------------------------------------------------------------
   Reject STAR Plus Proposal            0          20          20        0        20
------------------------------------------------------------------------------------
   Federal Education Aid
      Reclassification                  0           0           0    1,175     1,175
------------------------------------------------------------------------------------
   Federal Education Aid
      Reestimate                        0           0           0      110       110
------------------------------------------------------------------------------------
2004-05 Enacted Budget             12,839       5,270      18,109    1,285    19,394
------------------------------------------------------------------------------------
   Change from Executive Budget       309         252         561    1,285     1,846
------------------------------------------------------------------------------------



School Aid Increase: The Legislature added $506 million on a fiscal year basis to the General Fund, producing a 2004-05 school year increase of $751 million over the prior year.

VLT Revenue: The Executive Budget set aside $240 million in VLT revenues to support SBE requirements. The Enacted Budget redirects the VLT revenues in 2004-05 to partially finance the General Fund school aid increase. For litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

Quick Draw Restrictions: The Legislature rejected the Executive Budget proposal to eliminate restrictions on the Quick Draw program. As a result, spending is projected to increase by $43 million in the General Fund and decline by an equal amount in the Lottery Special Revenue Fund.

RESCUE: Due to delayed school district claiming, school district claims for payment under the Rebuilding Schools to Uphold Education (RESCUE) program that were originally budgeted in 2003-04 are now expected to be paid in 2004-05, resulting in an increase of $35 million above the Executive Budget spending estimates.

STAR Plus Proposal: The Legislature rejected an inflationary adjustment to the STAR benefit for residents of school districts that complied with a proposed cap on spending growth (the cap was rejected, as well) adding $20 million to the Executive Budget estimate.

Federal Education Aid: The increase of $1.3 billion in Federal Aid reflects the reclassifications of certain programs from all other education to school aid, as well as reestimates since the Executive Budget projections in Federal aid of approximately $110 million based upon prior year results for various grants to local education agencies.

All Other Education Aid. State Funds education aid (other than general support to public schools) is projected to increase by $81 million over the 2004-05 Executive Budget recommendation. In addition to the State Funds increase, All Governmental Funds decreased by $1.0 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from all other education aid to school aid. The major changes include:



------------------------------------------------------------------------------------
         Other Education Aid - Sources of Changes from Executive Budget
                              (millions of dollars)
------------------------------------------------------------------------------------
                                             Other State
                                   General    Supported    State   Federal     All
                                     Fund       Funds      Funds    Funds     Funds
------------------------------------------------------------------------------------
2004-05 Executive Budget            1,412         73       1,485    2,820     4,305
------------------------------------------------------------------------------------
   Federal Education Aid
      Reclassification                  0          0           0   (1,175)   (1,175)
------------------------------------------------------------------------------------
   Federal Education Aid
      Reestimate                        0          0           0       90        90
------------------------------------------------------------------------------------
   All Other Revisions                 73          8          81        0        81
------------------------------------------------------------------------------------
2004-05 Enacted Budget              1,485         81       1,566    1,735     3,301
------------------------------------------------------------------------------------
   Change from Executive Budget        73          8          81   (1,085)   (1,004)
------------------------------------------------------------------------------------



Federal Education Aid: The decrease of $1.1 billion in Federal Funds reflects the reclassification of $1.2 billion offset by an upward reestimate of $90 million based upon 2003-04 actual results. The higher Federal estimate reflects additional funding from various education grants.

All Other Revisions: Includes the restoration of library aid, Bundy aid, as well as reestimates related to the closeout of the 2003-04 fiscal year.

Higher Education. Spending is projected to increase from the Executive Budget level by $224 million, reflecting $272 million in the General Fund partially offset by a decrease of $48 million in other State-supported funds. The major components of higher education spending changes include:



-----------------------------------------------------------------------------------
           Higher Education - Sources of Changes from Executive Budget
                              (millions of dollars)
-----------------------------------------------------------------------------------
                                             Other State
                                   General    Supported    State   Federal    All
                                     Fund       Funds      Funds    Funds    Funds
-----------------------------------------------------------------------------------
2004-05 Executive Budget            2,673       3,705      6,378     182     6,560
-----------------------------------------------------------------------------------
   Reject TAP Restructuring
      Savings                         272           0        272       0       272
-----------------------------------------------------------------------------------
   Current TAP Roll                   (60)          0        (60)      0       (60)
-----------------------------------------------------------------------------------
   SUNY Operating Aid Add              35           0         35       0        35
-----------------------------------------------------------------------------------
   CUNY Operating Aid Add              25           0         25       0        25
-----------------------------------------------------------------------------------
   SUNY/CUNY CC Adds                    8           0          8       0         8
-----------------------------------------------------------------------------------
   All Other Revisions                 (8)        (48)       (56)      0       (56)
-----------------------------------------------------------------------------------
2004-05 Enacted Budget              2,945       3,657      6,602     182     6,784
-----------------------------------------------------------------------------------
   Change from Executive Budget       272         (48)       224       0       224
-----------------------------------------------------------------------------------



Reject TAP Restructuring: The Executive Budget proposed reforms in TAP which would defer one-third of each student's award until graduation as an incentive for timely degree completion. The Legislature rejected those reforms, and as a result, spending increased by $272 million from the Executive Budget projections.

Current TAP Roll: $60 million in additional costs associated with the restoration of the TAP program will occur in 2005-06 to maintain program funding at 70% in the current fiscal year.

SUNY/CUNY Operating Aid Adds: The Legislature added operating aid of $35 million for SUNY and $25 million for CUNY.

SUNY/CUNY Community College Adds: The Legislature added $8 million for SUNY and CUNY community colleges for a $50 per full-time student base aid increase.

General Fund Outyear Projections. At the beginning of the 2004-05 budget cycle, the State faced potential General Fund budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The recurring savings proposed in the 2004-05 Executive Budget recommendations reduced the gaps to $2.9 billion and $4.4 billion, respectively.

Compared to Executive Budget projections, the General Fund budget gaps for the 2005-06 and 2006-07 fiscal years have increased, and now are estimated at roughly $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. The gaps are roughly $1 billion below the original base level projections.

The current budget gap estimates reflect the Legislature's revisions to the budget, new costs, the value of gubernatorial vetoes, and expected savings resulting from a Fiscal Management Plan that will be implemented in 2004-05. If the 2005-06 budget gap were closed entirely with recurring actions, the 2006-07 gap would be reduced to $1.6 billion.



--------------------------------------------------------------------------------
                       Projected General Fund Outyear Gaps
                              (millions of dollars)

2004-05 Baselevel Budget                                        (6,727)  (7,805)
Proposed Executive Budget Actions                                3,875    3,451
2004-05 Executive Budget                                        (2,852)  (4,354)
Net Additions                                                   (2,618)  (2,788)
New Costs                                                         (650)    (823)
Available Resources                                               (230)      11
2004-05 Legislative Budget Agreement                            (6,350)  (7,954)
   Vetoes                                                          211      259
      Fiscal Management Plan/Revenue Forecast                      450      450
2004-05 Enacted Budget -- Remaining Gaps                        (5,689)  (7,245)
--------------------------------------------------------------------------------
2006-07 Gap if 2005-06 Gap is Closed with Recurring Actions              (1,556)
--------------------------------------------------------------------------------



It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gaps. The projected General Fund gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2004-05. The major sources of the 2005-06 budget gap are described in more detail below.



--------------------------------------------------------------------------------
                          Sources of 2005-06 Budget Gap
                              (billions of dollars)

                                                                         2005-06
                                                                         -------
Revenue Growth                                                             2.2
Loss of Nonrecurring Actions                                              (2.1)
PIT/Sales Tax Temporary Surcharge Phase-out                               (0.6)
Clothing Exemption                                                        (0.4)
All Other Revenue Changes                                                 (0.9)
Medicaid                                                                  (1.6)
School Aid                                                                (0.6)
Pension Costs                                                             (0.4)
All Other Spending Growth                                                 (1.3)
--------------------------------------------------------------------------------
2005-06 Projected Budget Gap                                              (5.7)
--------------------------------------------------------------------------------



Outyear Receipts. Receipts in 2005-06 are projected to decrease by $912 million from the current year. Underlying revenue growth of $2.2 billion (4.8%) in 2004-05 revenue growth is offset by decreases attributable to the loss of several one-time revenues ($308 million from the 2003-04 surplus; $225 million from SONYMA; $182 million in tobacco settlement payments; $170 million from the City of New York related to the LGAC/STARC transaction; $100 million from the Port Authority of New York and New Jersey; $97 million from fund sweeps; $50 million from the legislation to reverse the effect of the "Meyers" decision to eliminate delays in collecting tax payments and $50 million from the continuation of bond issuance changes). In addition, revenues decline due to the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($621 million), the change in the clothing exemption ($429 million), the final use of the tobacco securitization proceeds ($400 million) and transfers for the Revenue Bond Tax Fund (RBTF) for increasing debt service costs and STAR for local property tax relief ($333 million).



--------------------------------------------------------------------------------
           Sources of Annual Increase/(Decrease) in Projected Receipts
                              (millions of dollars)

                                                                         2005-06
                                                                         -------
Total Receipts Change                                                      (912)
Revenue Growth                                                            2,230
Loss of Nonrecurring Revenues                                            (1,182)
PIT/Sales Tax Temporary Surcharge Phase-out                                (621)
Clothing Exemption                                                         (429)
Final Use of Tobacco Proceeds                                              (400)
Revenue Bond Tax Fund                                                      (174)
STAR Fund Transfer                                                         (159)
Additional Tax Cuts                                                         (49)
All Other                                                                  (128)
--------------------------------------------------------------------------------



Outyear Disbursements. Spending is projected to increase by $4.8 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings, and growth in Medicaid, school aid, social services, higher education, mental hygiene, and employee benefits. The assumptions behind the current projections are summarized below.

The use of nonrecurring actions in 2004-05 is expected to add roughly $883 million in costs in 2005-06, as resources to lower spending are no longer available. The major components include bonding of capital spending ($378 million), the use of additional Empire Conversion proceeds ($200 million), delayed Medicaid cycle payments ($190 million), and availability of Federal Welfare Funds ($115 million).

--------------------------------------------------------------------------------
Sources of Annual Increase/(Decrease) in Projected Disbursements (millions of dollars)

                                                                         2005-06
                                                                         -------
Total Disbursements Change                                                4,893
Loss of Nonrecurring Actions
   Bonding of Capital Spending                                              378
   Empire Conversion Proceeds                                               200
   Delay of Medicaid Cycle                                                  190
   Use of Federal Welfare Funds                                             115
Spending Growth
   Medicaid                                                               1,648
   School Aid                                                               646
   Social Services                                                          381
   Higher Education                                                         163
   Pension Costs                                                            429
   Employee Health Insurance                                                335
   All Other                                                                408
--------------------------------------------------------------------------------



Growth in Medicaid of $1.6 billion in 2005-06 is attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for a projected increase of nearly half of the overall growth. This estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition to this growth, the expiration of a temporary 2.95% Federal share increase will result in $220 million in higher State share spending in 2005-06. The remaining growth includes $242 million ($49 million in 2004-05 growing to $291 million in 2005-06 and $468 million in 2006-07) to finance the continued phase-in of the State takeover of local government FHP costs, and various other changes including the planned repayment of a 2002-03 loan from HCRA and the discontinuation of certain county shares adjustments.

The school aid projections assume growth in expense-based programs and other selected aid categories. On a State fiscal year basis, school aid spending is projected to grow by $646 million in 2005-06. The school year basis growth is estimated at roughly $350 million in 2005-06 and $250 million in 2006-07, however these increases do not reflect additional spending for CFE as the Legislature did not address this issue in the 2004-05 Enacted Budget. Social services spending is projected to increase by $381 million in 2005-06 primarily due to projected increases in both the family assistance caseload (4.7%) and single adult/childless couples caseload (10%), as well as growth in expenditures per person (3%). Spending for higher education programs in 2005-06 ($163 million) is largely attributable to projected growth in CUNY and SUNY operating costs.

State pension costs are anticipated to grow $429 million in 2005-06, due to prior year pension fund investment losses that have significantly increased the employer contribution rate to the New York State and Local Retirement Systems and the impact of amortizing a portion of the 2004-05 pension bill. The projections reflect employer costs of roughly 10.5% of payroll in 2005-06 and 12.5% in 2006-07. Rising employee health care costs of $335 million in 2005-06 assume 15% annual premium increases. All other spending growth is comprised of inflationary spending increases across numerous local assistance programs, cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions ($199 million in 2005-06) and normal salary step increases and non-personal service increases (roughly $125 million).

Cash Flow. In 2004-05, while certain daily cash balances have been low, General Fund month-end balances have been strong. Accordingly, DOB projects positive quarterly balances of $2.2 billion in September, $1.3 billion by the end of December 2004, and $1.1 billion at the end of March 2005 (including Fiscal Management Plan savings). The lowest projected month-end cash flow balance is $1.0 billion in November 2004. See the tables later in this AIS for monthly cash flow projections. The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which comprises of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

OSC is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month that must be repaid by month end.

This authorization was utilized in May 2004 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended May 2004 with a positive cash balance of $1.2 billion.

GAAP Financial Plans. DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP operating results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board (GASB) Statement 34. GASB 34 has significantly changed the presentation of GAAP financial information for state and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. Based on the new GASB 34 presentation, the State had a net positive asset condition on March 31, 2004 of $39.1 billion, a decrease of $3.3 billion from the prior year.

In the General Fund, the State ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is attributable primarily to a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, from $400 million of tobacco proceeds received in 2003-04 but which were reserved for 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million.

The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2004-05 Governmental Funds Financial Plans. The following sections summarize the receipts and disbursement activity within the four major fund types that comprise the All Governmental Fund type: General Fund, Special Revenue Funds
(SRFs), Capital Projects Funds (CPFs) and Debt Service Funds (DSFs).

General Fund. The General Fund receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues. In 2004-05, the projected General Fund receipts of $42.7 billion, disbursements of $43.0 billion (including transfers), and $434 million in savings from a Fiscal Management Plan. The General Fund is projected to end the 2004-05 fiscal year with a $1.1 billion fund balance, comprising $794 million in the Tax Stabilization Reserve Fund, $312 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund for litigation.

Receipts. Total General Fund receipts in support of the 2004-05 Financial Plan are projected to be $42.7 billion, an increase of $328 million (0.8%) from 2003-04. This total includes $31.6 billion in Taxes, $2.4 billion in Miscellaneous Receipts, and $8.6 billion in Transfers from Other Funds. The increase largely reflects the combined impact of an improving economy and net-revenue increases adopted this year and with the 2003-04 budget, offset by the loss of the one-time benefit of tobacco securitization receipts in 2003-04 ($4.2 billion).



------------------------------------------------------------------------------------------
                                      General Fund Receipts
                                      (millions of dollars)
------------------------------------------------------------------------------------------
                                               2004-05   Annual $   Annual %   Change from
                             2003-04 Actuals   Enacted    Change     Change       30-Day
------------------------------------------------------------------------------------------
Personal Income Tax               15,774        18,490     2,716      17.2%        (11)
------------------------------------------------------------------------------------------
User Taxes and Fees                7,979         8,679       700       8.8%        297
------------------------------------------------------------------------------------------
Business Taxes                     3,413         3,714       301       8.8%          5
------------------------------------------------------------------------------------------
Other Taxes                          768           764        (4)     -0.5%          2
------------------------------------------------------------------------------------------
Miscellaneous Receipts (1)         5,917         2,438    (3,479)    -58.8%        351
------------------------------------------------------------------------------------------
Federal Grants (1)                   654             0      (654)   -100.0%          0
------------------------------------------------------------------------------------------
Transfers From Other Funds
------------------------------------------------------------------------------------------
Revenue Bond Fund                  5,244         5,612       368       7.0%        (10)
------------------------------------------------------------------------------------------
LGAC Fund                          1,971         2,158       187       9.5%         97
------------------------------------------------------------------------------------------
CW/CA Fund                           307           246       (61)    -19.9%          0
------------------------------------------------------------------------------------------
All Other                            300           554       254      84.7%         78
------------------------------------------------------------------------------------------
Total Receipts                    42,327        42,655       328       0.8%        809
------------------------------------------------------------------------------------------



(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.



Personal Income Tax. General Fund PIT receipts are projected to increase by $2.7 billion (17.2%) from 2003-04. This is due to continued economic improvement in 2004, enactment of a three-year temporary tax increase from 2003 to 2005, and a robust settlement for 2003 tax returns. This amount is slightly offset by a larger deposit into the PIT Refund Reserve Account and a higher deposit into the RBTF. The preliminary results of the 2003 PIT settlement from April and May, and overall results through August, have required some modifications within the cash components of the income tax, but have no net impact on 2004-05 estimates. More specifically, extension payments filed with 2003 tax returns have been increased by $425 million, while final payments filed with 2003 tax returns have been reduced by $110 million and the refund estimate has been increased by $315 million. General Fund PIT receipts, including refund reserve transactions, are expected to be reduced by $11 million from the Executive Budget estimate. This reflects a $32 million loss in net revenue actions, including an expansion of the long term care credit and a new film production credit, offset by $21 million in additional resources from the 2003-04 actual results (increasing income tax receipts through the PIT Refund Reserve Account).

User Taxes and Fees. User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2004-05 are projected to total $8.7 billion, an increase of $700 million (8.8%) from reported 200.

The projected growth in sales tax cash receipts of $777 million (10.7%) is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25%) and a change in the clothing and footwear exemption. The Enacted Budget postponed the exemption on items of clothing and footwear for one year, until May 31, 2005, and replaced it with two temporary one-week exemptions with the same $110 thresholds - one beginning in August 2004 and another in January 2005. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 5.5%. The decline in General Fund cigarette tax receipts of $8 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are expected to rise by $297 million from the Executive Budget estimates. This increase mainly reflects tax actions contained in the Enacted Budget and improvements in cash collections through August.

Business Taxes. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2004-05 are projected to total $3.7 billion, an increase of $301 million (8.8%) from 2003-04 collections. This increase is primarily due to the continued economic recovery as reflected in the corporate franchise tax. Business tax receipts for 2004-05 have been revised up by $5 million from the Executive Budget level, to reflect the Legislature's rejection of an Executive Budget proposal to allow biotechnology companies to transfer net operating losses. Corporation and utilities taxes, bank tax, and insurance franchise tax receipts remain unchanged from Executive Budget estimates.

Other Taxes. Other tax receipts are now projected to total $764 million, which is $4 million below last year's amount, but $2 million above the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collection from resources.

Miscellaneous Receipts. Miscellaneous receipts are expected to reach nearly $2.4 billion, a decrease of $3.5 billion from the 2003-04 actuals. After adjusting for the receipt of one-time tobacco securitization moneys ($4.2 billion) in 2003-04, the annual increase is projected at $721 million. This increase is primarily due to the acceleration of $225 million in housing SONYMA balances from 2005-06 into 2004-05, and the receipt of $182 million from the Tobacco Settlement Fund.

The increase in miscellaneous receipts of $351 million from the Executive Budget estimate is primarily attributable to the early collection of housing SONYMA balances and the NYC payment of $170 million for LGAC/STARC, offset by legislative rejection of several proposed increases in licenses and fees.

Transfers From Other Funds. Transfers from Other Funds are expected to total $8.6 billion, an increase of $748 million from 2003-04. This annual increase is comprised of higher transfers from the RBTF Fund ($368 million), the LGAC Fund ($187 million), and all other funds ($254 million), offset by lower transfers form the Clean Water/Clean Air (CW/CA) Fund ($61 million). Compared to the Executive Budget estimates, Transfers from Other Funds increased by $165 million.

PIT receipts in excess of RBTF debt service costs is projected to total $5.6 billion in 2004-05, an increase of $368 million from last year and a decrease of $10 million from the Executive Budget estimate. The annual increase is primarily attributable to higher dedicated PIT receipts ($475 million), including legislative tax increases, offset by increased debt service requirements ($107 million). Transfers from sales tax in excess of LGAC debt service costs are projected to total $2.2 billion in 2004-05, an increase of $187 million from the prior year and $97 million from the Executive Budget estimate. These changes are primarily due to the legislation altering the permanent exemption on items of clothing and footwear for one year.

Real estate taxes in excess of CW/CA debt service costs are projected at $246 million in 2004-05, a decrease of $61 million from 2003-04, primarily resulting from a decrease in projected tax receipts ($49 million). The 2004-05 Enacted Budget estimate is unchanged from the Executive Budget estimate. All other transfers are projected to total $554 million in 2004-05, an annual increase of $254 million. This is due primarily to nonrecurring fund sweeps ($100 million) and transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million). Compared to the Executive Budget estimate, all other transfers increased by $78 million primarily due to additional transfers from SUNY and CUNY to reimburse General Fund equipment costs.

Revenue Actions. The 2004-05 Enacted Budget contains over $178 million in All Governmental Funds revenue actions in the 2004-05 State fiscal year, including:

Revenue Enhancements:

..    Provide a temporary (two-year) increase in the fixed dollar minimum amounts under the corporate franchise tax ($40 million);
..    Create additional abandoned property collections through increased out-of-state audits ($20 million);
..    Postpone the exemption on items of clothing and footwear for one year ($83 million);
..    Include the gain from the sale of residential cooperative housing as New
     York source income from non-residents ($5 million in 2004-05, $20 million annually thereafter);
..    Allow for seven day sales of alcoholic beverages in wine and liquor stores
     ($1 million); and
..    Change various licenses and fees ($62 million).

Tax Reductions:

..    Create a new credit to provide an incentive for filmmakers to film on soundstages in New York State ($12 million in 2004-05, $25 million annually thereafter);
..    Double the existing Long-term care credit by increasing the credit from 10 to 20% of premiums ($18 million);
..    Increase the aggregate limit for the low-income housing credit from $4 million to $6 million ($2 million);
..    Create a credit or refund for water taxis under the sales tax ($100,000);
     and
..    Provide a new exemption for maintenance and certain other services performed on private aircraft under the sales tax ($400,000).

In addition, several revenue actions with outyear implications were included in the 2004-05 Enacted Budget, including:

Revenue Enhancement:

..    Require companies, including affiliates, entering into contracts with the
     State to comply with various sales and use tax obligations ($12.5 million in 2005-06 and $25 million annually thereafter).

Tax Reductions:

..    Expand the Brownfields program ($30 million annually, beginning in
     2005-06); and
..    Establish a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2006-07).

Disbursements. The State projects General Fund disbursements of $43.0 billion in 2004-05, an increase of $974 million (2.3%) from the current year, and $1.1 billion from the Executive Budget level. These changes are discussed in more detail below.



-----------------------------------------------------------------------------------
                             General Fund Disbursements
                                (millions of dollars)
-----------------------------------------------------------------------------------
                              2003-04   2004-05   Annual $   Annual %   Change from
                              Actuals   Enacted    Change     Change       30-Day
-----------------------------------------------------------------------------------
Grants to Local Governments    27,420    29,392     1,972        7.2%        921
-----------------------------------------------------------------------------------
State Operations                7,056     7,501       445        6.3%        250
-----------------------------------------------------------------------------------
General State Charges           3,214     3,671       457       14.2%         19
-----------------------------------------------------------------------------------
Transfers to Other Funds
-----------------------------------------------------------------------------------
   Debt Service                 1,474     1,737       263       17.8%        (11)
-----------------------------------------------------------------------------------
   Capital Projects               225       196       (29)     -12.9%          9
-----------------------------------------------------------------------------------
   All Other                      776       542      (234)     -30.2%        (45)
-----------------------------------------------------------------------------------
2002-03 Payment Deferrals       1,900         0    (1,900)    -100.0%          0
-----------------------------------------------------------------------------------
Total Disbursements            42,065    43,039       974        2.3%      1,143
-----------------------------------------------------------------------------------



Grants to Local Governments. Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $29.4 billion in 2004-05, an increase of $2.0 billion (7.2%) from the prior year. This spending increase is primarily attributable to higher spending in Medicaid ($463 million), Higher Education Services Corporation ($352 million), school aid ($466 million), special education programs ($132 million), Office of Children and Family Services ($61 million) and the community projects fund ($58 million).

Local assistance spending increased by $921 million from the Executive Budget level. This increase is primarily due to legislative restorations and adds in school aid ($309 million), Medicaid ($200 million), and higher education ($272 million).

State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.5 billion in 2004-05, an increase of $445 million (6.3%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73% of State Operations spending. The remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

The projected annual increase in State Operations costs includes higher spending of $225 million (with additional costs of $49 million in fringe benefits for a total of $274 million) resulting from the ratification of several State employee union labor contracts, which included provisions for a nonrecurring lump sum payment and salary increases of 2.5%. In addition, an extra institutional payroll occurring in 2004-05 increases spending by $130 million. Compared to the Executive Budget estimate, projected State Operations spending increased by $250 million primarily attributable to the impact of the collective bargaining agreements, which was not included in the

Executive Budget projections ($225 million). The State's Executive agency all funds workforce is projected to total 187,900 by the end of 2004-05, level with the current year.

General State Charges. General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for GSCs is projected to be $3.7 billion in 2004-05, an increase of $457 million (14.2%) over the prior year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $225 million to $2.1 billion), higher costs related to employer pension contributions (an increase of $159 million to $654 million) and $49 million in fringe benefit increases relating to collective bargaining settlements. Compared to the Executive Budget estimates, GSC spending increased by $19 million.

Transfers to Other Funds. Transfers to Other Funds are projected to total $2.5 billion in 2004-05 and includes General Fund transfers to support debt service ($1.7 billion), capital projects ($196 million), and other funds ($542 million).

The net increase in the General Fund transfers for debt service of $263 million (17.8%) from 2003-04 is primarily attributable to higher debt service costs for education (including SUNY and CUNY), corrections, the Metropolitan Transportation Authority (MTA), housing, and the environment, offset by significant savings from refundings and the use of variable rate bonds and interest rate exchange agreements. The $11 million decrease from the Executive Budget estimate reflects modest reestimates. The $29 million (12.9%) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending. Compared with Executive Budget estimates, transfers in support of capital projects have increased by $9 million.

All other transfers are projected to decline by $234 million (30.2%) in 2004-05 primarily due to a nonrecurring transfer to the HCRA Special Revenue Fund to finance 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04 ($41 million). Compared with Executive Budget estimates, all other transfers have declined by $45 million.

Special Revenue Funds. SRFs receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received). In 2004-05 the Special Revenue Funds Cash Financial Plan projects total receipts of $51.0 billion, total disbursements of $51.8 billion, and net other financing sources of $246 million, resulting in an operating deficit of $557 million. This operating result primarily reflects the transfer of Federal moneys to the Tobacco Control and Insurance Initiatives Pool in 2004-05, which were received in 2003-04 and reflected in the SRFs opening fund balance ($289 million), and use of prior-year cash balances to support current-year spending.

Receipts. Total SRF receipts are projected to be $51.0 billion, an increase of $906 million (1.8%) from 2003-04. The annual growth is due to increases in taxes ($316 million) and miscellaneous receipts ($739 million), offset by a decrease in Federal grants ($149 million). Compared to Executive Budget estimates, projected SRF receipts increased by $295 million primarily attributable to increased Federal grants ($547 million) offset by decreased miscellaneous receipts ($226 million) and taxes ($26 million). These changes are described in more detail below.



-----------------------------------------------------------------------------------------------------
                                     Special Revenue Funds Receipts
                                          (millions of dollars)
-----------------------------------------------------------------------------------------------------
                                                                               Annual %   Change From
                         2003-04 Actuals   2004-05 Enacted   Annual $ Change    Change       30-Day
-----------------------------------------------------------------------------------------------------
Taxes                          4,442             4,758             316            7.1%        (26)
-----------------------------------------------------------------------------------------------------
Miscellaneous Receipts        10,517            11,256             739            7.0%       (226)
-----------------------------------------------------------------------------------------------------
Federal Grants                35,121            34,972            (149)          -0.4%        547
-----------------------------------------------------------------------------------------------------
Total Receipts                50,080            50,986             906            1.8%        295
-----------------------------------------------------------------------------------------------------



Taxes. Tax receipts in the SRF are projected to be $4.8 billion, an increase of $316 million (7.1%) from 2003-04, driven primarily by taxes dedicated to support the STAR program ($199 million) and the Dedicated Mass Transportation Trust Fund ($116 million). Projected SRF tax receipts declined from the Executive Budget level due to the Legislature's rejection of both a new surcharge on sales tax proposed to support the New York State Wireless

Telephone Emergency Service program ($38 million) offset by the inflationary adjustment to the STAR program ($20 million).

Miscellaneous Receipts. Miscellaneous receipts are projected to be $11.3 billion, an increase of $739 million (7.0%) from 2003-04. The annual growth is primarily due to additional transfers from the "off-budget" HCRA pools, including Empire conversions ($350 million), higher lottery receipts ($212 million) and SUNY tuition revenues ($91 million). Compared to the Executive Budget estimate, projected SRF miscellaneous receipts declined by $226 million. This decline is primarily attributable to the Legislature's rejection of Executive Budget proposals to restore assessments on hospital, home care and nursing home revenues ($264 million).

Federal Grants. Federal grants are projected to be $35 billion, a decrease of $149 million from 2003-04 actuals and an increase of $547 million from the Executive Budget estimate. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described later in this report; however, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances resulted. Major program areas projected to grow significantly from 2003-04 levels include Medicaid and welfare.

Disbursements. Total SRF disbursements are projected to be $51.8 billion, an increase of $1.9 billion (3.9%) from 2003-04. The annual growth is due primarily to increases in Grants to Local Governments ($1.5 billion) and State Operations ($341 million). Compared to the Executive Budget estimate, projected SRF disbursements increased by $669 million, attributable primarily to increased Grants to Local Governments ($464 million) and State Operations ($180 million) spending. The disbursements changes are described in more detail below.



-----------------------------------------------------------------------------------
                       Special Revenue Funds Disbursements
                              (millions of dollars)
-----------------------------------------------------------------------------------
                              2003-04   2004-05   Annual $   Annual %   Change From
                              Actuals   Enacted    Change     Change       30-Day
-----------------------------------------------------------------------------------
Grants to Local Governments    41,368    42,895    1,527        3.7%        464
-----------------------------------------------------------------------------------
State Operations                7,866     8,207      341        4.3%        180
-----------------------------------------------------------------------------------
General State Charges             601       686       85       14.1%         26
-----------------------------------------------------------------------------------
Capital Projects                    9         1       (8)     -88.9%         (1)
-----------------------------------------------------------------------------------
Total Disbursements            49,844    51,789    1,945        3.9%        669
-----------------------------------------------------------------------------------



Grants to Local Governments. Grants to Local Government SRF disbursements are projected to be $42.9 billion, an increase of $1.5 billion (3.7%) from 2003-04. The annual growth is primarily due to projected growth in Medicaid ($1.3 billion), school aid ($307 million), and STAR ($199 million). Compared to the Executive Budget estimate, Grants to Local Governments disbursements increased by $464 million. This increase is primarily attributable to several Medicaid proposals rejected by the Legislature, including various cost containment and savings initiatives ($410 million), and the use of VLT revenues to support school aid increases ($240 million) offset by the Legislature's elimination of appropriations to implement the Help America Vote Act ($118 million).

State Operations. State Operations SRF disbursements are projected to be $8.2 billion, an increase of $341 million (4.3%) from 2003-04 and $180 million from the Executive Budget estimates. These increases are primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($104 million).

General State Charges. GSCs SRF disbursements are projected to be $686 million, an increase of $85 million (14.1%) from 2003-04. Growing employer pension contributions and higher employee health insurance costs account for most of the annual growth in GSCs. Compared to the Executive Budget estimate, GSCs disbursements increased by $26 million primarily due to the impact of the collective bargaining agreements.

Other Financing Sources/(Uses). Transfers from Other Funds are projected to be $3.1 billion, a decrease of $310 million (9.0%) from 2003-04. The annual decline is primarily due to a nonrecurring General Fund transfer to the HCRA fund in 2003-04 ($128 million) and a reduction in available patient care revenues ($101 million). Compared to the Executive Budget estimate, projected Transfers from Other Funds decreased by $33 million, reflecting modest reestimates.



-------------------------------------------------------------------------------------------
              Special Revenue Funds Other Financing Sources (Uses)
                              (millions of dollars)
-------------------------------------------------------------------------------------------
                                                2004-05   Annual $   Annual %   Change From
                              2003-04 Results   Enacted    Change     Change       30-Day
-------------------------------------------------------------------------------------------
Transfers From Other Funds         3,447         3,137      (310)      -9.0%        (33)
-------------------------------------------------------------------------------------------
Transfers To Other Funds          (2,539)       (2,891)     (352)      13.9%        (72)
-------------------------------------------------------------------------------------------
Net Other Financing Sources          908           246      (662)     -72.9%       (105)
-------------------------------------------------------------------------------------------

Transfers to Other Funds are estimated to be $2.9 billion, an increase of $352 million (13.9%) from 2003-04. The annual growth is due to nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million), and various other fund sweeps to the General Fund ($100 million). Compared to the Executive Budget estimate, projected Transfers to Other Funds increased by $72 million primarily due to additional transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($94 million) offset by a reduction in the expected revenues from the Waste Tire Management and Recycling Program ($34 million).

Capital Projects Funds. The CPF group accounts for spending from the CPF, which is supported by a transfer from the General Fund, and spending from other funds for specific purposes, including transportation, mental health, housing, public protection, education and the environment. Other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain public authorities) and Federal grants disbursements in the CPF group.

The following tables for CPFs reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by the State Comptroller in actual cash spending results, although it is reflected in the GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Capital spending for these types of programs was $861 million in 2003-04 and is projected to grow to nearly $1.1 billion in 2004-05. It includes spending for local transportation projects for the Consolidated Highway Improvement Program (CHIPs), education projects for CUNY higher education facilities, SUNY community colleges and dormitory facilities, the Department of Mental Hygiene and a variety of economic development programs. These receipts and disbursements are included in this section in order to present a comprehensive overview of State capital projects spending. The CPFs table also includes a spending adjustment of $400 million to reflect anticipated underspending in 2004-05 that is expected to occur across all agencies and financing sources based on lower 2003-04 results.

Receipts. CPF receipts include tax receipts from highway-related taxes earmarked to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes that are designated for the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.



----------------------------------------------------------------------------
                         Capital Projects Funds Receipts
                              (millions of dollars)
----------------------------------------------------------------------------
                                                                     Change
                          2003-04   2004-05   Annual $   Annual %   From 30-
                          Actuals   Enacted    Change     Change       Day
----------------------------------------------------------------------------
Taxes                      1,756     1,795        39        2.2%       (10)
----------------------------------------------------------------------------
Miscellaneous Receipts     3,029     3,077        48        1.6%      (664)
----------------------------------------------------------------------------
Federal Grants             1,548     1,864       316       20.4%        24
----------------------------------------------------------------------------
Total Receipts             6,333     6,736       403        6.4%      (650)
----------------------------------------------------------------------------
Accounting Adjustment       (861)   (1,090)     (229)      26.6%       220
----------------------------------------------------------------------------
Financial Plan Receipts    5,472     5,646       174        3.2%      (430)
----------------------------------------------------------------------------



Taxes. The $39 million increase in 2004-05 taxes from 2003-04 actuals is attributable to increases in Dedicated Highway and Bridge Trust Fund receipts, as the EPF receives a statutory dedication of $112 million annually from the real estate transfer tax. The $10 million reduction in dedicated taxes from the Executive Budget estimate is attributable to reestimated Dedicated Highway and Bridge Trust Fund receipts.

Miscellaneous Receipts. The $48 million increase in miscellaneous receipts from 2003-04 is primarily attributable to increases in spending for capital programs which are reimbursed or financed directly with bond proceeds, including education and general government ($245 million), and the environment ($100 million), offset by a reduction in bond proceeds to reimburse transportation ($200 million) and economic development spending (74). Compared to the Executive Budget estimate, miscellaneous receipts are projected to decrease by $664 million and are attributable primarily to increases in bond-financed spending added by the Legislature for CHIPs and increases in bond proceeds to reimburse transportation spending ($112 million), offset by a reduction in bond proceeds to reimburse the Higher Education Facilities Capital Matching Grants Program that was vetoed ($30 million) and reestimates in bonded education spending ($30 million) also included in this change is a $400 million reduction to reflect reduced receipts based on actual 2003-04 results.

Federal Grants. The $316 million increase in Federal Funds over the prior year reflects increases in Federal support for transportation, and the $24 million increase in Federal Funds compared to the Executive Budget estimate reflects reestimates to Federal support for transportation.

Disbursements. Compared to 2003-04, total CPFs spending is projected to increase $397 million, or about 9.0%, and is primarily attributable to increases in transportation spending for highways and bridges spending ($392 million); environment spending for the State Superfund Program, the EPF, and the Hudson River Park ($99 million); spending for a variety of economic development programs, including Centers of Excellence, Empire Opportunity Fund, Gen*NY*sis, RESTORE and the New Regional Economic Growth Program ($260 million); education spending for SUNY, CUNY, RESCUE, and the Capital Transition Grant Program ($128 million); public protection and mental health spending to support the maintenance and preservation of infrastructure at correctional facilities and institutional and community-based mental health institutions ($15 million); general government spending to support the construction and renovation of State office buildings and $110 million in spending for local public safety answering point equipment upgrades for wireless E-911 service ($110 million); and increased Federal spending for homeland security ($43 million); offset by a $21 million decrease in health and social welfare spending, a $229 million increase in the accounting adjustment primarily attributable to increases in bond-financed spending for economic development programs ($135 million) and CHIPs ($56 million). The almost $1.1 billion accounting adjustment in spending financed with authority bonds reflect capital projects activity for which certain capital spending is not reported by OSC in cash financial statements, although it is reflected in the GAAP Financial Statements. These programs are financed directly from bond proceeds, rather than in the first instance by a short-term loan from the STIP or cash from the General Fund.



--------------------------------------------------------------------------------------
                      Capital Projects Funds Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------------
                                 2003-04   2004-05   Annual $   Annual %   Change From
                                 Actuals   Enacted    Change     Change       30-Day
--------------------------------------------------------------------------------------
Transportation                    3,219     3,611       392       12.2%         73
--------------------------------------------------------------------------------------
Education                           640       768       128       20.0%        (39)
--------------------------------------------------------------------------------------
Parks and Environment               568       667        99       17.4%         18
--------------------------------------------------------------------------------------
Economic Development and Govnt
   Oversight                        215       475       260      120.9%       (327)
--------------------------------------------------------------------------------------
Mental Health                       297       298         1        0.3%          0
--------------------------------------------------------------------------------------
Public Protection                   201       215        14        7.0%          0
--------------------------------------------------------------------------------------
Health and Social Welfare           149       128       (21)     -14.1%          0
--------------------------------------------------------------------------------------
General Government/Other            108       261       153      141.7%          1
--------------------------------------------------------------------------------------
Anticipated Underspending           N/A      (400)     (400)     100.0%       (400)
--------------------------------------------------------------------------------------
Total Disbursements               5,397     6,023       626       11.6%       (674)
--------------------------------------------------------------------------------------
Accounting Adjustment              (861)   (1,090)     (229)      26.6%        220
--------------------------------------------------------------------------------------
Financial Plan Disbursements      4,536     4,933       397        8.8%       (454)
--------------------------------------------------------------------------------------



Compared to the Executive Budget estimate, CPF spending is projected to decrease by $454 million which is attributable to $400 million in lower spending based on actual 2003-04 results, increases in spending from legislative adds to the Enacted Budget and reestimates ($84 million), and a decrease in other spending financed with bond proceeds ($138 million). The $84 million increase in spending reflects a $72 million increase in transportation spending from reestimates ($43 million) and legislative adds to CHIPs ($28 million); an $18 million increase in spending for parks and the environment attributable to legislative adds ($20 million) offset by reestimates to spending in parks ($2 million), reestimates to spending for economic development programs and homeland security ($33 million); offset by a $38 million decrease in education, attributable to reestimates to spending for RESCUE ($35 million) and other higher education spending ($43 million), and by the veto of the Higher Education Facilities Capital Matching Grants Program ($30 million).

Other Financing Sources (Uses). The $20 million decrease in transfers from other funds from 2003-04 is attributable to a decrease in the transfer from the General Fund to the CPF ($47 million), which supports pay-as-go capital spending in a variety of agencies, and a decrease in the transfer from the Transportation Safety Account to the Dedicated Highway and Bridge Trust Fund ($5 million); offset by transfers from the General Fund to the Hazardous Waste Remedial Transfer Fund ($15 million), from the License Fee Surcharge Account to the Hazardous Waste Remedial Transfer Fund ($14 million), and from the SUNY Dormitory Income Account to the SUNY Dormitory Rehabilitation Fund ($4 million).

--------------------------------------------------------------------------------------
              Capital Projects Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------------
                                 2003-04   2004-05   Annual $   Annual %   Change From
                                 Results   Enacted    Change     Change       30-Day
--------------------------------------------------------------------------------------
Transfers From Other Funds          254       234      (20)       -7.9%          9
--------------------------------------------------------------------------------------
Transfers To Other Funds         (1,028)   (1,124)     (96)        9.3%        (16)
--------------------------------------------------------------------------------------
Bond Proceeds                       140       193       53        37.9%         62
--------------------------------------------------------------------------------------
Net Other Financing Sources
   (Uses)                          (634)     (697)     (63)        9.9%         55
--------------------------------------------------------------------------------------



The $96 million increase in CPF transfers to other funds primarily reflect increases in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General DSF for debt service paid on Dedicated Highway and Bridge Trust Fund and CHIPs bonds ($106 million) and the transfer from the Hazardous Waste Remedial Fund to the General Fund ($27 million); offset by the transfer from the EPF to the General Fund ($46 million). The $53 million increase in bond and note proceeds reflect the receipt of General Obligation CW/CA Bonds to reimburse the CPF for environment spending. The $62 million increase is due to a reestimate of CW/CA spending.

Debt Service Funds. All tax-financed State debt service on long-term debt and payments on certain lease-purchase or other contractual obligations are paid from DSF. These account for the accumulation of money for, and the payment of principal and interest on, general long-term debt and certificates of participation. Lease purchase payments for SUNY, Health and Mental Hygiene facilities under contractual agreements with public authorities are also paid from funds classified as DSFs. Debt service on highway bonds supported by dedicated highway revenues is also reflected in this fund type. DSF revenue sources include transfers from the General Fund, dedicated taxes and other revenues. In 2004-05 the DSFs Cash Financial Plan projects total receipts of $9.4 billion, total disbursements of $3.9 billion, and net other financing sources (uses) of $5.5 billion, resulting in an operating deficit of $19 million.

The DSFs are projected to end the 2004-05 fiscal year with a fund balance of $155 million. This balance primarily reflects amounts statutorily and contractually required to be set aside for debt service payments in the next fiscal year, including $89 million in the SUNY Dormitory Income Fund and $40 million in the Mental Health Services Fund.

Receipts. Total DSF receipts are projected to be $9.4 billion, an increase of $469 million (5.3%) from 2003-04. The annual growth is due to increases in taxes ($632 million) offset by a decrease in miscellaneous receipts ($163 million). Compared to the Executive Budget estimates, projected DSF receipts increased by $89 million, all of which is attributable to increased taxes. These changes are described in more detail below.



------------------------------------------------------------------------------
                           Debt Service Funds Receipts
                              (millions of dollars)
------------------------------------------------------------------------------
                         2003-04   2004-05   Annual $   Annual %   Change From
                         Actuals   Enacted    Change     Change       30-Day
------------------------------------------------------------------------------
Taxes                     8,122     8,754       632        7.8%         90
------------------------------------------------------------------------------
Miscellaneous Receipts      810       647      (163)     -20.1%          0
------------------------------------------------------------------------------
Total Receipts            8,932     9,401       469        5.3%         90
------------------------------------------------------------------------------



Taxes. The $632 million (7.8%) increase in taxes deposited to the DSF from 2003-04 is attributable primarily to growth in dedicated PIT receipts deposited to the RBTF ($475 million) and the growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($207 million), offset by decreases in real estate transfer taxes deposited to the CW/CA Fund ($49 million). Compared to the Executive Budget estimate, projected taxes deposited to the DSF increased by $89 million, reflecting an increase in the growth of dedicated sales and use tax receipts ($96 million) offset by a modest reduction in dedicated PIT receipts ($7 million).

Miscellaneous Receipts. The projected decrease in miscellaneous receipts of $163 million (20.1%) from 2003-04 is primarily attributable to reduced funding of the Debt Reduction Reserve Fund ($53 million) and reduced miscellaneous receipts from health and mental health patient income ($109 million) and housing ($16 million) programs, offset by modest increases in receipts from SUNY dormitory fees ($15 million). Miscellaneous receipts remain unchanged from the Executive Budget.

Disbursements. Total disbursements from the DSF are projected to increase from $3.4 billion in 2003-04 to $3.9 billion in 2004-05. The $561 million increase (16.7%) is due to growth in debt service costs from previous and planned bond sales offset by savings from debt management efforts, including refundings, and the use of variable rate bonds and interest rate exchange agreements. The $9 million reduction in disbursements from the Executive

Budget estimate reflects modest reestimates in projected debt service costs, debt service savings as a result of vetoing the $350 million Higher Education Facilities Capital Matching Grant Program, offset by an increase in debt service costs for the $35 million added to CHIPs.



-----------------------------------------------------------------------------------
                        Debt Service Funds Disbursements
                              (millions of dollars)
-----------------------------------------------------------------------------------
                            2003-04     2004-05   Annual $   Annual %   Change From
                            Actuals     Enacted    Change     Change       30-Day
-----------------------------------------------------------------------------------
General Debt Service Fund    2,751       3,223      472        17.2%        (6)
-----------------------------------------------------------------------------------
LGAC                           296         316       20         6.8%         4
-----------------------------------------------------------------------------------
Mental Health                  165         264       99        60.0%         5
-----------------------------------------------------------------------------------
All Other                      148         118      (30)      -20.3%        (1)
-----------------------------------------------------------------------------------
Total Disbursements          3,360       3,921      561        16.7%         2
-----------------------------------------------------------------------------------



General Debt Service Fund. Spending from the General DSF is projected to increase by $472 million (17.2%) from 2003-04 and reflects an increase in the transfer from the General Fund and other funds to support the debt service on bonds for various capital programs including corrections, SUNY and CUNY, MTA transportation, housing, and environmental ($284 million), spending from the RBTF to support debt service on State PIT Revenue Bonds ($143 million), and spending for debt service supported by dedicated sources of taxes and fees from the Dedicated Highway and Bridge Trust Fund ($45 million).

LGAC. The Local Government Assistance Tax Fund is projected to receive $2.5 billion in 2004-05 from the dedicated one-cent statewide sales tax. Debt service costs on LGAC bonds are projected at $316 million in 2004-05, an increase of $20 million (6.8%) from the prior year. These payments reflect LGAC debt service requirements only, and do not reflect any local aid payments to New York City after these debt service obligations are met, which are reflected in the local assistance portion of the budget.

Mental Health. Patient revenues of $2.6 billion deposited to the Mental Health Services Fund will satisfy debt service obligations of $264 million in 2004-05. Debt service and related costs for this program are projected to increase by $99 million (60.0%) from 2003-04 actuals. This increase is primarily due to significant savings achieved during the 2003-04 fiscal year from refundings.

All Other. All other reflects debt service spending from the Health Income Fund, Housing Debt Fund, SUNY Dormitory Income Fund, and the Debt Reduction Reserve Fund. The $30 million decrease in spending from 2003-04 is attributable to the spend out of Debt Reduction Reserve Fund moneys in 2003-04 ($53 million) and modest declines in debt service spending for housing and health ($9 million), offset by an increase in debt service for SUNY dormitory bonds ($32 million).



-----------------------------------------------------------------------------------
                Debt Service Funds Other Financing Sources (Uses)
                              (millions of dollars)
-----------------------------------------------------------------------------------
                              2003-04   2004-05   Annual $   Annual %   Change From
                              Results   Enacted    Change     Change       30-Day
-----------------------------------------------------------------------------------
Transfers From Other Funds      4,794     5,234      440        9.2%         (2)
-----------------------------------------------------------------------------------
Transfers To Other Funds      (10,349)  (10,733)    (384)       3.7%       (103)
-----------------------------------------------------------------------------------
Net Other Financing Sources    (5,555)   (5,499)      56       -1.0%       (105)
-----------------------------------------------------------------------------------



Other Financing Sources (Uses). The $440 million (9.2%) increase in Transfers from Other Funds from 2003-04 reflects increases in transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General DSF ($365 million); transfers from the Federal Health and Human Services SRFs to the Mental Health DSF ($101 million); and a net reduction in all other transfers of $26 million. Compared to the Executive Budget estimate, Transfers from Other Funds declined by $2 million.

The $384 million (3.7%) increase in Transfers to Other Funds from 2003-04 primarily reflects the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($368 million) and the Local Government Assistance Tax Fund ($187 million), offset by decreases in transfers in excess of debt service to SRFs from Mental Health and the Health DSF ($114 million), to the General Fund from the Clean Water DSF ($61 million), and modest changes in other transfers ($3 million). Transfers to Other Funds increased by $103 million from the Executive Budget estimates due to higher sales tax revenues from the LGAC Fund ($98 million).

Health Care Reform Act Financial Plan. In accordance with Chapters 62 and 686 of the Laws of 2003, the following provides the Financial Plan information regarding the HCRA receipts and disbursements for 2004-05.

Readers should refer to the Financial Plan of the 2004-05 Executive Budget - Appendix II for more detailed information.

Overview. HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. HCRA legislation expires on June 30, 2005.

The 2004-05 Executive Budget included a series of cost savings actions that were expected to produce a State Financial Plan benefit of more than $240 million in 2004-05. These proposals included reducing the cost of the EPIC Program, realigning FHP coverage consistent with private insurance policies, maximizing the use of Medicaid dollars in the financing of Graduate Medical Education costs, and eliminating unnecessary insurance pilot programs. With the exception of the Graduate Medical Education initiative, the Legislature rejected the majority of these cost savings actions. HCRA balances were not negatively impacted since the Legislature directed General Fund resources to HCRA to offset the loss of savings from the rejected actions. The Legislature also added an additional $21 million in HCRA spending in 2004-05.

The Legislature also failed to enact legislation authorizing additional insurance industry conversions resulting in the loss of $400 million in anticipated receipts in the first quarter of 2005-06. The absence of this legislation may also increase the risk that certain assumed Empire Conversion proceeds may not become available, which could trigger HCRA's General Fund Tobacco Revenue guarantee, as authorized pursuant to Chapters 62 and 686 of the Laws of 2003.

HCRA Receipts. HCRA receipts are primarily collected in the Public Goods Pool and in the Tobacco Control and Insurance Initiatives Pool. Receipts include surcharges and assessments on hospital revenues, a covered lives assessment paid by insurance carriers, a portion of cigarette tax revenues, proceeds from insurance company conversions, Federal revenues received with the renewal of the State's Medicaid managed care waiver, and Federal relief associated with the World Trade Center disaster.



--------------------------------------------------------------------------------
                             HCRA Receipts - 2004-05
                              (million of dollars)

Public Goods Pool:                                                         2,632
--------------------------------------------------------------------------------
Surcharges                                                                 1,493
Covered Lives Assessment                                                     703
Hospital Assessment (1%)                                                     217
Federal Funds/Other                                                          219
Tobacco Control and Insurance Initiatives Pool:                            2,200
--------------------------------------------------------------------------------
Empire Conversion Proceeds                                                 1,217
Cigarette Tax                                                                693
Federal Funds                                                                290
Total Receipts                                                             4,832
--------------------------------------------------------------------------------



Total receipts, estimated at $4.8 billion in 2004-05, are primarily comprised of surcharges ($1.5 billion), Empire conversion proceeds ($1.2 billion), covered lives assessment ($703 million), cigarette taxes ($693 million), Federal funds ($509 million), and hospital assessments of 1% ($217 million). Since the Executive Budget projections, HCRA receipt estimates have increased by $398 million, which reflects an additional $200 million in Empire Conversion proceeds and greater than anticipated HCRA surcharge receipts.

HCRA Disbursements. Total disbursements of nearly $4.5 billion are projected in 2004-05, an increase of $107 million since the Executive Budget projections, largely attributed to $200 million in increased transfers to Medicaid assumed in the Enacted Budget offset by spending revisions in various programs based on prior year results and current year experience.



--------------------------------------------------------------------------------
                HCRA Disbursements - 2004-05 (million of dollars)

Medicaid/Public Health Support                                             1,067
Hospital Indigent Care                                                       826
EPIC                                                                         494
Graduate Medical Education                                                   383
FHP                                                                          381
CHP                                                                          375
Workforce Recruitment/Retention                                              329
All Other                                                                    617
Total Disbursements                                                        4,472
--------------------------------------------------------------------------------

Roughly three-quarters of HCRA disbursements are appropriated in the State Budget, and are reflected in the financial plan estimates earlier in this Report. The largest "on-budget" program spending includes transfers to accommodate various Medicaid and public health costs ($1.1 billion), hospital indigent care ($826 million), EPIC ($494 million); FHP ($381 million); CHP ($375 million); provider workforce recruitment and retention funds paid through Medicaid rates ($329 million), and roughly $100 million of all other program spending primarily for mental health expansion programs. The remaining spending that is not included in the State Budget comprises Graduate Medical Education ($383 million) and roughly $500 million for various other program spending (including Roswell subsidy payments, excess medical malpractice, programs serving the uninsured, and anti-tobacco programs). The cash balance is projected to be $790 million at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the CPF), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:
(i) The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues; (ii) SRFs, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose; (iii) CPFs, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and DSFs, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities. Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Overview. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart.

The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 through 2006-07 fiscal years.

          CASH FINANCIAL PLAN - GENERAL FUND - 2003-2004 and 2004-2005
                              (millions of dollars)



                                                 2003-2004   2004-2005
                                                   Actual     Enacted     Change
                                                 ---------   ---------   -------
Opening fund balance                                  815       1,077       262
                                                   ======      ======    ======
Receipts:
Taxes:
   Personal income tax                             15,744      18,490     2,716
   User taxes and fees                              7,979       8,679       700
   Business taxes                                   3,413       3,714       301
   Other taxes                                        768         764        (4)
Miscellaneous receipts (1)                          5,917       2,438    (3,479)
Federal Grants (1)                                    654           0      (654)
Transfers from other funds:
   PIT in excess of Revenue Bond debt service       5,244       5,612       368
   Sales tax in excess of LGAC debt service         1,971       2,158       187
   Real estate taxes in excess of CW/CA debt
      service                                         307         246       (61)
   All other                                          300         554       254
                                                   ------      ------    ------
   Total receipts                                  42,327      42,655       328
                                                   ======      ======    ======
Disbursements:
Grants to local governments                        29,246      29,392       146
State operations                                    7,093       7,501       408
General State charges                               3,247       3,671       424
Transfers to other funds:
   Debt service                                     1,474       1,737       263
   Capital projects                                   229         196       (33)
   Other purposes                                     776         542      (234)
                                                   ------      ------    ------
   Total disbursements                             42,065      43,039       974
                                                   ======      ======    ======
Fiscal Management Plan                                  0         434       434
                                                   ======      ======    ======
Change in fund balance                                262          50      (212)
                                                   ======      ======    ======
Closing fund balance                                1,077       1,127        50
                                                   ======      ======    ======
Tax Stabilization Reserve Fund                        794         794         0
Contingency Reserve Fund                               21          21         0
Community Projects Fund                               262         312        50



(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.



                 CASH FINANCIAL PLAN - GENERAL FUND - 2004-2005
                              (millions of dollars)



                                                       30-Day   Change   Enacted
                                                       ------   ------   -------
Opening fund balance                                    1,014       63     1,077
                                                       ======    =====    ======
Receipts:
Taxes:
   Personal income tax                                 18,501      (11)   18,490
   User taxes and fees                                  8,382      297     8,679
   Business taxes                                       3,709        5     3,714
   Other taxes                                            762        2       764
Miscellaneous receipts                                  2,087      351     2,438
Transfers from other funds:
   PIT in excess of Revenue Bond debt service           5,622      (10)    5,612
   Sales tax in excess of LGAC debt service             2,061       97     2,158
   Real estate taxes in excess of CW/CA debt
      service                                             246        0       246
   All other                                              476       78       554
                                                       ------    -----    ------
   Total receipts                                      41,846      809    42,655
                                                       ======    =====    ======
Disbursements:
Grants to local governments                            28,471      921    29,392
State operations                                        7,251      250     7,501
General State charges                                   3,652       19     3,671
Transfers to other funds:
   Debt service                                         1,748      (11)    1,737
   Capital projects                                       187        9       196
   Other purposes                                         587      (45)      542
                                                       ------    -----    ------
   Total disbursements                                 41,896    1,143    43,039
                                                       ======    =====    ======
Fiscal Management Plan                                      0      434       434
                                                       ======    =====    ======
Change in fund balance                                    (50)     100        50
                                                       ======    =====    ======
Closing fund balance                                      964      163     1,127
                                                       ======    =====    ======
Tax Stabilization Reserve Fund                            794        0       794
Contingency Reserve Fund                                   20        1        21
Community Projects Fund                                   150      162       312
Source: NYS DOB

                       CASHFLOW - GENERAL FUND - 2004-2005
                              (DOLLARS IN MILLIONS)



                             2004
                            April     May     June    July   August   September   October
                            -----   ------   -----   -----   ------   ---------   -------
Opening Fund Balance        1,077    3,842   1,227   1,865    1,740     2,462      2,166
                            =====   ======   =====   =====    =====     =====      =====
Receipts:
      Taxes
   Personal income tax      3,851      526   1,945   1,215    1,338     1,764        554
   Sales Tax                  626      576     857     622      600       825        593
   User taxes and fees         79       41      52      62       53        57         53
   Business taxes             148       (9)    727      91       60       745         52
   Other taxes                 68       50      79      60       49        61         65
   Miscellaneous receipts      70       68     319     245      122       165        176
   Transfers from other
      funds
   Revenue Bond Fund          875      158     648     405      379       602        184
   LGAC                       181       33       0       0      787       178        180
   Clean Water/Clean Air       52       26      77      23       66         0          0
   All Other Transfers          4        0       0       6        1       220          1
                            -----   ------   -----   -----    -----     -----      -----
Total receipts              5,954    1,469   4,704   2,729    3,455     4,617      1,858
                            =====   ======   =====   =====    =====     =====      =====
Disbursements:
   Grants to local
      governments           1,621    3,089   2,805   1,669    1,694     2,822      1,454
   State operations           837      708     790     795      601       740        513
   General State charges      423      179     214     268      306       958        256
   Transfers to other
      funds
   Debt Service               211       45     220      50       34       326         51
   Capital Projects             1       46      23      56       31        48         19
   All Other Transfers         96       17      14      16       67        19        146
                            -----   ------   -----   -----    -----     -----      -----
Total disbursements         3,189    4,084   4,066   2,854    2,733     4,913      2,439
                            =====   ======   =====   =====    =====     =====      =====
Fiscal Management Plan          0        0       0       0        0         0          0
                            =====   ======   =====   =====    =====     =====      =====
Excess (deficiency) of
   receipts over
   disbursements            2,765   (2,615)    638    (125)     722      (296)      (581)
                            -----   ------   -----   -----    -----     -----      -----
Closing Fund Balance        3,842    1,227   1,865   1,740    2,462     2,166      1,585
                            =====   ======   =====   =====    =====     =====      =====

                                                    2005
                            November   December   January   February    March    Total
                            --------   --------   -------   --------   ------   ------
Opening Fund Balance          1,585      1,004     1,325      4,731     5,437    1,077
                              =====      =====     =====      =====    ======   ======
Receipts:
      Taxes
   Personal income tax          569      1,270     3,065      1,831       562   18,490
   Sales Tax                    586        875       621        505       732    8,018
   User taxes and fees           52         59        59         47        47      661
   Business taxes                12        753        37         18     1,080    3,714
   Other taxes                   63         72        64         67        66      764
   Miscellaneous receipts       194        467       172        168       272    2,438
   Transfers from other
      funds
   Revenue Bond Fund             71        424     1,021        416       429    5,612
   LGAC                         176        263       194          3       163    2,158
   Clean Water/Clean Air          4         (2)        0          1        (1)     246
   All Other Transfers            1         44         1          1       275      554
                              -----      -----     -----      -----    ------   ------
Total receipts                1,728      4,225     5,234      3,057     3,625   42,655
                              =====      =====     =====      =====    ======   ======
Disbursements:
   Grants to local
      governments             1,422      2,313     1,182      1,869     7,452   29,392
   State operations             597        819       528        316       257    7,501
   General State charges        148        243       268        161       247    3,671
   Transfers to other
      funds
   Debt Service                 174        353        14         28       231    1,737
   Capital Projects              30        237      (106)        43      (232)     196
   All Other Transfers           18         19        22         14        94      542
                              -----      -----     -----      -----    ------   ------
Total disbursements           2,389      3,984     1,908      2,431     8,049   43,039
                              =====      =====     =====      =====    ======   ======
Fiscal Management Plan           80         80        80         80       114      434
                              =====      =====     =====      =====    ======   ======
Excess (deficiency) of
   receipts over
   disbursements               (581)       321     3,406        706    (4,310)      50
                              -----      -----     -----      -----    ------   ------
Closing Fund Balance          1,004      1,325     4,731      5,437     1,127    1,127
                              =====      =====     =====      =====    ======   ======



Note: April through July cash flow is based on actual experience, August reflects preliminary results and the remaining months are projections.

Source: NYS DOB

                  CASH FINANCIAL PLAN - STATE FUNDS - 2004-2005
                              (millions of dollars)



                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO)
                                          Fund     Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening Fund Balance                      1,077     1,703      (336)       174     2,618
                                         ======    ======    ======    =======   =======

Receipts:
Taxes                                    31,647     4,758     1,795      8,754    46,954
Miscellaneous receipts                    2,438    11,126     1,987        647    16,198
Federal grants                                0         1         0          0         1
                                         ------    ------    ------    -------   -------
   Total receipts                        34,085    15,885     3,782      9,401    63,153
                                         ======    ======    ======    =======   =======
Disbursements:
Grants to local governments              29,392    11,336     1,002          0    41,730
State operations                          7,501     4,919         0         22    12,442
General State charges                     3,671       479         0          0     4,150
Debt service                                  0         0         0      3,899     3,899
Capital projects                              0         1     2,071          0     2,072
                                         ------    ------    ------    -------   -------
   Total disbursements                   40,564    16,735     3,073      3,921    64,293
                                         ======    ======    ======    =======   =======
Other financing sources (uses):
Transfers from other funds                8,570       961       234      5,234    14,999
Transfers to other funds                 (2,475)     (406)   (1,115)   (10,733)  (14,729)
Bond and note proceeds                        0         0       193          0       193
                                         ------    ------    ------    -------   -------
   Net other financing sources (uses)     6,095       555      (688)    (5,499)      463
                                         ======    ======    ======    =======   =======
Fiscal Management Plan                      434         0         0          0       434
                                         ======    ======    ======    =======   =======
Change in fund balance                       50      (295)       21        (19)     (243)
                                         ======    ======    ======    =======   =======
Closing Fund Balance                      1,127     1,408      (315)       155     2,375
                                         ======    ======    ======    =======   =======
Source: NYS DOB



             CASH FINANCIAL PLAN - ALL GOVERNMENT FUNDS - 2004-2005
                              (millions of dollars)



                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO)
                                          Fund     Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening Fund Balance                      1,077     2,183      (489)       174     2,945
                                         ======    ======    ======    =======   =======

Receipts:
Taxes                                    31,647     4,758     1,795      8,754    46,954
Miscellaneous receipts                    2,438    11,126     1,987        647    16,328
Federal grants                                0    34,972     1,864          0    36,836
                                         ------    ------    ------    -------   -------
   Total receipts                        34,085    50,986     5,646      9,401   100,118
                                         ======    ======    ======    =======   =======
Disbursements:
Grants to local governments              29,392    42,895     1,220          0    73,507
State operations                          7,501     8,207         0         22    15,730
General State charges                     3,671       686         0          0     4,357
Debt service                                  0         0         0      3,899     3,899
Capital projects                              0         1     3,713          0     3,714
                                         ------    ------    ------    -------   -------
   Total disbursements                   40,564    51,789     4,933      3,921   101,207
                                         ======    ======    ======    =======   =======
Other financing sources (uses):
Transfers from other funds                8,570     3,137       234      5,234    17,175
Transfers to other funds                 (2,475)   (2,891)   (1,124)   (10,733)  (17,223)
Bond and note proceeds                        0         0       193          0       193
                                         ------    ------    ------    -------   -------
   Net other financing sources (uses)     6,095       246      (697)    (5,499)      145
                                         ======    ======    ======    =======   =======
Fiscal Management Plan                      434         0         0          0       434
                                         ======    ======    ======    =======   =======
Change in fund balance                       50      (557)       16        (19)     (510)
                                         ======    ======    ======    =======   =======
Closing Fund Balance                      1,127     1,626      (473)       155     2,435
                                         ======    ======    ======    =======   =======
Source: NYS DOB

             CASH DISBURSEMENTS BY FUNCTION - ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)



                                                          2003-2004    2004-2005     Annual
                                                           Actual       Enacted      Change
                                                         ----------   ----------   ---------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                       65,436       88,992      23,556
Alcoholic Beverage Control                                   10,558       10,220        (338)
Banking Department                                           55,868       60,221       4,353
Consumer Protection Board                                     3,113        2,465        (648)
Economic Development, Department of                          29,122      345,557     306,435
Empire State Development Corporation                             50       65,975      65,925
Energy Research and Development Authority                    29,557       26,123      (3,434)
Housing Finance Agency                                            0            0           0
Housing and Community Renewal, Division of                  248,348      219,674     (28,674)
Insurance Department                                        105,913      128,217      22,304
Olympic Regional Development Authority                        7,575        7,750         175
Public Service, Department of                                47,080       57,429      10,349
Science, Technology and Academic Research, Office of         35,584       80,170      44,586
                                                         ----------   ----------   ---------
   Functional Total                                         648,204    1,092,793     444,589
                                                         ----------   ----------   ---------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                        4,207        4,523         316
Environmental Conservation, Department of                   820,901      901,821      80,920
Environmental Facilities Corporation                          6,788       12,416       5,628
Parks, Recreation and Historic Preservation, Office of      194,993      228,028      33,035
                                                         ----------   ----------   ---------
   Functional Total                                       1,026,889    1,146,788     119,899
                                                         ----------   ----------   ---------
TRANSPORTATION
Motor Vehicles, Department of                               203,748      217,695      13,947
Thruway Authority                                             2,865        4,000       1,135
Transportation, Department of                             4,610,012    5,334,101     724,089
                                                         ----------   ----------   ---------
   Functional Total                                       4,816,625    5,555,796     739,171
                                                         ----------   ----------   ---------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of             1,213        4,044       2,831
Aging, Office for the                                       177,333      171,228      (6,105)
Children and Families, Council on                               470            0        (470)
Children and Family Services, Office of                   3,364,763    3,092,522    (272,241)
Health, Department of                                    31,480,929   33,478,337   1,997,408
                                                         ----------   ----------   ---------
    Medical Assistance                                   27,561,478   29,300,766   1,739,288
    Medicaid Administration                                 578,628      542,400     (36,228)
    All Other                                             3,340,823    3,635,171     294,348
Human Rights, Division of                                    14,067       14,884         817
Labor, Department of                                        879,965      766,602    (113,363)
Prevention of Domestic Violence, Office of                    2,063        1,602        (461)

             CASH DISBURSEMENTS BY FUNCTION - ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)



                                                              2003-2004    2004-2005     Annual
                                                               Actual       Enacted      Change
                                                             ----------   ----------   ---------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                4,177,608    4,455,899     278,291
                                                             ----------   ----------   ---------
   Welfare Assistance                                         2,868,220    3,124,959     256,739
   Welfare Administration                                       339,924      341,133       1,209
   All Other                                                    969,464      989,807      20,343
Welfare Inspector General, Office of                                892        1,083         191
Workers' Compensation Board                                     130,832      145,860      15,028
                                                             ----------   ----------   ---------
   Functional Total                                          40,230,135   42,132,061   1,901,926
                                                             ----------   ----------   ---------
MENTAL HEALTH
Mental Health, Office of                                      2,048,760    2,172,437     123,677
Mental Retardation and Development Disabilities, Office of    2,609,153    2,820,865     211,712
Alcohol and Substance Abuse Services, Office of                 471,437      478,649       7,212
Developmental Disabilities Planning Council                       3,270        3,730         460
Quality of Care for the Mentally Disabled, Commission on          9,722       11,200       1,478
                                                             ----------   ----------   ---------
   Functional Total                                           5,142,342    5,486,881     344,539
                                                             ----------   ----------   ---------
PUBLIC PROTECTION
Capital Defenders Office                                         12,519       12,519           0
Correction, Commission of                                         2,503        2,427         (76)
Correctional Services, Department of                          2,127,272    2,140,898      13,626
Crime Victims Board                                              60,392       61,858       1,466
Criminal Justice Services, Division of                          305,713      304,234      (1,479)
Investigation, Temporary State Commission of                      3,071        3,426         355
Judicial Commissions                                              2,298        2,542         244
Military and Naval Affairs, Division of (1)                   1,630,324    1,840,922     210,598
Parole, Division of                                             188,005      175,903     (12,102)
Probation and Correctional Alternatives, Division of             76,114       75,480        (634)
Public Security, Office of                                        7,737       11,929       4,192
State Police, Division of                                       486,640      489,083       2,443
                                                             ----------   ----------   ---------
   Functional Total                                           4,902,588    5,121,221     218,633
                                                             ----------   ----------   ---------
EDUCATION
Arts, Council on the                                             45,949       45,789        (160)
City University of New York                                     830,448    1,134,572     304,124
Education, Department of                                     21,603,046   22,694,716   1,091,670
                                                             ----------   ----------   ---------
   School Aid                                                15,414,132   16,375,841     961,709
   STAR Property Tax Relief                                   2,819,455    3,018,000     198,545
   Handicapped                                                1,320,140    1,432,976     112,836
   All Other                                                  2,049,319    1,867,899    (181,420)
Higher Education Services Corporation                           872,380    1,014,996     142,616
State University Construction Fund                                8,184        9,402       1,218
State University of New York                                  4,337,870    4,634,189     296,319
                                                             ----------   ----------   ---------
   Functional Total                                          27,697,877   29,533,664   1,835,787
                                                             ----------   ----------   ---------

             CASH DISBURSEMENTS BY FUNCTION - ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)



                                           2003-2004    2004-2005      Annual
                                            Actual       Enacted       Change
                                          ----------   -----------   ----------
GENERAL GOVERNMENT
Audit and Control, Department of             148,963       176,815       27,852
Budget, Division of the                       28,955        39,786       10,831
Civil Service, Department of                  20,148        21,652        1,504
Elections, State Board of                      3,356         6,616        3,260
Employee Relations, Office of                  3,298         3,550          252
Executive Chamber                             12,458        14,916        2,458
General Services, Office of                  200,234       213,756       13,522
Inspector General, Office of                   5,194         5,441          247
Law, Department of                           149,095       170,823       21,728
Lieutenant Governor, Office of the               358           458          100
Lottery, Division of                         159,224       159,651          427
Public Employment Relations Board              3,262         3,472          210
Racing and Wagering Board, State              13,734        14,832        1,098
Real Property Services, Office of             43,472        53,800       10,328
Regulatory Reform, Governor's Office of        3,227         3,375          148
State, Department of                         125,628       234,589      108,961
Tax Appeals, Division of                       2,676         2,718           42
Taxation and Finance, Department of          344,957       338,027       (6,930)
Technology, Office for                        32,737        19,897      (12,840)
TSC Lobbying                                   1,044         1,325          281
Veterans Affairs, Division of                 10,953        12,517        1,564
                                          ----------   -----------   ----------
   Functional Total                        1,312,973     1,498,016      185,043
                                          ----------   -----------   ----------
ALL OTHER CATEGORIES
Legislature                                  202,252       201,629         (623)
Judiciary (excluding fringe benefits)      1,431,275     1,508,013       76,738
Homeland Security                             15,676       141,974      126,298
Local Government Assistance                  823,952       802,661      (21,291)
Long-Term Debt Service                     3,351,303     3,898,993      547,690
General State Charges/Miscellaneous        3,824,451     4,176,765      352,314
Capital Accounting Adjustment (2)                  0    (1,090,000)  (1,090,000)
One-time Payment Deferrals (3)             1,900,000             0   (1,900,000)
                                          ----------   -----------   ----------
   Functional Total                       11,548,909     9,640,035   (1,908,874)
                                          ----------   -----------   ----------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING     97,326,542   101,207,255    3,880,713
                                          ==========   ===========   ==========



Note 1: Projected includes $1.7 billion in World Trade Center spending that will be reflected in various agencies at year end.
Note 2: Projected 2004-05 spending by function has been adjusted to include certain off-budget capital projects spending, however it is excluded from total projected spending. This spending is not included in actual cash results by the State Comptroller on a cash basis but is reflected on a GAAP basis.
Note 3: To provide a comparable annual change by function, spending by function has been adjusted for $1.9 billion in one-time payment deferrals from 2002-03 to 2003-04. The payment deferrals are shown in aggregate and were detailed most recently in the 2003-04 Year-End Report.

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

Based on current projections, the 2004-05 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. DOB expects to incorporate the fiscal management plan into the Financial Plan projections in the Mid-Year Update to the Financial Plan, planned for October 2004.

As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2% to 5% of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2% or $840 million with the next annual deposit.

Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

Federal Issues. The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

         Update to Annual Information Statement (AIS) State of New York

                                November 16, 2004



This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.

Part I contains information on the State's Financial Plan projections. In Part I, readers will find: (a) extracts from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.

Part II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.

Part III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.

The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Usage Notice. This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

PART I - Mid-Year Update to the 2004-05 Financial Plan

DOB prepared the extracts of the Mid-Year Update set forth below. The Mid-Year Update contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2004-05 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained herein.

Introduction. This Mid-Year Update is submitted pursuant to Section 23 of the State Finance Law. In this Mid-Year Update readers will find:

.. An explanation of the mid-year revisions to the 2004-05 Enacted Budget Financial Plan and updated gap projections for 2005-06 and 2006-07;

.. A revised forecast for the national and State economies that supports the current Financial Plan projections;

.. Monthly General Fund cash flow projections for 2004-05;

.. A discussion of Financial Plan reserves and risks;

.. Updated 2004-05 receipts and disbursements estimates under the Health Care Reform Act (HCRA); and,

.. Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update. The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004. Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

General Fund Summary. On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies. DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update). The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05. The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

--------------------------------------------------------------------------------
                                  General Fund
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
Enacted Budget (Before Vetoes & FMP)                  (669)    (6,350)   (7,954)
   Vetoes                                              235        211       259
Enacted Budget (Before FMP)                           (434)    (6,139)   (7,695)
   Revenues                                            359        513       505
   New Costs                                          (215)      (819)     (968)
                                                      ----     ------    ------
   Medicaid                                            (90)      (109)     (175)
   DOCS                                                (75)       (89)     (104)
   Lottery                                             (55)         0         0
   Collective Bargaining                               (43)      (205)     (191)
   Mental Hygiene                                      (15)      (111)     (153)
   School Aid                                            0       (207)     (327)
   SUNY                                                  0        (80)      (85)
   All Other Changes                                    63        (18)       67
   Fiscal Management Plan Savings                      290        450       450
                                                      ----     ------    ------
   FMP Savings Achieved (to date)                       66         83        47
   Remaining FMP Savings Needed                        224        367       403
Mid-Year Update                                          0     (5,995)   (7,708)
--------------------------------------------------------------------------------



As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

Fiscal Management Plan. The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.



--------------------------------------------------------------------------------
                         Fiscal Management Plan Savings
                              (millions of dollars)

                                                     2004-05   2005-06   2006-07
                                                     -------   -------   -------
FMP Savings Achieved (to date)                          66        83        47
                                                       ---       ---       ---
   SUNY                                                 23        25        22
   Medicaid                                             20        23         0
   Health                                               13        13        10
   Mental Hygiene                                        6        15         8
   Tax and Finance                                       3         6         6
   All Other                                             1         1         1
Remaining FMP Savings to be Achieved                   224       367       403
Total Fiscal Management Plan Savings                   290       450       450
--------------------------------------------------------------------------------



FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.

The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year.

Vetoes. On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

Economic Outlook

National Economy. The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9%


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


during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3% for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2% in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00% to 1.75%,/4/ and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.

Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth accelerating to 1.8%, following 1.0% growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3% annually). Personal income is expected to grow 5.3% in 2005, following 5.2% growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7% in both 2004 and 2005.



--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                              2003   2004   2005
--------------------------------------------------------------------------------
Gross Domestic Product (real)                                  3.0    4.3    3.2
--------------------------------------------------------------------------------
Personal Income                                                3.2    5.2    5.3
--------------------------------------------------------------------------------
Nonfarm Employment                                            (0.3)   1.0    1.8
--------------------------------------------------------------------------------
Consumer Price Index                                           2.3    2.7    2.7
--------------------------------------------------------------------------------



Note: Numbers above are percent change/calendar year. DOB estimates are based on
      National Income and Product Account data through September 2004.
Source: U.S. Bureau of Economic Analysis, DOB staff estimates.



DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

State Economy. DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6% decline observed in 2003. The total State employment is projected to rise 0.3% in 2004, followed by growth of 0.9% in 2005. Wage income is projected to rise 5.6% in 2004, followed by growth of 4.7% for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.



--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                              2003   2004   2005
--------------------------------------------------------------------------------
Personal Income                                                2.3    5.3    4.8
--------------------------------------------------------------------------------
Nonagricultural Employment                                    (0.6)   0.3    0.9
--------------------------------------------------------------------------------
Unemployment Rate                                              6.3    6.0    5.6
--------------------------------------------------------------------------------
Note: Numbers above are percent changes for personal income and nonagricultural employment and percents for the unemployment rate, calendar year basis.
Source: U.S. Bureau of Economic Analysis, NYS Department of Labor, DOB staff estimates.
--------------------------------------------------------------------------------



All Governmental Funds Summary

Summary of Receipt Changes. Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6%). State Funds


----------
/4/ Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

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


receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0%). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6%) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.



--------------------------------------------------------------------------------
                           Summary of Receipt Changes
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2003-04 Actuals                                      42,327    62,170    98,989
2004-05 Enacted Budget                               42,655    63,153   100,118
Personal Income Tax                                     227       300       300
PIT Revenue Bond Tax Fund Transfer                       73         0         0
Real Estate Transfer Tax                                165       165       165
Miscellaneous Receipts                                  (91)     (183)     (189)
Federal Grants                                            6         5       169
All Other Changes                                       (21)        0         0
                                                     ------    ------   -------
Net Change from Enacted Budget                          359       287       445
2004-05 Mid-Year Update                              43,014    63,440   100,563
Annual Change from 2003-04
-- Dollar Change                                        687     1,270     1,574
-- Percent Change                                       1.6%      2.0%      1.6%
Annual Change Adjusted for $1.9B in
Tobacco Proceeds Received in 2003-04
-- Dollar Change                                      2,587     3,170     3,474
-- Percent Change                                       6.4%      5.3%      3.6%
--------------------------------------------------------------------------------



NOTE: Annual growth is affected by the deferral of $1.9 billion in payments from 2002-03 to 2003-04. The deferral artificially inflates the 2003-04 spending base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual spending change on both an adjusted (excluding the impact of payment deferrals) and unadjusted basis.



Personal Income Tax/Revenue Bond Tax Fund: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.

Real Estate Transfer Taxes: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.

Miscellaneous Receipts: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.

In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.


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


Federal Grants: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).

All Other Changes: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.

The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.

Summary of Disbursement Changes. The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.



--------------------------------------------------------------------------------
                         Summary of Disbursement Changes
                              (millions of dollars)

                                                     General    State     All
                                                       Fund     Funds    Funds
                                                     -------   ------   -------
2003-04 Actuals                                      42,065    61,332    97,326
2004-05 Enacted Budget                               43,039    64,293   101,207
Medicaid                                                 90        24       149
SUNY                                                      0       113       118
DOCS                                                     75        75        81
Lottery                                                  55         0         0
Judiciary                                                43        43        43
Mental Hygiene                                           15       (50)      (46)
Transportation                                            0       (78)     (132)
All Other Changes                                       (63)      (85)      (67)
                                                     ------    ------   -------
Subtotal                                                215        42       146
FMP Savings to Date                                     (66)      (62)      (62)
                                                     ------    ------   -------
Net Change from Enacted Budget                          149       (20)       84
2004-05 Mid-Year Update                              43,188    64,273   101,291
Annual Change from 2003-04
-- Dollar Change                                      1,123     2,941     3,965
-- Percent Change                                       2.7%      4.8%      4.1%
Annual Change Adjusted for $1.9B in
Payment Deferrals Paid in 2003-04
-- Dollar Change                                      3,023     4,841     5,865
-- Percent Change                                       7.5%      8.1%      6.1%
--------------------------------------------------------------------------------



NOTE: Annual growth is affected by the deferral of $1.9 billion in payments from 2002-03 to 2003-04. The deferral artificially inflates the 2003-04 spending base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual spending change on both an adjusted (excluding the impact of payment deferrals) and unadjusted basis.



Medicaid: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.

State University of New York: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.

Lottery: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).

Department of Correctional Services: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).

Judiciary: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement.

Mental Hygiene: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.

Transportation: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.

All Other Changes: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).

Fiscal Management Plan Savings: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.

Collective Bargaining: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

General Fund Outyear Projections. The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.

The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gaps. As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.


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


--------------------------------------------------------------------------------
               Sources of 2005-06 Budget Gap billions of dollars)
                                                                         2005-06
                                                                         -------
Revenue Growth                                                             2.3
Loss of Nonrecurring Actions                                              (2.1)
PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption            (1.1)
Final Use of Tobacco Proceeds                                             (0.4)
Medicaid Growth                                                           (0.8)
Loss of FMAP                                                              (0.2)
State Takeover of FHP                                                     (0.3)
School Aid                                                                (0.8)
Pension/Health Insurance Costs                                            (0.7)
Increasing Debt Service and STAR Costs                                    (0.5)
All Other Spending Growth                                                 (1.4)
--------------------------------------------------------------------------------
2005-06 Projected Budget Gap                                              (6.0)
--------------------------------------------------------------------------------



Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8%) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a full year clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).

Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95% increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).

Changes From the Enacted Budget. Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7% over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07. Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.

Cash Flow. DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.

The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intra-month daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.

Financial Plan Reserves and Risks. The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.

Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

In Campaign for Fiscal Equity (CFE) v. State of New York, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.

DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

Health Care Reform Act Financial Plan. CRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

--------------------------------------------------------------------------------
                           2004-05 HCRA Financial Plan
                              (millions of dollars)
Opening Fund Balance                                                         430
Public Goods Pool:                                                         2,632
Surcharges                                                                 1,493
Covered Lives Assessment                                                     703
Hospital Assessment (1%)                                                     217
Federal Funds/Other                                                          219
Tobacco Control and Insurance Initiatives Pool:                            2,200
Empire Conversion Proceeds                                                 1,217
Cigarette Tax                                                                693
Federal Funds                                                                290
Total Receipts                                                             4,832
Disbursements:
Medicaid/Public Health Support                                             1,067
Hospital Indigent Care                                                       826
EPIC                                                                         494
Graduate Medical Education                                                   383
FHP                                                                          381
CHP                                                                          375
Workforce Recruitment/Retention                                              329
All Other                                                                    617
Total Disbursements                                                        4,472
Closing Fund Balance                                                         790
--------------------------------------------------------------------------------



HCRA Receipts. Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1% of net revenues.

As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.

HCRA Disbursements. Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage
(EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs. A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires. A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.

Debt Management. The Debt Reform Act of 2000 imposed phased-in limits on the amount of new State supported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs.

Debt Reform. The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to 4% of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

For the 2003-04 fiscal year, the debt outstanding and debt service caps are 1.98% each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

--------------------------------------------
            Debt Outstanding Cap
           (dollars in millions)
--------------------------------------------
New Debt Outstanding               $ 10,891
--------------------------------------------
Personal Income (CY 2003)          $701,852
--------------------------------------------
Debt Outstanding (Percent of PI)       1.55%
--------------------------------------------
Cap Imposed by Debt Reform Act         1.98%
--------------------------------------------



----------------------------------------------------------
                     Debt Service Cap
                  (dollars in millions)
----------------------------------------------------------
New Debt Service                                  $   837
----------------------------------------------------------
Governmental Funds Receipts                       $99,698
----------------------------------------------------------
Debt  Service (Percent of Govt'l Fund Receipts)      0.84%
----------------------------------------------------------
Cap Imposed by Debt Reform Act                       1.98%
----------------------------------------------------------



Explanation of the Financial Plan Tables. The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes: (i) The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues; (ii) Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose; (iii) Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and (iv) Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                 CASH FINANCIAL PLAN - GENERAL FUND - 2004-2005
                              (millions of dollars)



                                                       Enacted   Change   October
                                                       -------   ------   -------
Opening fund balance                                     1,077        0     1,077
                                                        ======     ====    ======
Receipts:
Taxes:
   Personal income tax                                  18,490      226    18,716
   User taxes and fees                                   8,679        0     8,679
   Business taxes                                        3,714        0     3,714
   Other taxes                                             764        0       764
Miscellaneous receipts                                   2,438      (91)    2,347
Federal grants                                               0        6         6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            5,612      101     5,713
   Sales tax in excess of LGAC debt service              2,158        0     2,158
   Real estate taxes in excess of CW/CA debt service       246      165       411
   All other                                               554      (48)      506
                                                        ------     ----    ------
   Total receipts                                       42,655      359    43,014
                                                        ======     ====    ======
Disbursements:
Grants to local governments                             29,392       90    29,482
State operations                                         7,501      124     7,625
General State charges                                    3,671      (56)    3,615
Transfers to other funds:
   Debt service                                          1,737       (4)    1,733
   Capital projects                                        196       (2)      194
   Other purposes                                          542       (3)      539
                                                        ------     ----    ------
   Total disbursements                                  43,039      149    43,188
                                                        ======     ====    ======
Fiscal Management Plan                                     434     (210)      224
                                                        ======     ====    ======
Change in fund balance                                      50        0        50
                                                        ======     ====    ======
Closing fund balance                                     1,127        0     1,127
                                                        ======     ====    ======
Tax Stabilization Reserve Fund                             794        0       794
Contingency Reserve Fund                                    21        0        21
Community Projects Fund                                    312        0       312



Note: The $210 million change in the Fiscal Management Plan Category is comprised of $66 million in FMP savings and $144 million in excess receipts over disbursements.

                 CASH FINANCIAL PLAN - GENERAL FUND - 2005-2006
                              (millions of dollars)



                                                       Enacted   Change   October
                                                       -------   ------   -------
Receipts:
Taxes:
   Personal income tax                                  18,843     240     19,083
   User taxes and fees                                   8,075       0      8,075
   Business taxes                                        3,823       0      3,823
   Other taxes                                             820       0        820
Miscellaneous receipts                                   1,700      11      1,711
Federal grants                                               0       4          4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            5,825      96      5,921
   Sales tax in excess of LGAC debt service              2,130       0      2,130
   Real estate taxes in excess of CW/CA debt service       250     163        413
   All other                                               277      (1)       276
                                                        ------    ----     ------
   Total receipts                                       41,743     513     42,256
Disbursements:
Grants to local governments                             33,062     (60)    33,002
State operations                                         7,927     755      8,682
General State charges                                    4,334       7      4,341
Transfers to other funds:
   Debt service                                          1,843     (18)     1,825
   Capital projects                                        213      17        230
   Other purposes                                          553      35        588
                                                        ------    ----     ------
   Total disbursements                                  47,932     736     48,668
                                                        ======    ====     ======
Fiscal Management Plan                                     450     (83)       367
                                                        ======    ====     ======
Deposit to/(use of) Community Projects Fund                (50)      0        (50)
                                                        ======    ====     ======
Margin                                                  (5,689)   (306)    (5,995)
                                                        ======    ====     ======



                  CASH FINANCIAL PLAN - GENERAL FUND- 2006-2007
                              (millions of dollars)



                                                       Enacted   Change   October
                                                       -------   ------   -------
Receipts:
Taxes:
   Personal income tax                                  19,721      251    19,972
   User taxes and fees                                   8,304        0     8,304
   Business taxes                                        3,902        0     3,902
   Other taxes                                             878        0       878
Miscellaneous receipts                                   1,735       (4)    1,731
Federal grants                                               0        4         4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            6,008       92     6,100
   Sales tax in excess of LGAC debt service              2,197        0     2,197
   Real estate taxes in excess of CW/CA debt service       259      163       422
   All other                                               274       (1)      273
                                                        ------     ----    ------
   Total receipts                                       43,278      505    43,783
                                                        ======     ====    ======
Disbursements:
Grants to local governments                             35,362      125    35,487
State operations                                         8,276      877     9,153
General State charges                                    4,888     (136)    4,752
Transfers to other funds:
   Debt service                                          1,818        1     1,819
   Capital projects                                        214       13       227
   Other purposes                                          565       41       606
                                                        ------     ----    ------
   Total disbursements                                  51,123      921    52,044
                                                        ======     ====    ======
Fiscal Management Plan                                     450      (47)      403
                                                        ======     ====    ======
Deposit to/(use of) Community Projects Fund               (150)       0      (150)
                                                        ======     ====    ======
Margin                                                  (7,245)    (463)   (7,708)
                                                        ======     ====    ======

                       CASHFLOW - GENERAL FUND - 2006-2007
                              (millions of dollars)



                             2004
                            April     May     June    July   August   September   October
                            -----   ------   -----   -----   ------   ---------   -------
Opening Fund Balance        1,077    3,842   1,227   1,865    1,740     2,314      2,413
Receipts:
   Taxes:
      Personal income tax   3,851      526   1,945   1,215    1,344     1,895        630
      Sales Tax               626      576     857     622      596       826        588
      User taxes and fees      79       41      52      62       55        46         45
      Business taxes          148       (9)    727      91       56       805         38
      Other taxes              68       50      79      60       52        57         65
Miscellaneous receipts         69       67     318     245      124       141        100
Federal grants                  1        1       1       0        2         1          0
Transfers from other
   funds:
   Revenue Bond Fund          875      158     648     405      382       649        197
   LGAC                       181       33       0       0      617       339        180
   Clean Water/Clean Air       52       26      77      23       67        49         20
   All other Transfers          4        0       0       6        1       179         57
                            -----   ------   -----   -----    -----     -----      -----
   Total receipts           5,954    1,469   4,704   2,729    3,296     4,987      1,920
                            =====   ======   =====   =====    =====     =====      =====
Disbursements:
   Grants to local
      governments           1,621    3,089   2,805   1,669    1,677     2,836      1,411
State operations              837      708     790     795      601       755        336
General State charges         423      179     214     268      306       910        194
Transfers to other funds:
   Debt service               211       45     220      50       35       319         51
   Capital projects             1       46      23      56       32        33         30
   All Other Transfers         96       17      14      16       71        35        127
                            -----   ------   -----   -----    -----     -----      -----
Total disbursements         3,189    4,084   4,066   2,854    2,722     4,888      2,149
                            =====   ======   =====   =====    =====     =====      =====
Fiscal Management Plan          0        0       0       0        0         0          0
                            =====   ======   =====   =====    =====     =====      =====
Excess (deficiency) of
   receipts over
   disbursements            2,765   (2,615)    638    (125)     574        99       (229)
                            -----   ------   -----   -----    -----     -----      -----
Closing Fund Balance        3,842    1,277   1,865   1,740    2,314     2,413      2,184
                            =====   ======   =====   =====    =====     =====      =====

                                                    2005
                            November   December   January   February    March    Total
                            --------   --------   -------   --------   ------   ------
Opening Fund Balance         2,184       1,518     1,834      4,970     5,475    1,077
Receipts:
   Taxes:
      Personal income tax      543       1,290     3,134      1,805       538   18,716
      Sales Tax                580         859       622        497       769    8,018
      User taxes and fees       53          59        63         47        59      661
      Business taxes            12         768        35         17     1,026    3,714
      Other taxes               63          72        64         67        67      764
Miscellaneous receipts         343         304       153        178       305    2,347
Federal grants                   0           0         0          0         0        6
Transfers from other
   funds:
   Revenue Bond Fund            69         436     1,044        427       423    5,713
   LGAC                        176         263       188          3       178    2,158
   Clean Water/Clean Air        28          16        19         20        14      411
   All other Transfers           1          11        28          1       218      506
                             -----       -----     -----      -----    ------   ------
   Total receipts            1,868       4,078     5,350      3,062     3,597   43,014
                             =====       =====     =====      =====    ======   ======
Disbursements:
   Grants to local
      governments            1,462       2,270     1,260      1,843     7,539   29,482
State operations               619         872       664        421       227    7,625
General State charges          204         240       265        174       238    3,615
Transfers to other funds:
   Debt service                168         348        14         28       244    1,733
   Capital projects             40          54        28        137      (286)     194
   All Other Transfers          41          18        23         14        67      539
                             -----       -----     -----      -----    ------   ------
Total disbursements          2,534       3,802     2,254      2,617     8,029   43,188
                             =====       =====     =====      =====    ======   ======
Fiscal Management Plan           0          40        40         60        84      224
                             =====       =====     =====      =====    ======   ======
Excess (deficiency) of
   receipts over
   disbursements              (666)        316     3,136        505    (4,348)      50
                             -----       -----     -----      -----    ------   ------
Closing Fund Balance         1,518       1,834     4,970      5,475     1,127    1,127
                             =====       =====     =====      =====    ======   ======

                  CASH FINANCIAL PLAN - STATE FUNDS - 2004-2005
                              (millions of dollars)



                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service
                                          Fund     Funds      Funds     Funds    (MEMO) Total
                                        -------   -------   --------   -------   ------------
Opening fund balance                     1,077     1,703       (336)       174       2,618
                                        ======    ======     ======    =======     =======
Receipts:
Taxes                                   31,873     4,758      1,795      8,993      47,419
Miscellaneous receipts                   2,347    11,101      1,920        647      16,015
Federal grants                               6         0          0          0           6
                                        ------    ------     ------    -------     -------
   Total receipts                       34,226    15,859      3,715      9,640      63,440
                                        ======    ======     ======    =======     =======
Disbursements:
Grants to local governments             29,482    11,109      1,049          0      41,640
State operations                         7,625     5,064          0         22      12,711
General State charges                    3,615       485          0          0       4,100
Debt service                                 0         0          0      3,859       3,859
Capital projects                             0         1      1,962          0       1,963
                                        ------    ------     ------    -------     -------
   Total disbursements                  40,722    16,659      3,011      3,881      64,273
                                        ======    ======     ======    =======     =======
Other financing sources (uses):
Transfers from other funds               8,788       762        230      5,229      15,009
Transfers to other funds                (2,466)     (397)    (1,080)   (10,989)    (14,932)
Bond and note proceeds                       0         0        193          0         193
                                        ------    ------     ------    -------     -------
   Net other financing sources (uses)    6,322       365       (657)    (5,760)        270
                                        ======    ======     ======    =======     =======
Fiscal Management Plan                     224         0          0          0         224
                                        ======    ======     ======    =======     =======
Change in fund balance                      50      (435)        47         (1)       (339)
                                        ======    ======     ======    =======     =======
Closing fund balance                     1,127     1,268       (289)       173       2,279
                                        ======    ======     ======    =======     =======



The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.



            CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2004-2005
                              (millions of dollars)



                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO)
                                          Fund     Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening fund balance                     1,077     2,183       (489)       174     2,945
                                        ======    ======     ======    =======   =======
Receipts:
Taxes                                   31,873     4,758      1,795      8,993    47,419
Miscellaneous receipts                   2,347    11,225      1,920        647    16,139
Federal grants                               6    35,185      1,814          0    37,005
                                        ------    ------     ------    -------   -------
   Total receipts                       34,226    51,168      5,529      9,640   100,563
                                        ======    ======     ======    =======   =======
Disbursements:
Grants to local governments             29,482    42,802      1,267          0    73,551
State operations                         7,625     8,408          0         22    16,055
General State charges                    3,615       689          0          0     4,304
Debt service                                 0         0          0      3,859     3,859
Capital projects                             0         2      3,520          0     3,522
                                        ------    ------     ------    -------   -------
   Total disbursements                  40,722    51,901      4,787      3,881   101,291
                                        ======    ======     ======    =======   =======
Other financing sources (uses):
Transfers from other funds               8,788     3,135        230      5,229    17,382
Transfers to other funds                (2,466)   (2,889)    (1,088)   (10,989)  (17,432)
Bond and note proceeds                       0         0        193          0       193
                                        ------    ------     ------    -------   -------
   Net other financing sources (uses)    6,322       246       (665)    (5,760)      143
                                        ======    ======     ======    =======   =======
Fiscal Management Plan                     224         0          0          0       224
                                        ======    ======     ======    =======   =======
Change in fund balance                      50      (487)        77         (1)     (361)
                                        ======    ======     ======    =======   =======
Closing fund balance                     1,127     1,696       (412)       173     2,584
                                        ======    ======     ======    =======   =======



The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

        CASH DISBURSEMENTS BY FUNCTION - 2004-2005 ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)



                                                                                            Revisions
                                                                 Enacted      Collective   (including     Mid-Year
                                                                 Estimate    Bargaining*      FMP)        Estimate
                                                                ----------   -----------   ----------   -----------
ECONOMIC DEVELOPMENT AND GOVERNMENT
OVERSIGHT
Agriculture and Markets, Department of                              88,992       1,053        (2,768)        87,277
Alcoholic Beverage Control                                          10,220         311           (85)        10,446
Banking Department                                                  60,221       1,645             0         61,866
Consumer Protection Board                                            2,465          73          (100)         2,438
Economic Development, Department of                                345,557         516             0        346,073
Empire State Development Corporation                                65,975           0             0         65,975
Energy Research and Development Authority                           26,123           0             0         26,123
Housing Finance Agency                                                   0           0             0              0
Housing and Community Renewal, Division of                         219,674       2,097          (287)       221,484
Insurance Department                                               128,217       3,208         5,747        137,172
Olympic Regional Development Authority                               7,750           0             0          7,750
Public Service, Department of                                       57,429       1,478        (2,648)        56,259
Science, Technology and Academic Research, Office of                80,170          75             0         80,245
                                                                ----------      ------      --------     ----------
   Functional Total                                              1,092,793      10,456          (141)     1,103,108
                                                                ==========      ======      ========     ==========
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                               4,523         141             0          4,664
Environmental Conservation, Department of                          901,821       8,173        16,854        926,848
Environmental Facilities Corporation                                12,416         228             0         12,644
Parks, Recreation and Historic Preservation, Office of             228,028       4,822           (28)       232,822
                                                                ----------      ------      --------     ----------
   Functional Total                                              1,146,788      13,364        16,826      1,176,978
                                                                ==========      ======      ========     ==========
Transportation
Motor Vehicles, Department of                                      217,695      10,480        (2,663)       225,512
Thruway Authority                                                    4,000           0             0          4,000
Transportation, Department of                                    5,334,101      16,645      (131,712)     5,219,034
                                                                ----------      ------      --------     ----------
   Functional Total                                              5,555,796      27,125      (134,375)     5,448,546
                                                                ==========      ======      ========     ==========
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                    4,044          37            (3)         4,078
Aging, Office for the                                              171,228         293             0        171,521
Children and Families, Council on                                        0           0             0              0
Children and Family Services, Office of                          3,092,522       8,627        40,729      3,141,878
Health, Department of                                           33,478,337      12,774        (1,928)    33,489,183
                                                                ----------      ------      --------     ----------
   Medical Assistance                                           29,300,766           0       128,700     29,429,466
   Medicaid Administration                                         542,400           0        35,000        577,400
   All Other                                                     3,635,171      12,774      (165,628)     3,482,317
Human Rights, Division of                                           14,884         444             0         15,328
Labor, Department of                                               766,602       8,870        99,604        875,076
Prevention of Domestic Violence, Office of                           1,602          74           488          2,164
Temporary and Disability Assistance, Office of                   4,455,899       5,573        (6,042)     4,455,430
   Welfare Assistance                                            3,124,959           0       (24,157)     3,100,802
   Welfare Administration                                          341,133           0         1,400        342,533
   All Other                                                       989,807       5,573        16,715      1,012,095
Welfare Inspector General, Office of                                 1,083          23             0          1,106
Workers' Compensation Board                                        145,860       3,216           294        149,370
                                                                ----------      ------      --------     ----------
   Functional Total                                             42,132,061      39,931       133,142     42,305,134
                                                                ==========      ======      ========     ==========
MENTAL HEALTH
Mental Health, Office of                                         2,172,437      36,521        (2,954)     2,206,004
Mental Retardation and Developmental Disabilities, Office of     2,820,865      41,014       (45,689)     2,816,190
Alcohol and Substance Abuse Services, Office of                    478,649       2,127        (6,427)       474,349
Developmental Disabilities Planning Council                          3,730         (18)           27          3,739
Quality of Care for the Mentally Disabled, Commission on            11,200         200           (12)        11,388
                                                                ----------      ------      --------     ----------
   Functional Total                                              5,486,881      79,844       (55,055)     5,511,670
                                                                ==========      ======      ========     ==========
PUBLIC PROTECTION
Capital Defenders Office                                            12,519         175             0         12,694
Correction, Commission of                                            2,427          84             0          2,511
Correctional Services, Department of                             2,140,898      18,952        81,189      2,241,039
Crime Victims Board                                                 61,858         201             0         62,059

        CASH DISBURSEMENTS BY FUNCTION - 2004-2005 ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)



                                                                                            Revisions
                                                                 Enacted      Collective   (including     Mid-Year
                                                                 Estimate    Bargaining*      FMP)        Estimate
                                                               -----------   -----------   ----------   -----------
Criminal Justice Services, Division of                             304,234       1,446       (3,071)        302,609
Investigation, Temporary State Commission of                         3,426          87            0           3,513
Judicial Commissions                                                 2,542          62            0           2,604
Military and Naval Affairs, Division of (1)                      1,840,922       1,138      (26,736)      1,815,324
Parole, Division of                                                175,903       4,752        1,012         181,667
Probation and Correctional Alternatives, Division of                75,480          77            0          75,557
Public Security, Office of                                          11,929          22            0          11,951
State Police, Division of                                          489,083       1,774        3,690         494,547
                                                               -----------    --------      -------     -----------
   Functional Total                                              5,121,221      28,770       56,084       5,206,075
                                                               ===========    ========      =======     ===========
EDUCATION
Arts, Council on the                                                45,789         214            0          46,003
City University of New York                                      1,134,572           0            0       1,134,572
Education, Department of                                        22,694,716       6,266         (448)     22,700,534
                                                               -----------    --------      -------     -----------
   School Aid                                                   15,090,841           0            0      15,090,841
   STAR Property Tax Relief                                      3,018,000           0            0       3,018,000
   Handicapped                                                   1,432,976           0            0       1,432,976
   All Other                                                     3,152,899       6,266         (448)      3,158,717
Higher Education Services Corporation                            1,014,996       1,449            0       1,016,445
State University Construction Fund                                   9,402         331         (477)          9,256
State University of New York                                     4,634,189      92,796      111,672       4,838,657
                                                               -----------    --------      -------     -----------
   Functional Total                                             29,533,664     101,056      110,747      29,745,467
                                                               ===========    ========      =======     ===========
GENERAL GOVERNMENT
Audit and Control, Department of                                   176,815       3,293       25,400         205,508
Budget, Division of the                                             39,786       1,315        2,787          43,888
Civil Service, Department of                                        21,652         783          129          22,564
Elections, State Board of                                            6,616          95       (3,000)          3,711
Employee Relations, Office of                                        3,550         118           84           3,752
Executive Chamber                                                   14,916       1,174          139          16,229
General Services, Office of                                        213,756       2,320        2,277         218,353
Inspector General, Office of                                         5,441         189            0           5,630
Law, Department of                                                 170,823       4,551         (464)        174,910
Lieutenant Governor, Office of the                                     458          29            0             487
Lottery, Division of                                               159,651         712       13,857         174,220
Public Employment Relations Board                                    3,472         109           88           3,669
Racing and Wagering Board, State                                    14,832         269        1,669          16,770
Real Property Services, Office of                                   53,800         911       (1,921)         52,790
Regulatory Reform, Governor's Office of                              3,375          97            0           3,472
State, Department of                                               234,589       1,215           12         235,816
Tax Appeals, Division of                                             2,718          94            0           2,812
Taxation and Finance, Department of                                338,027      10,179       (2,200)        346,006
Technology, Office of                                               19,897         300            0          20,197
TSC Lobbying                                                         1,325          37          (50)          1,312
Veterans Affairs, Division of                                       12,517         257         (481)         12,293
                                                               -----------    --------      -------     -----------
   Functional Total                                              1,498,016      28,047       38,326       1,564,389
                                                               ===========    ========      =======     ===========
ALL OTHER CATEGORIES
Legislature                                                        201,629           0            0         201,629
Judiciary (excluding fringe benefits)                            1,508,013           0       42,500       1,550,513
Homeland Security                                                  141,974           0        1,458         143,432
Local Government Assistance                                        802,661           0            0         802,661
Long-Term Debt Service                                           3,898,993           0      (40,120)      3,858,873
General State Charges/Miscellaneous                              4,176,765    (328,593)     (85,955)      2,672,217
Capital Accounting Adjustment(2)                                (1,090,000)          0            0               0
                                                               -----------    --------      -------     -----------
   Functional Total                                              9,640,035    (328,593)     (82,117)      9,229,325
                                                               -----------    --------      -------     -----------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                          101,207,255           0       83,437     101,290,692
                                                               ===========    ========      =======     ===========



* Represents the allocation of collective bargaining cost to agencies. The Enacted Budget estimate had reflected the costs centrally.

Note 1: Projected 2004-05 includes $1.7 billion in World Trade Center spending that will be reflected in various agencies at year end.

Note 2: Projected 2004-05 spending by function has been adjusted to include certain off-budget capital projects spending, however it is excluded from total projected spending. This spending is not included in actual cash results by the State Comptroller on a cash basis but is reflected on a GAAP basis.

Special Considerations



The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.

PART C. OTHER INFORMATION

Item 23.  Exhibits.


          All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.


(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)(1) Amended By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(c) Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)       Not applicable.

(i) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)       *Consent of Independent Registered Public Accounting Firm.


(j)(1)    *Consent of Colorado Counsel.

(j)(2)    *Consent of Georgia Counsel.

(j)(3)    *Consent of Louisiana Counsel.

(j)(4)    *Consent of Maryland Counsel.

(j)(5)    *Consent of Massachusetts Counsel.

(j)(6)    *Consent of Michigan Counsel.

(j)(7)    *Consent of Minnesota Counsel.

(j)(8)    *Consent of Missouri Counsel.

(j)(9)    *Opinion and Consent of New York Counsel.

(j)(10)   *Consent of Ohio Counsel.

(j)(11)   *Opinion and Consent of Oregon Counsel.

(j)(12)   *Consent of South Carolina Counsel.

(k)       Not applicable.

(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8) *Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc.

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(p) *Amended Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates.


(Other Exhibits:) (a) Power of Attorney for Robert B. Catell. Incorporated by
                  reference to Registrant's Post-Effective Amendment No. 40 filed on January 28, 2004.)

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

                  (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.  Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended ("Advisors Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, C and D of Form ADV, filed by Seligman pursuant to the Advisers Act, as amended (SEC File No. 801-15798) on March 29, 2004.

Item 27.  Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.


                             Seligman Advisors, Inc.
                              As of January 1, 2005



       (1)                                   (2)                                   (3)
Name and Principal                 Positions and Offices                   Positions and Offices
Business Address                   with Underwriter                        with Registrant
--------------------------------   -------------------------------------   -----------------------
William C. Morris*                 Chairman of the Board and Director      Chairman of the Board
Brian T. Zino*                     Director                                President, Director and
                                                                           Chief Executive Officer
David F. Stein*                    Director                                None
Rodney G.D. Smith*                 Director                                None
Charles W. Kadlec*                 President and Director                  None
Richard M. Potocki*                Managing Director, Director of Sales    None
Andrew S. Veasy*                   Managing Director, Sales                None
Thomas G. Rose*                    Senior Vice President, Finance          Vice President
James R. Besher*                   Senior Vice President, Divisional       None
                                   Sales Director
Gerald I. Cetrulo, III*            Senior Vice President, Sales            None
Arthur A. Condron*                 Senior Vice President, Offshore         None
                                   Sales and Administration
Jeffrey S. Dean*                   Senior Vice President, Director of      None
                                   Operations and Business Planning
Kenneth J. Dougherty*              Senior Vice President, Sales            None
Jonathan G. Evans*                 Senior Vice President, Sales            None
T. Wayne Knowles*                  Senior Vice President, Divisional       None
                                   Sales Director

                             Seligman Advisors, Inc.
                              As of January 1, 2005



       (1)                                   (2)                                   (3)
Name and Principal                 Positions and Offices                   Positions and Offices
Business Address                   with Underwriter                        with Registrant
--------------------------------   -------------------------------------   -----------------------
Fernando Sanchez-Alcazar           Senior Vice President, Regional         None
Seligman International, Inc.       Director, Latin America
Av. Alicia M. de Justo 1148
Fourth Floor #407B
C1107AAX Buenos Aires, Argentina
Michelle L. McCann-Rappa*          Senior Vice President, Director         None
                                   of Marketing
Ronald W. Pond*                    Senior Vice President, Divisional       None
                                   Sales Director
Thomas P. Parnell*                 Senior Vice President, Sales
J. Jeffery Rold*                   Senior Vice President, Divisional       None
                                   Sales Director
Jeffery C. Pleet*                  Senior Vice President, Regional         None
                                   Retirement Plans Manager
James C. Taylor*                   Senior Vice President, Sales            None
Bruce M. Tuckey*                   Senior Vice President, Sales            None
Mason S. Flinn*                    Senior Vice President, National Sales   None
                                   Manager of Retirement Plans
Judith L. Lyon*                    Senior Vice President, Sales            None
Joseph J. Williams, Jr.*           Senior Vice President, Sales            None
Angela M. Billick*                 Vice President, Marketing Manager       None
                                   Offshore and Wealth Management
Marcie L. Blanco*                  Vice President, Retirement              None
                                   Plans Marketing Consultant
Anna R. Brogan*                    Vice President, Regional Retirement     None
                                   Plans Manager
Emily H. Calcagno*                 Vice President, National Accounts       None
Nicole C. Grogan*                  Vice President, Manager, Sales          None
                                   Administration and Planning
Peter J. Campagna*                 Vice President, Portfolio Advisory,     None
                                   Managed Money
Dina Cutrone*                      Vice President, Retirement Marketing    None
Helen Delman*                      Vice President, Product Manager         None
Matthew Witschel*                  Vice President, Manager of Internal     None
                                   Sales
Steven J. Ralff*                   Vice President, Product Manager         None
Paula A. Smith*                    Vice President, Product Manager         None
John T. Szwed*                     Vice President, Product Manager         None
Gary A. Terpening*                 Vice President, Director of Business    None
                                   Development
Edward W. Urban*                   Vice President, Product Manager         None
William DeSanto*                   Vice President, Portfolio Advisory,     None
                                   Managed Money
Edward S. Finocchiaro              Vice President, Regional Sales          None
120 Screenhouse Lane
Duxbury, MA 02332
Brian C. Kelleher                  Vice President, Regional Sales          None
1925 Chestnut Street, #2
San Francisco, CA  94123

                             Seligman Advisors, Inc.
                              As of January 1, 2005



       (1)                                   (2)                                   (3)
Name and Principal                 Positions and Offices                   Positions and Offices
Business Address                   with Underwriter                        with Registrant
--------------------------------   -------------------------------------   -----------------------
Mike Loftus                        Vice President, Regional Sales           None
1625 Larimer, Unit 1002
Denver, CO 80202
Leslie A. Mudd                     Vice President, Regional Sales           None
9234 N. 115th Street
Scottsdale, AZ 85259
John H. Perucki                    Vice President, Regional Sales           None
1307 Old Pond Lane
Matthew, NC 28105
Nicholas C. Roberts                Vice President, Regional Sales           None
315 Montana Avenue, #305
Santa Monica, CA  90403
Frank J. Nasta*                    Corporate Secretary                      Secretary
James M. Curtis*                   Assistant Corporate Secretary            None
Paul B. Goucher*                   Assistant Corporate Secretary            None
Jennifer G. Muzzey*                Assistant Corporate Secretary            None
Albert A. Pisano*                  Vice President, Director of Compliance   None
Katherine J. Shetler*              Senior Vice President and Treasurer      None
Julie S. Rosenberg*                Assistant Treasurer                      None
Lawrence P. Vogel*                 Assistant Treasurer                      Vice President and
                                                                            Treasurer
Richard C. Dluzniewski*            Assistant Treasurer                      None
Sandra G. Floris*                  Assistant Vice President, Order Desk     None
Keith R. Landry*                   Vice President, Order Desk               None
Karen Billias*                     Assistant Vice President, Retirement     None
                                   Plans Marketing Consultant
Michael J. Ferry*                  Assistant Vice President, Retirement     None
                                   Plans Marketing Consultant
Paula S. Chan*                     Assistant Vice President, Marketing      None
                                   Specialist
John Kielmeyer*                    Assistant Vice President, Regional       None
                                   Sales
Lisa M. MacDonald*                 Assistant Vice President, Sales          None
                                   Administration and Planning
Oscar Lagos*                       Assistant Vice President, Operations     None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)  Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.  Management Services. Not Applicable.

Item 30.  Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 42 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 2005.

                                        SELIGMAN MUNICIPAL FUND SERIES, INC.


                                        By: /s/ Brian T. Zino
                                            ------------------------------------
                                                Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 has been signed below by the following persons in the capacities indicated on January 28, 2005.

Signature                               Title
---------                               -----


/s/ Brian T. Zino                       President, Director and Chief Executive
-------------------------------------   Officer (Principal Executive Officer)
Brian T. Zino


/s/ William C. Morris                   Chairman of the Board and Director
-------------------------------------
William C. Morris


/s/ Lawrence P. Vogel                   Treasurer (Principal Financial and
-------------------------------------   Accounting Officer)
Lawrence P. Vogel


Robert B. Catell, Director     )
John R. Galvin, Director       )
Alice S. Ilchman, Director     )
Frank A. McPherson, Director   )
John E. Merow, Director        )        /s/ Brian T. Zino
Betsy S. Michel, Director      )        ----------------------------------------
Leroy C. Richie, Director      )            Brian T. Zino, Attorney in Fact
Robert L. Shafer, Director     )
James N. Whitson, Director     )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 42 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.   Description
------------------   -----------
Item 23(j)           Consent of Independent Registered Public Accounting Firm.

Item 23(j)(1)        Consent of Colorado Counsel.

Item 23(j)(2)        Consent of Georgia Counsel.

Item 23(j)(3)        Consent of Louisiana Counsel.

Item 23(j)(4)        Consent of Maryland Counsel.

Item 23(j)(5)        Consent of Massachusetts Counsel.

Item 23(j)(6)        Consent of Michigan Counsel.

Item 23(j)(7)        Consent of Minnesota Counsel.

Item 23(j)(8)        Consent of Missouri Counsel.

Item 23(j)(9)        Opinion and Consent of New York Counsel.

Item 23(j)(10)       Consent of Ohio Counsel.

Item 23(j)(11)       Opinion and Consent of Oregon Counsel.

Item 23(j)(12)       Consent of South Carolina Counsel.

Item 23(m)(8)        Participation Agreement between Salomon Smith Barney Inc.
                     and Seligman Advisors, Inc.

Item 23(p)           Amended Code of Ethics of the Registrant and
                     J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates.